UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

CYPRESS SEMICONDUCTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

[ ], 2017
Dear Fellow Stockholder:
You are cordially invited to attend Cypress Semiconductor Corporation’s 2017 Annual Meeting of Stockholders. We will hold the meeting on June 8, 2017, at 10:00 a.m. Pacific Daylight Time, at our principal executive offices located at 198 Champion Court, San Jose, California 95134. We look forward to your attendance in person or by proxy at the meeting.
Please refer to the Proxy Statement for detailed information on each of the proposals to be presented at the Annual Meeting. Your vote is important, and we strongly urge you to cast your vote whether or not you plan to attend the Annual Meeting.
If you are a stockholder of record, meaning that you hold shares directly with Computershare Trust Company N.A., the inspector of elections will have your name on a list and you will be able to gain entry to the Annual Meeting with any form of government-issued photo identification (e.g., driver’s license, state-issued ID card, passport). If you hold stock in a brokerage account or in "street name" and wish to attend the Annual Meeting in person, you will also need to bring a letter from your broker reflecting your stock ownership as of the record date, which is April 18, 2017.
Thank you for your ongoing support and continued interest in Cypress Semiconductor Corporation.

Very truly yours,

Hassane El-Khoury
President and Chief Executive Officer

NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS

CYPRESS SEMICONDUCTOR CORPORATION
NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO ALL CYPRESS STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cypress Semiconductor Corporation, a Delaware corporation, will be held on:
Date:    June 8, 2017
Time:    10:00 a.m. Pacific Daylight Time
Place:    Cypress’s principal executive offices located at 198 Champion Court, San Jose, California 95134
Items of Business:

1.
The election of seven directors to serve on our Board of Directors for a one-year term, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017;

3.	Annual advisory vote to approve the compensation of our named executive officers;

4.	Advisory vote to approve the frequency of the annual advisory vote to approve the compensation of our named executive officers;

5.	Amendment and restatement of our 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) making certain administrative and clerical changes to the plan; and

6.	The transaction of such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of the 2017 Annual Meeting of Stockholders. This Notice, the 2016 Annual Report and our 2017 Proxy Statement are being made available to stockholders on or about [ ], 2017.
All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on April 18, 2017, are entitled to receive notice of, and may vote at, the Annual Meeting, or any adjournment or postponement thereof. Any stockholder attending the Annual Meeting and entitled to vote may do so in person even if such stockholder returned a WHITE proxy card or voted by telephone or online. We have provided voting instructions in the attached Proxy Statement on how you can vote your shares at or before the Annual Meeting. The attached Proxy Statement and our 2016 Annual Report to stockholders are also available online at http://www.cypress.com/go/2016annualreport. You are encouraged to access and review all of the important information contained in these materials prior to voting.
Our Board of Directors has selected the seven persons named in the Proxy Statement as its nominees for election to the Board of Directors at the Annual Meeting. Each of our nominees is currently serving as a director of Cypress. We believe that the seven nominees named in the attached proxy statement have a well-rounded combination of experience, expertise and insight, all necessary to provide the right leadership to build value for all Cypress stockholders.
Please note that Cypress’s former Chief Executive Officer and Director, T.J. Rodgers, has submitted nominations for two candidates for election to the Board of Directors at the Annual Meeting. We do not endorse the election of either of Mr. Rodgers’ nominees as a director. You may receive proxy solicitation materials from Mr. Rodgers or other persons or entities affiliated with them in support of his nominees, including an opposition proxy statement and a gold proxy card. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM AND URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF MR. RODGERS. Even if you have previously submitted a proxy or voting instructions with respect to the director nominees solicited by Mr. Rodgers, you have the right to change your vote. If you are a stockholder of record, you may change your vote by marking, dating, signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by following the instructions on the WHITE proxy card to submit your proxy electronically over the Internet or by telephone. Only the latest dated proxy you submit will be counted. If you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker or other nominee to change your vote. We urge you to disregard any gold proxy card or voting instruction form sent to you by Mr. Rodgers or on behalf of any person other than Cypress.
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Okapi Partners LLC
1212 Avenue of the Americas
24th Floor
New York, New York 10036
Telephone: (212) 297-0720
Toll-Free: (877) 285-5990
Email: cyinfo@okapipartners.com

FOR THE BOARD OF DIRECTORS

Pamela Tondreau
Corporate Secretary

San Jose, California, [ ], 2017

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PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

2017 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Page
CYPRESS SEMICONDUCTOR CORPORATION 2017 PROXY STATEMENT SUMMARY	1

FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING	3

CERTAIN BACKGROUND INFORMATION	10

PROPOSAL ONE - ELECTION OF DIRECTORS	13

PROPOSAL TWO - RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

PROPOSAL THREE - ANNUAL ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	19

PROPOSAL FOUR - ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	21

PROPOSAL FIVE - AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN	22

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	33

CORPORATE GOVERNANCE	34
STOCK OWNERSHIP REQUIREMENTS
POLICY ON DERIVATIVE TRADING
POLICY ON PLEDGING
COMMUNICATIONS FROM STOCKHOLDERS AND OTHER INTERESTED PARTIES
CORPORATE GOVERNANCE GUIDELINES
BOARD STRUCTURE
BOARD'S ROLE IN RISK MANAGMENT OVERSIGHT
BOARD'S COMMITTEES

DIRECTOR COMPENSATION	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45

COMPENSATION COMMITTEE REPORT	48

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	49
EXECUTIVE SUMMARY
COMPENSATION PROCESSES AND PHILOSOPHY
ELEMENTS OF COMPENSATION
CYPRESS 2016 EXECUTIVE COMPENSATION
CYPRESS 2017 COMPENSATION ACTIONS

EXECUTIVE COMPENSATION TABLES	66
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS
OPTION EXERCISES AND STOCK VESTING
NON-QUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Cypress Semiconductor Corporation - 2017 Proxy Statement	i

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	75

OTHER REQUIRED DISCLOSURES	77
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
POLICIES AND PROCEDURES WITH RESPECT TO RELATED PERSON TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

OTHER MATTERS	78

APPENDICES
APPENDIX A - INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES	A-1
APPENDIX B - AMENDED AND RESTATED 2013 STOCK PLAN	B-1

Cypress Semiconductor Corporation - 2017 Proxy Statement	ii

CYPRESS SEMICONDUCTOR CORPORATION 2017 PROXY STATEMENT SUMMARY
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

CYPRESS SEMICONDUCTOR CORPORATION 2017 PROXY STATEMENT SUMMARY

This summary highlights information contained in this Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

2017 Annual Meeting Information (See Pages 3 - [ ])	Items of Business

Date: June 8, 2017

Time: 10:00 AM Pacific Daylight Time

Location: Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134

Record Date: April 18, 2017

Admission: To attend the meeting in person, you will need proof of your share ownership and valid picture identification
	Proposal	Board Recommendation	Page Number
	1. The election of seven directors to serve on our Board of Directors for one-year terms, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal.	For	13
	2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2017.	For	17
	3. Annual advisory vote to approve the compensation of our named executive officers.	For	19
	4. Advisory vote to approve the frequency of the annual advisory vote to approve the compensation of our named executive officers.	One Year	21
	5. Amendment and restatement of the 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) certain administrative and clerical changes to the plan.	For	22
Executive Compensation Highlights (See Pages 49 - [ ])

We pay for performance:
- significant portion of named executive officer (NEO) compensation is 100% at-risk performance-based equity
- target total NEO compensation is aligned with peer group
- delivered NEO cash compensation for fiscal year 2016 was 53% of target
- for fiscal year 2016, performance-based equity awards granted were contingent on gross margin and new product performance milestone
- NEO performance compensation includes multi-year component

We seek to mitigate compensation-related risk through a variety of vehicles, including through the following:
- anti-hedging policy
- stock ownership and retention guidelines for all named executive officers
- anti-pledging policy for all named executive officers and directors

Cypress Semiconductor Corporation - 2017 Proxy Statement	1

CYPRESS SEMICONDUCTOR CORPORATION 2017 PROXY STATEMENT SUMMARY
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Our Corporate Governance Policies Reflect Best Practices
- annual election of directors
- Lead Independent Director
- majority voting in uncontested director elections
- proxy access provisions
- 71% of directors are independent
- all board committee members are independent
- anti-hedging policy
- annual say-on-pay votes
- stock ownership and retention guidelines for named executive officers
- annual board and committee self-evaluations

Director Nominees				Board Committee Composition
Name	Director Since	Independent	Position	Audit	Comp.	Nom. & Corp. Governance	Ops.*
W. Steve Albrecht**	2003	x	Director	Ä		X
Eric A. Benhamou	1993	x	Lead Independent Director	X	Ä	X
H. Raymond Bingham	2015		Executive Chairman
Hassane El-Khoury	2016		President, CEO and Director
Oh Chul Kwon	2015	x	Director
Wilbert van den Hoek	2011	x	Director		X		X
Michael Wishart	2015	x	Director	X	X	Ä
Current committee assignments are reflected by X for member and Äfor chairman.
* The operations committee was dissolved in November 2016.
** Mr. Albrecht has been designated as the "audit committee financial expert" in accordance with the requirements of the SEC and the Nasdaq Listing Rules.

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FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

CYPRESS SEMICONDUCTOR CORPORATION
PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
Why am I receiving these materials?

The Board of Directors (the “Board”) of Cypress Semiconductor Corporation (sometimes referred to as “we,” “us,” “our,” “the Company” or “Cypress”) is providing these proxy materials to solicit your vote at the 2017 Annual Meeting of Stockholders, or any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting will be held on June 8, 2017, at 10:00 a.m. Pacific Daylight Time at our principal executive offices located at 198 Champion Court, San Jose, California 95134. The telephone number at this address is (408) 943-2600.
The Company has received notice from T.J. Rodgers, our former Chief Executive Officer and Director, that he is nominating two individuals, J. Daniel McCranie and Camillo Martino (the “Rodgers Nominees”) for election to the Board at the Annual Meeting and soliciting proxies from Cypress stockholders in support of the Rodgers Nominees.
The Rodgers Nominees are not endorsed by our Board. We urge stockholders NOT to vote any gold proxy card or voting instruction form that you may receive from or on behalf of Mr. Rodgers. We are not responsible for the accuracy of any information provided by or relating to Mr. Rodgers contained in any proxy solicitation materials filed or disseminated by or on behalf of Mr. Rodgers or any other statements that Mr. Rodgers may otherwise make. Mr. Rodgers chooses which stockholders receive his proxy solicitation materials.
Our Board of Directors urges you to vote “FOR” of our nominees for director: W. Steve Albrecht, Eric A. Benhamou, H. Raymond Bingham, Hassane El-Khoury, Oh Chul Kwon, Wilbert van den Hoek and Michael S. Wishart.
Who may attend the Annual Meeting?

All stockholders and holders of proxies for those stockholders as of April 18, 2017 (the “Record Date”), as well as other persons invited by Cypress, may attend the Annual Meeting. If you are a stockholder of record, meaning that you hold shares directly with Computershare Trust Company, N.A., the inspector of elections will have your name on a list, and you will be able to gain entry to the Annual Meeting with any form of government-issued photo identification (e.g., driver’s license, state-issued ID card, passport). Stockholders holding stock in brokerage accounts or in “street name” wishing to attend the Annual Meeting in person will also need to bring a letter from their broker reflecting their stock ownership as of the Record Date.
Who is entitled to vote?

Only Cypress stockholders as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were [ ] shares outstanding of Cypress’s common stock, par value $0.01 per share.
What may I vote on?

You may vote on all items listed below:

1.
The election of seven directors to serve on our Board of Directors for one-year terms, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2017;

3.	Annual advisory vote to approve the compensation of our named executive officers;

4.	Advisory vote to approve the frequency of our annual advisory vote to approve the compensation of our named executive officers;

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PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

5.	Amendment and restatement of the 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) certain administrative and clerical changes to the plan; and

6.	The transaction of such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.
As described above, the Board has selected the seven persons named in Proposal No. 1 as its nominees for election to the Board at the Annual Meeting. Cypress has also received notice from Mr. Rodgers that he is nominating the Rodgers Nominees for election as directors at the Annual Meeting and soliciting proxies from stockholders in support of the Rodgers Nominees. The Rodgers Nominees are not endorsed by our Board. We urge stockholders to vote “FOR” all of the seven director nominees named in Proposal No. 1 on the WHITE proxy card and NOT to vote any gold proxy card or voting instruction form that you may receive from or on behalf of Mr. Rodgers.
What is the difference between a registered stockholder or stockholder of record and a beneficial stockholder?

Registered Stockholder or Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a registered stockholder or a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or you may vote by proxy. Shares you hold in a bank or brokerage account are not generally registered directly in your name.
Beneficial Stockholder: Shares Registered in the Name of a Bank or Broker
If your shares were held in an account at a bank, brokerage firm, dealer, or other similar organization on the Record Date, then you are the beneficial stockholder of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial stockholder, you have the right to instruct your bank or broker on how to vote the shares in your account. You are also invited to attend the Annual Meeting. You will be able to gain entry to the Annual Meeting with any form of government-issued photo identification (e.g., driver’s license, state-issued ID card, passport), along with a copy of a letter from your bank or broker reflecting your stock ownership as of the Record Date.
However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank or broker in advance of the Annual Meeting.
How do I vote and what are the voting deadlines?

Whether you hold your shares directly as the stockholder of record or beneficially in "street name," you may vote your shares by proxy without attending the Annual Meeting. Depending on how you hold your shares, you may vote your shares in one of the following ways:
Stockholders of Record: If you are a stockholder of record, there are several ways for you to vote your shares.

.	)/ :	Ä/Å
By mail	By telephone or online	In person at the Annual Meeting
If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the WHITE proxy card. Proxy cards submitted by mail must be received no later than June 7, 2017 at 5 p.m. Pacific Daylight Time to be voted at the Annual Meeting.

You may vote your shares by telephone or online by following the instructions provided in the proxy materials. If you vote by telephone or online, you do not need to return a proxy card by mail. Online and telephone voting are available 24 hours a day. Votes submitted by telephone or online must be received by 11:59 p.m. Eastern Time on June 7, 2017.

You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your WHITE proxy card or voting instructions, or vote by telephone or online by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

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FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Beneficial Stockholders: If you are the beneficial owner of your shares, you should have received the proxy materials and voting instructions from the bank or broker holding your shares. You should follow the instructions in the proxy materials and voting instructions to instruct your bank or broker on how to vote your shares. The availability of telephone and online voting will depend on the voting process of the bank or broker. Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank or broker in advance of the Annual Meeting giving you the right to vote your shares.
What shares may be voted and how may I cast my vote for each proposal?

You may vote all shares you own as of the close of business on the Record Date. You may cast one vote per share of common stock for each proposal.
What is the effect of a broker vote?

Banks and brokers who hold shares of our common stock for a beneficial owner have the discretion to vote on "routine" proposals even if they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. Proposal 2 is considered a "routine" matter under the applicable standards. A “broker non-vote” occurs when a bank or broker does not receive voting instructions from the beneficial owner on a particular matter and does not have the discretion to direct the voting of the shares on a particular proposal. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the final vote with respect to a particular proposal. Thus, a broker non-vote may impact our ability to obtain a quorum, but will not otherwise affect the outcome of the vote on any proposal.
How many votes are needed to approve each proposal?

With respect to Proposal 1, Cypress has adopted a majority voting standard for uncontested director elections and a plurality voting standard for contested elections. The voting standard is discussed further under the section titled “Proposal 1-Election of Directors.” Because the number of nominees timely nominated for election at the annual meeting exceeds the number of directors to be elected at the meeting, the election of directors at the annual meeting is a contested election. As a result, directors will be elected by a plurality of the votes cast at the annual meeting, meaning that, the seven director nominees receiving the highest number of "FOR" votes will be elected. You may vote “FOR” all nominees, “WITHHOLD” your vote for all nominees, or vote “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. If you return the WHITE proxy card, unless indicated otherwise thereon, your shares will be voted “FOR” all of the seven nominees named in Proposal 1 in this Proxy Statement. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than seven directors. If you hold your shares in “street name,” your bank or broker is not permitted to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.
With respect to Proposals 2, 3, 4 and 5, we must receive a “FOR” vote from the majority of shares present and entitled to vote either in person or by proxy in order for such proposal to be approved. Under Delaware law, if you “ABSTAIN” from voting for Proposals 2, 3, 4 and 5, it will have the same effect as an “AGAINST” vote.

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FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Proposal	Vote Required	Broker Vote Allowed
Proposal 1 – Election of seven directors	Plurality of votes cast	No
Proposal 2 – Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017	Majority of shares entitled to vote and present in person or represented by proxy	Yes
Proposal 3 – Annual advisory vote to approve the compensation of our named executive officers	Majority of shares entitled to vote and present in person or represented by proxy	No
Proposal 4 – Advisory vote to approve the frequency of the annual advisory vote to approve the compensation of our named executive officers	Majority of shares entitled to vote and present in person or represented by proxy	No
Proposal 5 - Amendment and restatement of the 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) certain administrative and clerical changes to the plan	Majority of shares entitled to vote and present in person or represented by proxy	No

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if at least a majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank or broker) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or holders of a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another time or date.
How can I change my vote or revoke my proxy?

If you are a stockholder of record, you have the right to revoke your proxy and change your vote at any time before the Annual Meeting by (i) returning a later-dated WHITE proxy card, or (ii) voting again online or by telephone, as more fully described in your proxy materials or WHITE proxy card. You may also revoke your proxy and change your vote by voting in person at the Annual Meeting. If your shares are held by a bank or broker, you may change your vote by submitting new voting instructions to your bank, broker, trustee or agent, or, if you have obtained a legal proxy from your bank or broker giving you the right to vote your shares, by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote again at the Annual Meeting.
What does it mean if I get more than one WHITE proxy or voting instructions card?

It means you hold shares in more than one registered account. You must vote all of your WHITE proxy cards in one of the manners described above (under “How do I vote and what are the voting deadlines?”) to ensure that all your shares are voted.
What should I do if I receive a proxy card or voting instruction form from or on behalf of Mr. Rodgers?

Mr. Rodgers has provided notice that he is nominating the Rodgers Nominees for election as directors at the Annual Meeting and soliciting proxies from stockholders in support of the Rodgers Nominees. The Rodgers Nominees are not endorsed by our Board. You may receive proxy solicitation materials from Mr. Rodgers, including an opposition gold proxy statement and

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PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

proxy card. OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF MR. RODGERS. Even if you have previously submitted a gold proxy card or voting instructions with respect to the director nominees solicited by Mr. Rodgers, you have the right to change your vote. If you are a stockholder of record, you may change your vote by marking, dating, signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by following the instructions on the WHITE proxy card to submit your proxy electronically over the Internet or by telephone. Only the latest dated proxy you submit will be counted. If you are a beneficial holder, please follow the voting instructions provided by your bank, broker or other nominee to change your vote.
We urge you to disregard any gold proxy card or voting instruction form sent to you by Mr. Rodgers or on behalf of any person other than the Company. Please note that if you submit a gold proxy card or voting instruction form to “WITHHOLD AUTHORITY” to vote your shares with respect to any of the Rodgers Nominees, that submission will not cause your shares to be counted as a vote “FOR” any of the Board’s nominees and will result in the revocation of any previous proxy or voting instructions you may have submitted using Cypress’s WHITE proxy card or voting instruction form.
Who will count the votes?

Representatives of [ ], an independent proxy tabulator, will count the votes and will act as the Inspector of Elections. The procedures to be used by the Inspector of Elections are consistent with Delaware law concerning the voting of shares, determination of a quorum and the vote required to take stockholder action.
How much did this proxy solicitation cost and who will pay for the cost?

This solicitation is made on behalf of Cypress’s Board of Directors and the Company will bear the cost of soliciting your vote in connection with this proxy statement ("Proxy Statement"). These costs will include the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. We have requested that banks, brokers and other custodians, agents and fiduciaries send these proxy materials to the beneficial owners of our common stock they represent and secure their instructions as to the voting of such shares. We may reimburse such banks, brokers and other custodians, agents and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. Certain of our directors, officers or employees may also solicit proxies in person, by telephone, or by electronic communications, but they will not receive any additional compensation for doing so.
Such solicitations may be made by telephone, facsimile transmission, over the Internet or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. The Company may also solicit shareholders through press releases issued by the Company, advertisements in periodicals and postings on the Company’s website at www.cypress.com.
The Company has retained Okapi Partners LLC ("Okapi") to assist it in soliciting proxies and related services for a fee estimated to be approximately $[ ] plus reasonable expenses. Okapi expects that approximately 100 of its employees will assist in soliciting proxies. Our aggregate expenses, including those of Okapi, related to our solicitation of proxies, excluding salaries and wages of our regular employees, are expected to be approximately $[ ], of which approximately $[ ] has been incurred as of the date of this Proxy Statement. The Company has also retained Sard Verbinnen & Co (“Sard”) as our public relations advisor in connection with the proxy solicitation at an estimated cost of $[ ] plus out-of-pocket expenses. Sard has advised the Company that approximately [] of its employees will be involved in the proxy solicitation on behalf of the Company. The Company may incur other expenses in connection with the solicitation of proxies for the Annual Meeting. The Company has agreed to certain indemnification provisions with these service providers.
Who are the participants in this proxy solicitation?

Our director nominees, as well as certain of our officers and employees are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. See the section titled “Security Ownership of Certain Beneficial Owners and Management” and Appendix A for additional information with respect to such individuals.

Cypress Semiconductor Corporation - 2017 Proxy Statement	7

FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

How can I receive the Proxy Statement and annual report by electronic delivery?

You may sign up for Cypress’s e-delivery program at www.cypress.com/edeliveryconsent. When you sign up for our electronic delivery program, you will be notified by e-mail whenever our annual report or proxy statement is available for viewing online. Your enrollment in the e-delivery program will remain in effect as long as your account remains active or until you cancel your enrollment.
How can a stockholder request a copy of Cypress’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for fiscal year 2016?

Online: Visit our website at www.cypress.com/go/2016annualreport to view the Annual Report online or print a copy.
By Mail: Send a written request for a copy of our Annual Report on Form 10-K to: Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. Upon receipt of such request by a stockholder, we will provide a printed copy of our Annual Report on Form 10-K without charge. Our Annual Report on Form 10-K for the fiscal year ended January 1, 2017 was filed with the SEC on March 1, 2017.
How and when may I submit proposals or director nominations for consideration at next year’s annual meeting of stockholders?

For stockholder proposals to be considered for inclusion in our 2018 Proxy Statement, the written proposal must be received by our Corporate Secretary, at our principal executive offices located at 198 Champion Court, San Jose, California 95134, no later than [ ], 2017, in accordance with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of stockholder proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act would instead be publicly announced to stockholders and would be a reasonable time before we begin to print and mail our proxy materials.
In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters or nominate director candidates before or at an annual meeting of stockholders. Stockholders who wish to submit a proposal or director nomination under the Company's bylaws must deliver written notice to our Corporate Secretary at the address above no earlier than [ ], 2018 and no later than [ ], 2018. Any such proposal or nomination must contain the specific information required by the Company’s bylaws.
In the event the date of next year's annual meeting is moved more than 30 days before or 60 days after the anniversary date of this year's annual meeting, you may submit a proposal or director nomination under the Company's bylaws by delivering written notice to our Corporate Secretary at the address above no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals will also need to comply with SEC regulations, including Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in the Company's proxy materials.
The Company’s bylaws also provide for separate notice procedures for eligible stockholders who wish to include their director nominees in the Company’s annual meeting proxy materials. Eligible stockholders who wish to submit a director nomination under the Company’s proxy access bylaw must deliver written notice to our Corporate Secretary at the address above no earlier than [ ], 2018 and no later than [ ], 2018. Any such nomination must contain the specific information required by the Company’s bylaws.
If you would like a copy of Cypress’s current bylaws, please write to: Corporate Secretary, 198 Champion Court, San Jose, California 95134. A copy is also filed with the SEC and can be accessed at www.sec.gov.
Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the 2017 Annual Meeting and file a Current Report on Form 8-K announcing the final voting results after the Annual Meeting.

Cypress Semiconductor Corporation - 2017 Proxy Statement	8

FREQUENTLY ASKED QUESTIONS ABOUT THE PROXY MATERIALS AND VOTING
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

How many copies of the proxy materials will you deliver to stockholders sharing the same address?

To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the SEC’s “householding” rules that permit us to deliver a single copy of the Proxy Statement and annual report to stockholders who share the same address, unless otherwise requested by one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of such proxy materials to stockholders who share an address. You may request separate proxy materials for the 2017 Annual Meeting or for future annual meetings, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by writing to Investor Relations, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134 or by calling (408) 943-2600.
Who can I contact if I have questions or need assistance in voting my shares, or if I need additional copies of the proxy materials?

Please contact Okapi Partners, the firm assisting us in our solicitation of proxies, at:
Okapi Partners LLC
1212 Avenue of the Americas
24th Floor
New York, New York 10036
Telephone: (212) 297-0720
Toll-Free: (877) 285-5990
Email: cyinfo@okapipartners.com

Cypress Semiconductor Corporation - 2017 Proxy Statement	9

CERTAIN BACKGROUND INFORMATION
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

CERTAIN BACKGROUND INFORMATION

As noted in the section titled Frequently Asked Questions About The Proxy Materials and Voting, Mr. Rodgers has notified the Company that he is submitting J. Daniel McCranie and Camillo Martino (the “Rodgers Nominees”) for election to the Company’s Board of Directors (the "Board") at the 2017 Annual Meeting. This section outlines material discussions and contacts the Company has had with Mr. Rodgers and his affiliates and representatives and other relevant events from March 12, 2015 to April 5, 2017.
On March 12, 2015, H. Raymond Bingham was appointed as director and Chairman of the Board of the Company in connection with the completion of the Company’s merger with Spansion Inc.
In February 2016, the Cypress management team, in consultation with the Company’s financial and legal advisors, evaluated a potential business combination transaction with Lattice Semiconductor Corporation (“Lattice”) and ultimately decided not to pursue this transaction. In light of this decision, the Board did not review (or vote on) a potential transaction with Lattice, as it was not considered a viable acquisition opportunity. Mr. Rodgers was both a member of the Board and Chief Executive Officer of the Company at this time.
On April 28, 2016, Mr. Rodgers stepped down as President and Chief Executive Officer of the Company.
On August 10, 2016, the Board of Cypress, which included Mr. Rodgers at the time, voted unanimously (with Mr. Bingham abstaining) to approve Mr. Bingham’s appointment as Executive Chairman of the Company and his compensation package. Mr. Bingham’s compensation was established by the Board working with an independent compensation advisor. Thereafter, Mr. Rodgers resigned as a member of the Board and as Technical Advisor to Cypress.
In September 2016, following another outreach by Lattice’s financial advisor, Cypress’s Chief Financial Officer again declined to pursue a business combination transaction with Lattice, consistent with the Company’s previous response.
On November 3, 2016, Lattice announced that it had agreed to be acquired by Canyon Bridge Capital Partners (“Canyon Bridge”). While Mr. Bingham had reached an understanding to join Canyon Bridge’s founding team in October 2016, Mr. Bingham had not joined Canyon Bridge at the time the Lattice transaction was announced, and would not officially join until December 2016.
The following day, on November 4, 2016, the Board of Cypress held a meeting, during which the independent directors of the Board discussed and evaluated Mr. Bingham’s continued role as Executive Chairman and determined that Mr. Bingham should continue his role as Executive Chairman until the Board determines the role is no longer needed, and that the Board would continue to monitor the need for this role. As discussed below, the Board of Cypress determined, at a meeting held on January 13, 2017, that there was no corporate opportunity concern with regard to Lattice. Mr. Bingham has confirmed to the Board that he was not involved in sourcing the Lattice transaction, performing due diligence or negotiating the terms of the deal.
On November 23, 2016, the Company received a letter from California State Teachers' Retirement System ("CalSTRS") containing a stockholder proposal for the 2017 Annual Meeting that the Company amend its charter documents to implement a majority voting standard in uncontested director elections, with a plurality voting standard in contested director elections.
On December 1, 2016, Mr. Rodgers emailed a letter to Mr. Bingham, copying the Board, advocating for an elimination of the Executive Chairman position which he, together with the other directors of Cypress, had unanimously approved (with Mr. Bingham abstaining) less than four months earlier.
On December 9, 2016, Mr. Rodgers sent another letter to the Board asking that the Board take action to address purported conflicts of interest involving Mr. Bingham serving as Executive Chairman of Cypress and as a partner of Canyon Bridge.
On December 12, 2016, following discussions with CalSTRS, the Company sent a letter informing CalSTRS that the Cypress Board, at its first scheduled meeting in 2017, would consider CalSTRS’s November 23 proposal in connection with eliminating cumulative voting in director elections, and, if approved by the Board, intended to submit such proposal, along with a proposal to eliminate cumulative voting, to the Company’s stockholders for approval.
On December 14, 2016, the Company received a letter from CalSTRS withdrawing its November 23 proposal on the basis of the Company’s intention to replace cumulative voting with majority voting in director elections and to submit such items for consideration by the Company’s stockholders at the 2017 Annual Meeting.

Cypress Semiconductor Corporation - 2017 Proxy Statement	10

CERTAIN BACKGROUND INFORMATION
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

On December 19, 2016, the Board of Cypress held a meeting to consider Mr. Rodgers’ December 9 letter. At this meeting, the independent directors of the Board determined that there was no such conflict of interest with respect to Lattice, since Cypress had already determined that it was not interested in acquiring Lattice. In order to ensure that it was handling any potential conflicts of interest that would arise in the future appropriately, the Board adopted formal guidelines for evaluating potential conflict of interest situations involving directors, including re-affirming Section B.7 of the Company’s Corporate Governance Guidelines, which states, in part, “The Board does not believe that directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Nominating and Corporate Governance Committee, to review the circumstances to determine whether continued Board membership is appropriate, and recommend to the Board the appropriate course of action.”
On January 13, 2017, the Board of Cypress, at its first scheduled meeting in 2017 considered, among other things, replacing cumulative voting in the election of directors with a majority voting standard in uncontested elections and a plurality voting standard in contested elections. The Board also discussed: (a) Mr. Bingham’s involvement with Canyon Bridge, (b) that there was no corporate opportunity concern with regard to Lattice, and (c) the current executive structure with Mr. Bingham serving as Executive Chairman and Mr. El-Khoury serving as President and Chief Executive Officer; and the ideal length of time for Mr. Bingham to continue to serve as Executive Chairman. At this meeting Mr. Bingham offered to arrange a call between a representative of the Board and the Managing Partner of Canyon Bridge, including their respective counsels. The Board agreed and directed Mr. Benhamou and outside counsel to participate in such call, which occurred on January 23, 2017.
On January 19, 2017, the Company received from Mr. Rodgers a demand letter pursuant to Section 220 of the Delaware General Corporation Law (the “Demand”) for the Company’s books and records. The Demand cited, among other things, a potential breach of fiduciary duties arising from Mr. Bingham’s alleged conflicts of interest.
On January 24 and January 26, 2017, the Board of Cypress held meetings to consider the Demand and the Company’s proposed response. On January 26, 2017, the Company sent a letter rejecting the Demand for information other than the Company’s stockholder list and related materials. The Company’s response letter explained that Mr. Rodgers was not entitled to inspect the Company’s books and records since he did not set forth in his Demand a credible basis to infer that a non-exculpated breach of fiduciary duty had occurred, as required by Delaware law. The Company’s response letter also informed Mr. Rodgers that, under Delaware law, speculation and conjecture does not amount to a “credible basis.”
On January 30, 2017, Mr. Rodgers filed a complaint in the Delaware Court of Chancery to compel production of the Company’s books and records (the “220 Complaint”).
On February 3, 2017, the Company received from Mr. Rodgers a notice of his intention to nominate the Rodgers Nominees for election to the Board at the 2017 Annual Meeting.
On February 6, 2017, the Company’s counsel, on behalf of the Company’s Nominating and Corporate Governance Committee, contacted Mr. Rodgers’ counsel to request interviews with the Rodgers Nominees. From February 6 to February 9, 2017, members of the Board of Cypress conducted interviews with the Rodgers Nominees, and the Board of Cypress held meetings on February 7 and February 10, 2017 to discuss such interviews.
On February 10, 2017, the Company proposed a settlement with Mr. Rodgers to expand the Board from seven to eight directors and appoint Mr. McCranie to the Board prior to the 2017 Annual Meeting, in exchange for Mr. Rodgers’ dismissal of the 220 Complaint and entry into a customary agreement containing standstill and non-disparagement provisions.
On February 13, 2017, Mr. Rodgers rejected the Company’s settlement proposal. The following day, the Board of Cypress held a meeting to discuss Mr. Rodgers’ rejection and next steps.
On February 16, 2017, the Board of Cypress held a meeting. At this meeting, the Board approved an amendment to the Company’s Second Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate cumulative voting in the election of directors, subject to stockholder approval. In accordance with the Company’s correspondence with CalSTRS, the Board also approved an amendment to the Company’s bylaws to adopt a majority vote standard for the election of directors in uncontested elections and a plurality vote standard in contested elections, which would become effective upon stockholder approval of the proposal to eliminate cumulative voting. The Board also approved a bylaw amendment to implement “proxy access,” permitting stockholders to include stockholder-nominated director candidates in the Company's proxy materials, which would also become effective upon stockholder approval of the proposal to eliminate cumulative voting.
On February 17, 2017, the Company filed a preliminary consent solicitation statement with the Securities and Exchange Commission (the “SEC”), seeking stockholder consent for the amendment to the Certificate of Incorporation to eliminate cumulative voting. Later that day, Mr. Rodgers issued a press release announcing his nomination of the Rodgers Nominees.

Cypress Semiconductor Corporation - 2017 Proxy Statement	11

CERTAIN BACKGROUND INFORMATION
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

On February 23, 2017, Mr. Rodgers, together with the Rodgers Nominees, issued a press release that included a letter to the Board of Cypress, commenting on the Company’s consent solicitation, among other things.
On February 28, 2017, the Company filed a definitive consent solicitation statement with the SEC, which was mailed to stockholders of record on or about March 1, 2017 along with a letter. Among other things, this letter:

•
corrected numerous misstatements made by Mr. Rodgers’ in his various public filings and his 220 Complaint, relating to the alleged conflict of interest involving Mr. Bingham, including by setting straight the sequence of events of the Lattice transaction and Mr. Bingham’s onboarding at Canyon Bridge;

•	explained that Mr. Rodgers himself approved Mr. Bingham’s appointment as Executive Chairman and his compensation; and

•	emphasized the need to insulate Cypress and its stockholders from Mr. Rodgers’ attempt to regain influence and pursue his personal agenda.

On March 7, 2017, Mr. Rodgers filed a preliminary consent information statement with the SEC, purporting to provide additional information relating to the Company’s solicitation of consents to amend its Certificate of Incorporation to eliminate cumulative voting. Mr. Rodgers did not make any recommendation with respect to the Company’s proposed amendment to its Certificate of Incorporation to eliminate cumulative voting.
On March 13, 2017, Mr. Rodgers filed an investor presentation with the SEC addressing the Company’s consent solicitation to eliminate cumulative voting and providing information regarding the Rodgers Nominees, among other things.
On March 14, 2017, Mr. Rodgers filed a preliminary proxy statement relating to the 2017 Annual Meeting. Also on March 14, 2017, Mr. Rodgers issued a press release reiterating that he was not making any recommendation with respect to the Company’s consent solicitation, and indicating that he would vote his shares “in proportion with the Company’s other stockholders.”
On March 20, 2017, Mr. Rodgers filed a definitive consent information statement with the SEC relating to the Company’s consent solicitation to eliminate cumulative voting.
On March 22, 2017, Mr. Rodgers issued a press release that included a letter to the independent directors of Cypress, requesting that the Board announce a date for the 2017 Annual Meeting.
On March 23, 2017, the Company received consents from holders of a majority of its outstanding shares of common stock to approve the Company’s proposal to amend its Certificate of Incorporation to eliminate cumulative voting, and subsequently filed the requisite amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. Also on that date, amendments to the Company’s bylaws to adopt proxy access, as well as a majority voting standard for uncontested director elections, and a plurality voting standard for contested director elections, became effective. On the same day, the Company issued a press release announcing the completion of the Company’s consent solicitation to eliminate cumulative voting and the effectiveness of the bylaw amendments, and providing information regarding the Company’s seven director nominees. Also on March 23, 2017, Mr. Rodgers issued a press release commenting on the Company’s completed consent solicitation.
On March 27, 2017, Mr. Rodgers issued a press release regarding a restricted stock unit award granted to Mr. Bingham on March 16, 2017.
On March 31, 2017, Mr. Rodgers issued a press release regarding the Company's annual analyst day.
On April 5, 2017, the Company filed a preliminary proxy statement relating to the 2017 Annual Meeting.

Cypress Semiconductor Corporation - 2017 Proxy Statement	12

ELECTION OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

PROPOSAL ONE
ELECTION OF DIRECTORS
Seven directors are to be elected to Cypress's Board of Directors (the "Board") at the 2017 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement. All directors are elected annually and serve a one-year term until the next annual meeting, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal. If you submit a signed WHITE proxy card that does not specify how you wish to vote, your shares will be voted "FOR" all seven director nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a director or a nominee. All nominees are standing for re-election except for Hassane El-Khoury, who was appointed as a director by the Board as of August 10, 2016 and is standing for election for the first time.
Our Board members are encouraged, but are not required, to attend annual meetings of stockholders. All of our Board members attended our annual meeting of stockholders in fiscal year 2016.
Except as set forth below, each of the nominees has been engaged in his principal occupation during the past five years. There are no family relationships among our directors and executive officers.

W. Steve Albrecht is the Gunnell Endowed Professor of Accounting and a Wheatley Fellow at Brigham Young University (BYU). He served as the associate dean of the Marriott School of Management until July 2008. Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined BYU in 1977 after teaching at Stanford University and the University of Illinois. Prior to becoming a professor, he worked as an accountant for Deloitte & Touche, an accounting firm. Mr. Albrecht is the past president of the American Accounting Association and the Association of Certified Fraud Examiners. He is a former trustee of the Financial Accounting Foundation that provides oversight to the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board. He is also a former member of COSO, the organization that developed the internal control framework used by most companies. He has consulted with numerous corporations on fraud, controls and financial reporting issues. He has been an expert witness in several large financial statement fraud cases. Mr. Albrecht authored a text on corporate governance and boards of directors and teaches the same topics to MBA students at BYU. In 2013 he was included in the NACD Directorship 100, being named one of the top 50 Corporate Directors in America. Mr. Albrecht holds a bachelor of science degree from BYU, a master’s degree in business administration and a doctorate degree in accounting from the University of Wisconsin.
Qualifications: Extensive experience with financial accounting & reporting and compliance, especially with respect to multi-national companies
Other Public Directorships: Red Hat, SkyWest, Inc.
Former Public Directorships: SunPower Corporation
Age: 70
Director Since: 2003

Cypress Semiconductor Corporation - 2017 Proxy Statement	13

ELECTION OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Eric A. Benhamou is the former chairman of the Board and a current director of Cypress. He is also the former chairman of the board of 3Com Corporation, a digital electronics manufacturer best known for its computer network infrastructure products. He served as chief executive officer of Palm, Inc., a personal digital assistant and smartphone manufacturer, from October 2001 until October 2003 and as chairman until October 2007. He also served as chief executive officer of 3Com from 1990 until the end of 2000. Mr. Benhamou co-founded Bridge Communications, an early networking pioneer, and was vice president of engineering until its merger with 3Com in 1987. Mr. Benhamou is currently a member of the board of directors of Finjan Holdings and serves on its audit committee. He is also a member of the board of directors of Silicon Valley Bank and serves on its finance committee. Until 2014, he served on the Stanford University School of Engineering board and as vice chairman of the board of governors of Ben Gurion University of the Negev. He is the managing director of Benhamou Global Ventures, a venture capital firm he established in 2003. Mr. Benhamou has extensive corporate governance experience. Mr. Benhamou holds a master of science degree from Stanford University’s School of Engineering and a diplôme d’ingénieur and doctorate from Ecole Nationale Supérieure d’Arts et Métiers, Paris.

Qualifications: Engineering expertise; extensive experience managing public companies in the technology sector; expertise in venture and other financial transactions
Other Public Directorships: Silicon Valley Bank, Finjan Holdings
Former Public Directorships: 3Com Corporation, Palm, Inc., Netscape, Real Networks
Age: 61
Director Since: 1993

H. Raymond Bingham is the Executive Chairman of our board of directors. He was appointed to this role in August 2016. Mr. Bingham previously served as the chairman of our board of directors, and prior to that as the chairman of the board of Spansion Inc. from 2010 to 2015. In December 2016, Mr. Bingham formally joined Canyon Bridge Capital Partners, a global private equity investment firm, as a partner. In January 2016, Mr. Bingham joined Riverwood Capital Management, a private equity firm that invests in high growth technology companies, as an Advisory Director. Prior to joining Riverwood Capital, Mr. Bingham was an advisory director with General Atlantic LLC, a global private equity firm, from 2010 to 2015 and a managing director from 2006 to 2009, leading the firm’s Palo Alto office. From 1993 to 2005, Mr. Bingham served in executive management roles at Cadence Design Systems, Inc., the world’s leading electronic design automation (EDA) software company. He served as a director of Cadence from 1997 to 2005, and was named executive chairman in 2004. Prior to being named executive chairman, he served as president and chief executive officer of Cadence from 1999 to 2004 and as executive vice president and chief financial officer from 1993 to 1999. During Mr. Bingham’s tenure as chairman and CEO of Cadence, he helped grow that company’s industry leadership through a series of strategic acquisitions, organic research and development and venture investments. Mr. Bingham also directed Cadence’s global expansion in China, India and Russia.
Mr. Bingham serves as the chairman of the board of Flextronics International Ltd. and of the board of TriNet Group, Inc. In 2009, Mr. Bingham was awarded the Outstanding Directors Award by the Financial Times and the Outstanding Directors Exchange. He helped found and serves as a director of the Silicon Valley Education Foundation and is a board member of the National Parks Conservation Association. In 2015, Mr. Bingham became a trustee of the United States Olympic Committee.
Mr. Bingham received a master of business administration degree from the Harvard Business School and a bachelor of science degree in economics (with honors) from Weber State University. In addition, he was awarded an honorary doctorate of humanities from Weber State University.

Qualifications: Extensive senior leadership and governance experience, with more than 30 years in high tech, and real estate development, with accomplishments in mergers and acquisitions, global trade and venture capital; extensive and significant senior leadership, industry and financial experience; service as a public company director since 1979

Other Public Directorships: Flextronics International Ltd., TriNet Group, Inc.
Former Public Directorships: DHI Group, Inc. (formerly known as Dice Holdings, Inc.), Fusion-io, Cadence Design Systems, Oracle Corporation, STMicroelectronics, Spansion Inc.
Age: 71
Director Since: 2015

Cypress Semiconductor Corporation - 2017 Proxy Statement	14

ELECTION OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Hassane El-Khoury has served as the president and chief executive officer of Cypress since August 2016. He was previously executive vice president of Cypress’s Programmable Systems Division (from 2012 to 2016), managing the company’s standard and programmable microcontroller portfolio, including its Platform PSoC family of devices, and its automotive business. Prior to that, from 2010 to 2012, he served as a senior director of Cypress's automotive business unit. Prior to joining Cypress, Mr. El-Khoury served in various engineering roles with subsystem supplier Continental Automotive Systems, where he spent time based in the U.S., Germany and Japan. He holds a bachelor of science degree in electrical engineering from Lawrence Technological University and a master's degree in engineering management from Oakland University.
Qualifications: Extensive product development and technology experience; leadership and operational management skills; and a wealth of experience with the automotive industry
Other Public Directorships: None
Former Public Directorships: None
Age: 37
Director Since: 2016

Oh Chul Kwon served as chief executive officer of SK Hynix Semiconductor, a South Korean memory semiconductor supplier of dynamic random access memory (DRAM) chips and flash memory chips, from 2010 to 2013. Following his retirement from SK Hynix in 2013, Mr. Kwon has continued to serve as a senior advisor of SK Hynix. Mr. Kwon spent almost 30 years at SK Hynix (formerly Hyundai Electronics) in a number of executive roles, including President of Hynix Neumonics Semiconductor, a joint venture between SK Hynix and ST Microelectronics, in Wuxi, the People’s Republic of China, from 2009 to 2010, and senior vice president of strategic planning and corporate relations of SK Hynix Semiconductor from 2003 to 2009. Mr. Kwon also served on the board of directors of SK Hynix from 2006 to 2013 and of Spansion Inc. from 2014 to 2015. Mr. Kwon has served as an economic advisor to the Jiangsu Provincial Government, People’s Republic of China, since 2011, and as chairman of the Korea Semiconductor Industry Association from 2011 to 2013. Mr. Kwon holds a bachelor of arts degree in international economics from Seoul National University, South Korea.

Qualifications: Significant senior leadership, industry, financial and operational experience; international experience; extensive business development experience in the semiconductor industry
Other Public Directorships: None
Former Public Directorships: Spansion Inc.
Age: 58
Director Since: 2015

Wilbert van den Hoek retired from Novellus Systems, Inc., a semiconductor equipment manufacturer, in 2008, where he was executive vice president and chief technology officer. He also served as president and chief executive officer of Novellus Development Company, LLC, a wholly-owned subsidiary of Novellus Systems, Inc. from 2005 until 2008. He joined Novellus Systems, Inc. in 1990 and served in various senior executive positions until his retirement in 2008. From 1980 to 1990, he held various positions at Philips Research Laboratories, a global organization that helps introduce meaningful innovation to improve people’s lives. From 2004 until 2006 when the company went public, he served on the board of directors of Neah Power Systems, Inc., a developer of innovative, long-lasting, efficient and safe power solutions for military, transportation and portable electronics applications. Since 2005, he has served on the technical advisory boards of various organizations, including Cavendish Kinetics, Inc., a fabless supplier of tunable components for RF circuits, Innopad, Inc., a manufacturer of polishing pads for use in semiconductor manufacturing, Innovent Technologies, LLC, a manufacturer of customized substrate handling products for the semiconductor, LED and solar panel industries, and Process Relations, an independent software vendor and consulting company specializing in supporting customers develop and transfer high-tech manufacturing processes in various markets including the semiconductor market. Mr. van den Hoek received a doctorandus degree cum laude in chemistry from the Rijks Universiteit Utrecht, The Netherlands.

Qualifications: Extensive experience as a senior executive, consultant and director in the semiconductor industry and other high technology companies; thorough understanding of semiconductor industry business models and competition

Other Public Directorships: None
Former Public Directorships: Intermolecular, Inc.
Age: 60
Director Since: 2011

Cypress Semiconductor Corporation - 2017 Proxy Statement	15

ELECTION OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Michael S. Wishart served as a managing director and advisory director of Goldman, Sachs & Co. from 1999 until he retired in June 2011. Since his retirement, Mr. Wishart has provided strategic and business consulting as the president of Roehampton Road, LLC and since June 2015, he has served as chief executive officer of efabless corporation, an early stage company creating a platform for community-based design of semiconductors. From 1991 to 1999, he served as managing director, including as head of the global technology investment banking group for Lehman Brothers. From 1978 to 1992 he held various positions in the investment banking division at Smith Barney, Harris Upham & Co. Mr. Wishart holds a bachelor of science from St. Lawrence University and a masters in business administration from the Stanford Graduate School of Business. He served on the board of directors of Spansion Inc. from 2013 to 2015.
Qualifications: Extensive experience advising technology companies as an investment banker
Other Public Directorships: None
Former Public Directorships: Spansion Inc., Brooktree Corporation
Age: 62
Director Since: 2015

In addition to the biographical information above regarding each nominee’s specific experience, attributes, positions and qualifications, we believe that each of our director nominees currently serving as a director has performed his duties with critical attributes such as honesty, integrity, diligence and an adherence to high ethical standards. Furthermore, each of our current directors has demonstrated strong business acumen and an ability to exercise sound judgment, as well as a commitment to the Company and its core values. Finally, we value their significant leadership and experience on other public company boards and board committees.
Required Vote
Stockholders are not entitled to cumulate votes in the election of directors. Our bylaws provide that, in an uncontested election, each director would be elected by a majority of votes cast. A “majority of votes cast” means the number of shares voted “FOR” a director exceeds the number of shares voted “AGAINST” that director. The majority voting standard does not apply, however, in a contested election. An election is deemed to be contested if the Secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice or proxy access requirements for stockholder nominees for director set forth in Sections 2.15 or 2.16 of our bylaws, respectively, and the nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Company first mails its notice of meeting for the annual meeting of stockholders. In such circumstances, directors are instead elected by a plurality of the votes cast, meaning that the seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors to serve until our next annual meeting, with each director to hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Because the number of nominees timely nominated for election at the Annual Meeting exceeds the number of directors to be elected at the Annual Meeting, the election of directors at the Annual Meeting is a contested election. As a result, directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the seven nominees receiving the most votes will be elected. Only votes cast “FOR” a nominee will be counted, and votes withheld from this proposal are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

☑ THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES NAMED ABOVE BY SIGNING AND RETURNING THE WHITE PROXY CARD OR VOTING INSTRUCTION FORM.
THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF MR. RODGERS.

Cypress Semiconductor Corporation - 2017 Proxy Statement	16

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

PROPOSAL TWO
RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to ratification by our stockholders.
PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1982. A representative of PricewaterhouseCoopers LLP is expected to be present at the 2017 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.
Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice.
If the stockholders fail to ratify the selection of our independent registered public accounting firm, the Audit Committee and the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of Cypress and its stockholders.
All fees billed to Cypress by PricewaterhouseCoopers LLP for fiscal years 2015 and 2016 were pre-approved by the Audit Committee and were as follows:

Services	2015	2016
Audit Fees	$5,740,000	$6,347,211
Audit-Related Fees	$17,000	$625,000
Tax Fees	$1,790,000	$1,507,144
All Other Fees	—	—
Total	$7,547,000	$8,479,355
Audit Fees. Includes fees associated with the annual audit of our financial statements and internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act, review of our quarterly reports on Form 10-Q, annual report on Form 10-K and periodic reports on Form 8-K, consents issued in connection with our Form S-8 filings, assistance with and review of other documents we file with the Securities and Exchange Commission (the "SEC"), and statutory audits required internationally. The fees for fiscal year 2015 include fees related to business combination accounting for our merger with Spansion Inc. (“Spansion”) in the first quarter of fiscal year 2015.
Audit-Related Fees. Audit-related services principally include employee benefit plan audits and accounting consultations not associated with the regular audit.
Tax Fees. Includes fees for tax compliance (tax return preparation assistance and expatriate tax services), general tax planning, tax-related services for acquisitions, and international tax consulting. The fees for fiscal year 2015 include fees related to our merger with Spansion in the first quarter of fiscal year 2015.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted a policy that requires advance approval of all audit services, audit-related services, tax, and other services performed by the Company’s independent registered public accounting firm. With the exception of certain de-minimis amounts, unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform such services for Cypress.
Required Vote
The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Cypress Semiconductor Corporation - 2017 Proxy Statement	17

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

☑ THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Cypress Semiconductor Corporation - 2017 Proxy Statement	18

ANNUAL ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

PROPOSAL THREE
ANNUAL ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (our "NEOs") as disclosed in this Proxy Statement in accordance with Securities and Exchange Commission (the "SEC") rules. We are providing this proposal for the vote of our stockholders pursuant to Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act").
At our 2011 Annual Meeting, as recommended by our Board of Directors (the "Board"), a majority of our stockholders voted in favor of including an annual advisory vote to approve the compensation of our NEOs identified in our proxy statement (also known as “say-on-pay”) to be held at each annual meeting of stockholders. Therefore, we have included Proposal 3 in this Proxy Statement to provide our stockholders with a non-binding advisory, or “say-on-pay,” vote relating to the compensation of our NEOs as disclosed in this Proxy Statement. Your vote on this proposal will provide us with valuable insight into our stockholders' view on our compensation practices pertaining to our NEOs.
Our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success and have played material roles in our ability to drive strong financial results and attract and retain an experienced, successful team to manage our Company. Under these programs, our NEOs are rewarded for achieving specific short- and long-term strategic and corporate goals, and for realizing increased stockholder value. Please read the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement for additional details about our executive compensation programs, specifically information about the fiscal year 2016 compensation of our NEOs.
The Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goal of aligning our executive compensation structure with our stockholders’ interests and with current market practices. We have held stockholder advisory votes to approve the compensation of our NEOs annually since 2011. The recommendation provided by Institutional Shareholder Services and Glass Lewis (the two primary independent proxy advisory firms) and the overall approval rating by our voting stockholders for the last two proxy years is set forth below:

Proxy Year	Stockholder Approval Rating	ISS Recommendation	Glass Lewis Recommendation
2015	97%	FOR	FOR
2016	90%	FOR	FOR
In fiscal year 2016, we gave no base salary increases to our NEOs (other than to our newly appointed CEO), the annual cash-based incentive program paid out at 43% of salary or less, and only two of five of the fiscal year 2016 performance goals for our long-term performance-based equity awards was achieved. We believe this demonstrates that our compensation program and incentive plans are functioning as intended, resulting in alignment between realized pay and Company performance. Please refer to the “Compensation Discussion and Analysis ("CD&A)” section of this Proxy Statement for additional details.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure pursuant to Item 402 of Regulation S-K.”
The say-on-pay vote is advisory, and therefore not binding on the Company, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will seriously consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Cypress Semiconductor Corporation - 2017 Proxy Statement	19

ANNUAL ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

☑ THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED
IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF
THE SECURITIES AND EXCHANGE COMMISSION.

Cypress Semiconductor Corporation - 2017 Proxy Statement	20

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE
ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Introduction
The Dodd-Frank Act also requires public companies to provide their stockholders with a non-binding vote to advise the Company on how often stockholders believe the Company should conduct a stockholder advisory vote on executive compensation, which we refer to as “say-on-pay.” This year's say-on-pay proposal can be found in Proposal 3. In accordance with the Securities and Exchange Commission's (the "SEC’s") rules, stockholders must have the ability to vote on one of four alternatives concerning how frequently the Company should have a say-on-pay vote: every year, every two years, every three years or abstain from voting. We are providing this stockholder advisory vote in accordance with Section 14A of the Exchange Act.

Our Board’s Recommendation
Our Board of Directors (the "Board") recommends that you vote in favor of advising the Company to conduct a say-on-pay vote every year at each annual meeting of stockholders. Our Board values continuing, constructive feedback from our stockholders on executive compensation and other important corporate governance topics. The Board believes that an annual vote will continue to provide valuable feedback on executive compensation. The Board further believes that an annual vote makes the most sense for the Company because the Compensation Committee evaluates the compensation of our named executive officers ("NEOs") on an annual basis (as described in detail in the Compensation Discussion & Analysis section of this Proxy Statement). In addition, our Board believes that an annual vote will foster strong communication from our stockholders to the Board and the Compensation Committee. An annual say-on-pay vote offers a strong mechanism for stockholders to provide ongoing input on how the Company compensates its NEOs and about how stockholders view the Company’s compensation practices and policies.

Advisory or Non-Binding Effect of Vote
Under the Dodd-Frank Act and the related SEC rules, this vote is an advisory, or “non-binding”, vote. The purpose of an advisory vote is to provide stockholders with a mechanism to provide input to the Board about certain issues. The Board is not required by law to act on or otherwise implement the vote frequency receiving the most votes cast and is permitted to choose to hold a say-on-pay vote on a different schedule. However, the Board values our stockholders’ opinions and will take into account the results of this vote in determining how often the Company should conduct a stockholder advisory vote to approve executive compensation.

How to Vote
You have four choices as to how to vote on this proposal. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to this proposal.

☑ THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE FOR A
FREQUENCY OF “ONE YEAR” FOR FUTURE NON-BINDING STOCKHOLDER VOTES TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

Cypress Semiconductor Corporation - 2017 Proxy Statement	21

AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

PROPOSAL FIVE
AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN
The Cypress Semiconductor Corporation 2013 Stock Plan, amended as of March 2015 (the “Plan”), allows us to grant equity compensation awards to our employees, consultants, officers and directors. The Plan permits us to grant service-based awards and long-term performance-based awards, including grants under our performance accelerated restricted stock (PARS) program that we adopted in 2007, to retain and incentivize key employees. As of March 17, 2017, the Plan had approximately 14.8 million shares remaining available for grant. We are asking our stockholders to approve (i) an increase, in the amount of [ ] million shares, to the number of shares available for grant and issuance under the Plan, and (ii) certain administrative and clerical changes to the Plan.
If our stockholders do not approve this proposal, we will not be able to continue to offer competitive equity packages to retain our current employees and attract and hire new employees after fiscal year 2018. Additionally, we expect that we will not have sufficient shares available to grant awards to any of our NEOs beginning in fiscal year 2018. To fund our PARS program for approximately the next [ ] years, and to continue to provide equity incentives to our employees at a competitive level, the Board recommends that our stockholders approve reserving an additional [ ] million shares under the Plan, to bring the total number of shares available for issuance under the Plan to [ ] million. The Plan contains a share fungibility provision whereby each full-value award, such as a restricted stock unit (RSU), issued from the Plan results in a debit to the Plan share reserve of 1.88 shares. Thus, if this proposal is approved, the [ ] million total shares available for issuance would translate to a maximum of [ ] million shares that could be issued as RSUs or other full-value awards.
Summary of the Proposal
Our Board approved the amendment and restatement of the Plan (the “Amended Plan”) on April [ ], 2017, subject to approval by our stockholders at the 2017 Annual Meeting. The Amended Plan increases the number of shares issuable under the Amended Plan by [ ] million shares and includes certain administrative and clerical changes. We are not asking our stockholders to approve any other Plan amendment. This proposal summarizes why our stockholders should approve the Amended Plan. This summary is qualified in its entirety by reference to the actual text of the Amended Plan, set forth as Appendix B to this Proxy Statement.
The Plan is a Critical Element of our Compensation Policy
Our employees are our most valuable asset. Accordingly, approval of the Amended Plan is in the best interest of our stockholders, as equity awards granted under the Plan help us to:

•	attract, motivate, and retain talented employees, consultants and non-employee directors;

•	align employee and stockholder interests;

•	link employee compensation with company performance; and

•	maintain a culture based on employee stock ownership.

If this proposal is approved, the Compensation Committee (the “Committee”) intends to allocate most of the shares under the Amended Plan to performance-based awards and restricted stock units.
If our stockholders do not approve the Amended Plan, our plans for growth could be significantly hampered and our ability to operate our business could be adversely affected. Furthermore, we may be compelled to instead offer material cash-based incentives to compete for talent, which could have a significant effect upon our quarterly results of operations and balance sheet. Moreover, failure to approve the Amended Plan would put us at a competitive disadvantage compared with most other technology companies.
Our success over the past few years is largely due to our highly talented employee base. Our future success depends heavily on our ability to attract and retain high caliber employees, consultants and board members. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to hire and motivate the quality personnel we need to move our business forward.
The broadening markets for our products and services, our broadening customer base, our geographic diversity and the increasing complexity of our products all drive requirements for a different skill set of employees and consultants that are in high demand, including design engineers, software engineers, analog engineers, system engineers, and technical sales personnel. A significant percentage of these personnel are granted equity awards annually. We face intense competition in attracting these professionals from traditional semiconductor companies to start-up companies, as well as from internet and

Cypress Semiconductor Corporation - 2017 Proxy Statement	22

AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

social networking companies. The competition for talent is particularly intense in the Silicon Valley region, where our headquarters is located. In evaluating this proposal, the Company has considered the perspectives of a leading independent proxy advisory firm and of Pearl Meyer & Partners, an independent compensation consultant retained by the Committee.
The Plan Conforms to Best Practices
We designed the Plan to conform to best practices in equity incentive plans. For example, the Plan:

•	prohibits equity award repricing without stockholder approval;

•	does not permit options or stock appreciation rights to be granted with a term exceeding eight (8) years;

•
permits the granting of full-value awards such as restricted stock and restricted stock units, which can be used in lieu of stock options to reduce the total number of our shares necessary to grant competitive equity awards; and

•	applies a fungible share design whereby each full-value award issued results in a debit to the Plan share pool of 1.88 shares.

Historical Equity Award Granting Practices
The following table reflects the Company's burn rate for the past three years:

Year	Total Full-Value Awards Granted		Service-Based Grants Plus Performance-Based Grants
	Unadjusted Burn Rate	Adjusted Burn Rate	Unadjusted Burn Rate	Adjusted Burn Rate
2016	3.54%	7.08%	3.82%	7.65%
2015	3.37%	6.74%	2.47%	4.95%
2014	4.32%	8.31%	4.19%	8.06%
Three-Year Average	3.74%	7.38%	3.50%	6.88%
The numbers in the above table are based on the grant numbers set forth below.

Year	Options Granted	Time Based Awards Granted[1]	Performance-Based Awards Granted	Performance-Based Awards Earned	Total Full Value Shares Granted	Service-Based Granted Plus PerformanceBased Earned	Weighted Average Common Shares Outstanding
2016	—	10,118,000	1,200,000	2,100,000	11,318,000	12,218,000	319,522,000
2015	—	6,872,000	3,300,000	600,000	10,172,000	7,472,000	302,036,000
2014	522,000	3,744,000	2,600,000	2,400,000	6,344,000	6,144,000	159,031,000
1. 4.9 million service-based awards granted in fiscal year 2016 were granted in connection with the Company's acquisition of Broadcom's IoT business.
The Board believes the Amended Plan is in the best interests of our stockholders and is critical to the Company’s ability to continue to attract and retain our employees and maintain the success of our compensation programs. The discussion above under “The Plan is a Critical Element of Our Compensation Policy,” outlines some of the factors the Board considered in approving the Amended Plan.

Cypress Semiconductor Corporation - 2017 Proxy Statement	23

AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Outstanding Equity Awards Fiscal Year Ended January 1, 2017
Name and Principal Position[1]	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)[4]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
Hassane El-Khoury President, Chief Executive Officer and Director[5]	4,450	—	—	10.47	8/10/2017	—	—	—	—
	4,300	—	—	6.17	3/19/2019	—	—	—	—
	1,339	—	—	2.72	11/20/2018	—	—	—	—
	2,472	—	—	5.55	7/8/2018	—	—	—	—
	927	—	—	6.70	8/8/2017	—	—	—	—
	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	21,494	245,891	—	—
	—	—	—	—	—	202,444	2,315,959	—	—
	—	—	—	—	—	807	9,232	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
Thad Trent Executive Vice President, Finance and Administration, Chief Financial Officer	14,334	5,668	—	11.55	5/30/2021	—	—	—	—
	13,067	2,934	—	11.27	12/18/2020	—	—	—	—
	17,000	—	—	6.17	3/19/2019	—	—	—	—
	—	—	—	—	—	27,000	308,880	—	—
	—	—	—	—	—	20,000	228,800	—	—
	—	—	—	—	—	40,000	457,600	—	—
	—	—	—	—	—	9,484	108,497	—	—
	—	—	—	—	—	2,667	30,510	—	—
	—	—	—	—	—	1,067	12,206	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
	—	—	—	—	—	—	—	36,000	411,840
	—	—	—	—	—	—	—	34,000	388,960
	—	—	—	—	—	—	—	68,000	777,920
Dana C. Nazarian Executive Vice President, Operations & Technology	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	7,586	86,784	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880

Cypress Semiconductor Corporation - 2017 Proxy Statement	24

AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Outstanding Equity Awards Fiscal Year Ended January 1, 2017
Name and Principal Position[1]	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)[4]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
Joseph Rauschmayer Executive Vice President, Manufacturing	18,017	—	—	4.69	1/31/2020	—	—	—	—
	37,965	—	—	4.09	1/31/2019	—	—	—	—
	7	—	—	8.1	1/31/2018	—	—	—	—
	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	9,613	109,973	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
	—	—	—	—	—	—	—	9,100	104,104
Ray Bingham Executive Chairman	14,361	—	—	5.05	4/2/2019	—	—	—	—
	184,275	—	—	7.42	4/1/2018	—	—	—	—
	—	—	—	—	—	11,080	126,755	—	—
	—	—	—	—	—	121,466	1,389,571	—	—
	—	—	—	—	—	21,459	245,491	—	—
	—	—	—	—	—	7,440	85,114	—	—
T.J. Rodgers Former President, Chief Executive Officer and Director	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—

1.
Mr. Rodgers resigned as President and CEO on April 28, 2016, but remained with the Company as a technical advisor and a director until August 10, 2016. In connection with Mr. Rodgers departure as President and CEO, the Board formed the Office of the President and Chief Executive Officer (OCEO), which consisted of Mr. El-Khoury, Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Mr. Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board.

2.
43% of the 2016 PARS grants and 32% of the 2015 PARS grants were service-based grants. Please refer to the “Compensation Discussion and Analysis ("CD&A)” section of this Proxy Statement for additional details on our 2016 and 2015 PARS grants.

3.	The amounts are based on the outstanding grants as of the end of fiscal year 2016 and a fiscal year ending value of $11.44 per share.

4.	Represents the PSUs granted under our PARS program for meeting 100% of the applicable milestones.

5.
Mr. El-Khoury's option grants expiring on July 8, 2018 and August 8, 2017 were awarded under our 2013 Stock Plan and reflect adjustments made, pursuant to the tax free spin-off of SunPower Corporation in which existing awards were multiplied by the SunPower spin-off ratio of 4.12022 to reflect the change in market value of the Company’s common stock following

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AMENDMENT AND RESTATEMENT OF THE 2013 STOCK PLAN

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

the distribution to the Company’s stockholders of SunPower Corporation class B common stock.
Shareholder Value Transfer (SVT)
Institutional Shareholder Services (“ISS”) is an influential advisor to many investors, including many of our stockholders. Among other things, ISS evaluates the cost of proposals, such as this one, to increase the number of shares issued under the equity plan. Based upon its analysis, ISS then advises stockholders to vote either for or against such proposals. One of the most significant tests in ISS’s analysis of equity plan proposals is shareholder value transfer (“SVT”), which measures stockholder dilution both in terms of a dollar amount and as a percentage of a company’s market value.
If a company’s SVT is too great, ISS will view the equity plan proposal as too costly and may recommend voting against the equity plan proposal.

	Share Allocation	Avg. Award Value ($)	SVT ($)	SVT as % of Market Value
New Shares	[ ]	[ ]	[ ]	[ ]
Available Shares	[ ]	[ ]	[ ]	[ ]
Outstanding Shares	[ ]	[ ]	[ ]	[ ]
Total Shares	[ ]	[ ]	[ ]	[ ]
Plan Benefits
The number of awards that an employee or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance.
The following table sets forth (a) the maximum number of shares subject to restricted stock units or performance stock units that could have been earned in fiscal year 2016, (b) the maximum number of shares subject to options granted during fiscal year 2016, and (c) the fair market value on the grant date:

Name and Position	Maximum Number of Shares Subject to Restricted Stock Units or Performance Stock Units	Maximum Number of Shares Subject to Stock Option Awards	Grant Date Fair Value ($)
Hassane El-Khoury President, Chief Executive Officer and Director	277,678	—	3,553,545
Thad Trent Executive Vice President, Finance & Administration, and Chief Financial Officer	262,134	—	3,250,104
Dana C. Nazarian Executive Vice President, Operations & Technology	258,000	—	3,321,580
Joseph Rauschmayer Executive Vice President, Manufacturing	314,494	—	3,761,387
Ray Bingham Executive Chairman	30,064	—	383,322
T.J. Rodgers Former President, Chief Executive Officer and Director	450,500	—	5,813,445
All executive officers, including the Named Executive Officers above, as a group	1,592,870	—	20,083,384
All directors who are not executive officers, as a group	102,972	—	1,374,972
All employees who are not executive officers, as a group	5,949,150	—	73,279,532
Background and Purpose of the Amended Plan

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The following is a summary of the principal features of the Amended Plan and its operation. However, the summary is qualified in its entirety by reference to the Plan, which is attached as Appendix B to this Proxy Statement.
The Plan is intended to (i) promote the long-term success of the Company’s business, (ii) attract and retain the best available personnel for positions of substantial responsibility, and (iii) provide long-term incentives to employees, consultants, and non-employee directors that are aligned with the long-term interests of all stockholders.
Types of Awards Granted Under the Amended Plan
The Amended Plan will permit the grant of the following types of awards:

•	incentive stock options;

•	nonstatutory stock options;

•	restricted stock and restricted stock units (which we refer to as full value awards); and

•	stock appreciation rights.
Administration of the Amended Plan
The Committee administers the Plan and will continue to administer the Amended Plan. To make grants to certain of Cypress’s officers and key employees, the members of the Committee must qualify as “non-employee” directors under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), and/or as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (so that Cypress can receive a federal tax deduction for certain compensation paid under the Amended Plan).
Subject to the terms of the Amended Plan, the Committee has the sole discretion to select the employees, consultants, and non-employee directors who will receive discretionary awards, determine the terms and conditions of such awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Amended Plan and outstanding awards. The Committee also has the authority to amend outstanding awards, including the authority to accelerate vesting or to extend an option’s post-termination exercise period (but not beyond the original option term). The Board of Directors (the "Board") or the Committee may delegate any part of its authority and powers under the Amended Plan to one or more committees, subject to the requirements of applicable law.
No Re-pricing Without Stockholder Approval
The Committee may not permit the re-pricing, including by way of exchange, of any award, without receiving prior approval from Cypress stockholders.
Shares Under the Amended Plan
As of January 1, 2017, the maximum aggregate number of shares of Cypress’s common stock authorized for issuance under the Plan was 174,495,220. This number includes all the shares that have been allocated to the Plan since it was first created in 1994, of which approximately 19.3 million shares remained available for issuance as of the same date. If the proposal to approve the Amended Plan is approved, the number of shares authorized under the Amended Plan will be increased by [ ] million, and the maximum aggregate number of shares authorized under the Amended Plan will be [ ]. However, because of prior issuances that have occurred under the current Plan, only a total of approximately [ ] million shares actually would be available for immediate issuance (excluding any shares that return to the Plan in the future from awards that expire or are forfeited). The shares may be authorized, but unissued, or reacquired common stock of Cypress. Any shares of restricted stock or restricted stock units with a per share or unit purchase price lower than 100% of fair market value on the date of grant will be counted against the numerical limits of the Amended Plan’s share reserve pool as 1.88 shares for every one share subject thereto.
Awards that Expire or Are Forfeited
Subject to the terms of the Amended Plan, if a award (or any option or stock appreciation right granted under a terminated plan) terminates or is forfeited without having been fully exercised or vested, the unvested or forfeited shares generally will be returned to the available pool of shares reserved for issuance under the Amended Plan. To the extent that a share that was subject to an award that counted as 1.88 shares against the Plan’s share reserve pool is returned to the Amended Plan, the Amended Plan’s share reserve pool will be credited with 1.88 shares.
Eligibility to Receive Awards
The Committee will select the employees and consultants of Cypress or its parent or subsidiaries, and non-employee directors of the Board who will be granted awards; provided that only employees of Cypress or its parent or subsidiaries may receive

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incentive stock options. The actual number of individuals who will be granted awards cannot be determined in advance because the Committee has the discretion to select the participants. As of January 1, 2017, approximately 6,500 service providers (including executive officers, consultants and non-employee directors of Cypress and its subsidiaries) were eligible to participate in the Plan.
Stock Options and Stock Appreciation Rights
A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Amended Plan, the Committee may grant nonstatutory stock options and/or incentive stock options. Stock appreciation rights (which we refer to as SARs) are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Committee) equal to the excess of (x) the fair market value of the common stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the common stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Committee may place limits on the amount that may be paid upon exercise of a SAR. As of January 1, 2017, approximately 5.8 million stock options were outstanding under the Plan and the outstanding stock options had a weighted average exercise price of $12.23, with individual exercise prices ranging from $2.72 to $23.23.
Share Limits
The Committee will determine the number of shares covered by each option or SAR award, but during any fiscal year of Cypress, no participant may be granted options and SARs covering more than 3 million shares in the aggregate.
Exercise Price
The exercise price of the shares subject to each option or SAR award is set by the Committee, but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the award.
Incentive Stock Options
The exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cypress or any parent or subsidiary. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Any shares in excess of this limit will be treated as a nonstatutory stock option. If the employee holds more than one incentive stock option, the incentive stock options are considered in the order in which they were granted.
Term and Vesting
The Committee will establish the vesting schedule of each option or SAR award at the time of grant. Options and SARs granted under the Amended Plan will expire at the times established by the Committee, but not later than eight years after the grant date (such term is limited to five years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Cypress).
Exercise of the Option or SAR Award
An option or SAR award granted under the Amended Plan will be exercised by giving written or electronic notice to Cypress, specifying the number of shares to be purchased and, for options, tendering full payment of the exercise price to Cypress. The Committee may permit payment for options through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the Amended Plan. The participant must pay any taxes that Cypress is required to withhold at the time of exercise.
Termination of Participant
In the event a participant’s continuous status as an employee, director, or consultant terminates for any reason other than upon the participant’s death or disability, the options and SARs held by the participant under the Amended Plan will be exercisable (to the extent the award was exercisable on the date of service termination) within such period of time as is specified in the applicable award agreement. In the absence of a specified period of time in the award agreement, the vested portion of the option or SAR award will remain exercisable for a period of 30 days following the date of such termination. In the event a participant’s continuous status as an employee, director, or consultant terminates as a result of the participant’s disability, the options and SARs held by the participant under the Amended Plan will be exercisable (to the extent the award was exercisable on the date of service termination) for a period of six months following the date of such disability or such longer period of time not exceeding 12 months, as specified in the applicable award agreement. In the event a participant’s continuous status as an employee, director, or consultant terminates as a result of the participant’s death, the options and SARs held by the participant under the Amended Plan will be exercisable for a period of six months after death (to the extent the award would have become exercisable had the participant continued living and remained in continuous status as an employee, director, or

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consultant for an additional 12 months). If the participant dies within 30 days after his or her termination of continuous status as an employee, director, or consultant, the options and SARs held by the participant under the Amended Plan may be exercised within six months following the date of such death (to the extent the award was exercisable on the date of service termination). However, in no event may the period of exercisability extend beyond the expiration date of the option or SAR award, as applicable.
Restricted Stock and Restricted Stock Units
Awards of restricted stock are shares that will vest in accordance with the terms and conditions established by the Committee. Awards of RSUs are rights to acquire shares that will vest in accordance with the terms and conditions established by the Committee. The Committee will determine the terms and conditions of restricted stock and RSUs granted under the Amended Plan, including the number of shares of restricted stock or RSUs granted to any employee, consultant, or non-employee director and whether the award will be in the form of restricted stock or RSUs; provided, however, that during any fiscal year of Cypress, no participant may be granted awards of restricted stock or RSUs that cover more than 1.5 million shares in the aggregate.
In determining whether an award of restricted stock or RSUs should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an award of RSUs that will vest only if the participant satisfies performance goals established by the Committee.
Until the stock certificate evidencing the shares is issued (which certificate generally will be issued only after the restricted stock or RSUs vest), no rights to vote or receive dividends or any other rights as a stockholder will exist with respect to the restricted stock or RSU award.
Grants to Non-Employee Directors
Under the Amended Plan, Cypress’s non-employee directors will be eligible to receive grants of awards on the date of his or her initial election and annually thereafter on the date of the annual stockholder meeting (so long as the non-employee director has been serving as such for at least three months), in an amount determined by the Committee in its sole discretion (which we refer to as recurring awards). Such recurring awards will be subject to vesting, payment, and other terms and conditions as may be determined by the Committee. Non-employee directors also will be eligible to receive other discretionary awards under the Amended Plan.
Non-Employee Director Award Limitations
No non-employee director may be granted, in any fiscal year of Cypress, awards with a grant date fair value (determined in accordance with either GAAP or IASB principles) of more than $500,000, increased to $750,000 in connection with a non-employee director’s initial service.
Exercise of Options
The exercise price of an option granted under the Amended Plan to a non-employee director may be paid in the form of cash, check, other shares of Cypress common stock previously owned by him or her with a fair market value on the date of surrender equal to the aggregate exercise price of the exercised shares, or any combination of such methods. For any options granted after Cypress’s 2004 annual stockholder meeting, the option additionally may be exercised and the consideration paid by the delivery of an exercise notice together with other documentation as the Committee and broker, if applicable, requires to effect the exercise of the option and the delivery to Cypress of the sale or loan proceeds required to pay the exercise price (or any combination of the above payment methods).
Termination of Non-employee Director’s Service
In the event a non-employee director ceases to serve as a Board member other than due to his or her death or disability, the options held by him or her under the Amended Plan that are recurring awards will be exercisable (to the extent the option was exercisable on the date of termination) within 90 days, or for options that are recurring awards granted on or after Cypress’s 2004 annual stockholder meeting, within one year, after the date of termination of board service. In the event the non-employee director ceases to serve as a Board member due to disability, the options held by the non-employee director under the Amended Plan will be exercisable (to the extent exercisable on the date of service termination) for a period of six months, or for options granted on or after Cypress’s 2004 annual stockholder meeting, within one year after the date of service termination. In the event of the non-employee director’s death while a Board member, the options held by him or her under the Amended Plan will be exercisable for a period of six months, or for options granted on or after Cypress’ 2004 annual stockholder meeting, for a period of one year, after the date of such death (to the extent that the option would have become exercisable had the director continued living and remained in continuous service as a director for an additional 12 months). If the non-employee

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director dies within 30 days after the termination of his or her continuous service as a Board member, his or her options under the Amended Plan may be exercised within six months following the date of such death (to the extent the option was exercisable on the date of service termination).
Certain Performance-based Awards
The Amended Plan is designed to permit (but not require) Cypress to issue awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (which we refer to as Section 162(m). Thus, the Committee may require achievement of specified levels of performance with respect to performance goals, in order for an award to vest. In granting restricted stock or RSUs that are intended to qualify under Section 162(m), the Committee will follow any procedures determined necessary or appropriate to ensure qualification of the award under Section 162(m).
With respect to any awards intended to qualify as performance-based compensation under Section 162(m), at the Committee’s discretion, one or more of the following performance goals may apply: cash flow (including operating cash flow or free cash flow), revenue (on an absolute basis or adjusted for currency effects), gross margin, operating expenses or operating expenses as a percentage of revenue, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, stock price, return on equity, total stockholder return, growth in stockholder value relative to the moving average of the S&P 500 Index, the Philadelphia Semiconductor Sector Index or another index, return on capital, return on assets or net assets, return on investment, economic value added, operating profit or net operating profit, operating margin, market share, contract awards or backlog, overhead or other expense reduction, credit rating, objective customer indicators, new product invention or innovation, attainment of research and development milestones, improvements in productivity, attainment of objective operating goals, and objective employee metrics. The performance goals may be applied to Cypress as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with U.S. GAAP or IASB, or which may be adjusted when established to exclude any items otherwise includable under GAAP or IASB, or include any items otherwise excludable under GAAP or IASB.
Transfers or Leave of Absence
Unless otherwise determined by the Committee, and subject to applicable laws, the vesting of awards granted under the Amended Plan will cease during any unpaid leave of absence. Moreover, unless otherwise determined by the Committee, any employee who transfers his or her employment to a subsidiary and receives an equity incentive covering such subsidiary’s equity securities in connection with such transfer, will cease vesting in his or her awards granted under the Amended Plan, until such time (if at all) the employee transfers from the employment of the subsidiary or another subsidiary back to the employ of Cypress.
Changes in Capitalization
If Cypress experiences a stock split, reverse stock split, stock dividend, combination or reclassification of Cypress shares, or any other increase or decrease in the number of issued shares of Cypress common stock effected without its receipt of consideration (except for certain conversions of convertible securities), proportionate adjustments will be made by the Board subject to any required action by Cypress’s stockholders, to the number of shares available for issuance under the Amended Plan but as to which no awards have yet been granted or which have been returned to the Amended Plan, the number of shares covered by each outstanding award, the price per share, if any, of each outstanding award, and the per-person limits on awards, as appropriate to reflect the stock dividend or other change.
Similarly, if Cypress experiences a spin-off, split-off, or similar transaction involving equity of a subsidiary or former subsidiary, then subject to any required action by Cypress stockholders, the number and/or type of shares covered by each outstanding award, the number and/or type of shares which have been authorized for issuance under the Amended Plan but as to which no awards have yet been granted or which have been returned to the Amended Plan, the price per share of each such outstanding award, and the per-person limits on awards will be appropriately and proportionately adjusted to account for any increase or decrease in value resulting from such transaction.
Corporate Transactions
In the event of Cypress’s merger with or into another corporation or the sale of substantially all of its assets, the successor corporation (or its parent or subsidiary) will assume or substitute for equal value each outstanding award. With respect to awards other than recurring awards granted to non-employee directors, including awards providing for performance-based vesting criteria, the Committee may, in its sole discretion, fully accelerate such awards in lieu of assumption or substitution. In such event, the Committee will notify all holders of options and SARs that their options and SARs under the Amended Plan

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will be fully exercisable for a period of 30 days from the date of such notice and the award will terminate upon the expiration of such period.
With respect to recurring awards granted to non-employee directors, in the event the successor corporation does not agree to assume or substitute for such awards, each outstanding recurring award granted to a non-employee director will become fully vested and exercisable (if applicable), unless the Board, in its discretion, determines otherwise.
In the event of a proposed dissolution or liquidation of Cypress, the Board may provide that awards (other than awards granted to non-employee directors) will terminate as of a date determined by the Board, allow participants to exercise any such options and SAR awards including shares that otherwise would not be exercisable, and accelerate the vesting of any such restricted stock and RSU awards.
Amendment and Termination of the Amended Plan
The Board generally may amend, alter, suspend, or terminate the Amended Plan at any time, except that certain amendments may require stockholder approval or the consent of participants in the Amended Plan. Adding shares to the Amended Plan requires stockholder approval, except in the case of adjustments due to a stock split or similar change in capitalization effected without the receipt of consideration by us. The Plan is currently scheduled to expire on January 15, 2024.
Limited Transferability of Awards
Awards granted under the Amended Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the applicable laws of descent and distribution. During the participant’s lifetime, only the participant may exercise the award. If the Committee makes an award under the Amended Plan transferable, such award will contain such additional terms and conditions as the Committee deems appropriate.
Federal Tax Aspects
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Cypress of awards granted under the Amended Plan, based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, it does not purport to be complete and does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.
Nonstatutory Stock Options
No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Stock Appreciation Rights
No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the award holder generally will be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of any cash received and the fair market value of any common stock or other property received upon the exercise. Any additional gain or loss recognized upon any later disposition of the shares of common stock or other property would be treated as long-term or short-term capital gain or loss, depending on the holding period.
Restricted Stock/Restricted Stock Units
A participant will not have taxable income upon grant unless he or she elects to be taxed at that time pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (except no such election is available for restricted stock units). Instead,

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he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.
Tax Effect for Cypress
Cypress generally will be entitled to a tax deduction in connection with an award made to U.S. employees, consultants and directors under the Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to certain of Cypress’s executive officers. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, Cypress can preserve the deductibility of certain compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Amended Plan, setting limits on the number of awards that any individual may receive, and for awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Amended Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting Cypress to continue to receive a federal income tax deduction in connection with such awards.
Section 409A
Section 409A of the Internal Revenue Code of 1986, as amended (which we refer to as Section 409A) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Proposal Summary
Equity awards are a key component of our overall compensation strategy, contributing a meaningful portion of our employees’ total compensation. We are asking our stockholders to allow us to continue to hire and retain skilled, motivated employees through our competitive employee performance-based equity program. We have continued to deliver strong returns to our stockholders and approval of this proposal is important so that we may continue to do so in the future. If the amendments to the Plan are not approved, the amendment will not take effect and the Plan (most recently amended in 2015) will continue to be in effect according to its terms, as in effect prior to this proposal. In this case, Cypress may continue to make awards under the Plan (subject to the existing limitations, including authorized share limits, set forth in the Plan).
Required Vote
The affirmative vote of the holders of a majority of the common stock present or represented at the meeting is required to approve the adoption of the Amended Plan.

☑ THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE ADOPTION OF THE AMENDED PLAN.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes certain information with respect to our common stock that may be issued under our existing equity compensation plans as of March 17, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders	12.4[1]	12.52[3]	18.3[6]
Equity Compensation Plans Not Approved by Security Holders	8.8[2]	6.73[4]	3.2[7]
Total	21.2	10.97[5]	21.4
1. Includes 7.4 million shares of full value awards (restricted stock units, restricted stock awards and performance stock units) granted.
2. Includes 6.9 million shares of full value awards (restricted stock units, restricted stock awards and performance stock units) granted.
3. Excludes the impact of 7.4 million shares of full value awards (restricted stock units, restricted stock awards and performance stock units)which have no exercise price.
4. Excludes the impact of 6.9 million shares of full value awards (restricted stock units, restricted stock awards and performance stock units) which have no exercise price.
5. Excludes the impact of 14.3 million shares of full value awards (restricted stock units, restricted stock awards and performance stock units) which have no exercise price.
6. Includes 14.8 million shares available for future issuance under Cypress’s 2013 Stock Plan and 3.5 million shares available for future issuance under Cypress’s Employee Stock Purchase Plan.
7. Includes 95,000 shares available for future issuance under the assumed Ramtron Plan and 3.1 million shares available for future issuance under the assumed Spansion Plan.
See Note 8 of Notes to Consolidated Financial Statements under Item 8 of Cypress's Form 10-K filed with the Securities and Exchange Commission on March 1, 2017 for further discussion of Cypress’s stock plans.

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CORPORATE GOVERNANCE
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CORPORATE GOVERNANCE

Our business, assets and operations are managed under the direction of our Board of Directors (the "Board"). Members of our Board are kept informed of our business through discussions with our chief executive officer, our chief financial officer, our named executive officers ("NEOs"), our chief legal officer, members of management and other Company employees as well as our independent auditors, and by reviewing materials provided to them and participating in meetings of the Board and its committees.
In addition to its management function, our Board remains committed to strong and effective corporate governance, and, accordingly, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, the Nasdaq Listing Rules, as well as the best practices of other public companies.
The Company’s long-standing corporate governance program features the following:

•	a Board that is up for election annually and has been for over 30 years;

•	we have no stockholder rights plan in place;

•	regularly updated charters for each of the Board’s committees, which clearly establish the roles and responsibilities of each such committee;

•	Board committees that are comprised of and chaired solely by independent directors, and that operate under our charters that are publicly available on our website;

•	a Board that has unrestricted access to the Company’s management, employees and professional advisers;

•	regular executive sessions among our non-employee and independent directors;

•	proxy access provisions in our bylaws;

•	a majority vote standard in uncontested director elections;

•	a risk management program with specific responsibilities assigned to management, the Board, and the Board’s committees;

•	a clear Code of Business Conduct and Ethics that is reviewed annually for best practices;

•	a clear set of Corporate Governance Guidelines that is reviewed annually for best practices;

•
a Clawback Policy that requires the return of performance-based compensation payments to the Company by any executive engaged in (i) fraud, theft, misappropriation, embezzlement or dishonesty, (ii) intentional misconduct related to the Company’s financial reporting, or (iii) in the event of a material negative revision of any financial or operating measure on which performance-based compensation was paid out to such executive;

•	a long history of no perquisites for our directors and executive officers;

•	the Compensation Committee’s engagement of an independent compensation consultant; and

•	a director and committee self-evaluation process allowing the directors to provide additional feedback on the Board’s performance and other matters related to the Company.

In addition to the features above, we have a long-standing stock ownership requirement to ensure that our directors and executives remain aligned with the interests of the Company and its stockholders.

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Stock Ownership Requirements
Our directors and executives have historically maintained strong stock ownership and our stock ownership requirements are consistent with industry best practices. The table below summarizes the stock ownership policy and status among our directors and NEOs as of March 17, 2017.

	Stock Ownership Requirement	Shares Actually Held
Chief Executive Officer	6X base compensation	7.35X base compensation
All Other Named Executive Officers	4X base compensation	5.3X - 27.5X base compensation
All Non-Employee Directors	30,000 shares	47,665 - 168,538 shares

As a result of such requirements, our directors and NEOs will continue to hold a substantial amount of their net worth in shares of Cypress common stock, and maintain an even stronger alignment with the Company and our stockholders.
Named Executive Officers. Our CEO is required to own Company common stock having a value of at least six times his annual base salary. Common stock only includes shares directly owned and does not include any granted stock option awards, even if vested and in the money. Our NEOs, excluding our CEO, are required to own Company common stock having a value of at least four times their annual base salary. Individuals have three years from becoming a NEO to meet the stock ownership requirement. If the stock ownership requirement is not met after three years, then the NEO must hold all future shares that vest (net of taxes) until the stock ownership requirement is met. All of our NEOs, excluding Mr. Rauschmayer, meet the stock ownership requirements. Mr. Rauschmayer is no longer a NEO and therefore is no longer required to meet the stock ownership requirements.
Directors. Our non-employee directors are required to own at least 30,000 shares of common stock of the Company, which is approximately eight times their annual retainer of $50,000 (assuming a stock price of $13.42 per share). Directors have three years from becoming a director to meet the stock ownership requirement. All of our non-employee directors meet the stock ownership requirements.

Policy on Derivative Trading
The Company has a long-standing insider trading policy which regulates trading by our insiders, including our NEOs and Board members, and prohibits all employees and Board members from trading on material, non-public information. Our policy explains when transactions in Cypress stock are permitted and provides that insiders may engage in transactions in Cypress stock only during pre-established quarterly trading windows. The policy also sets forth certain types of prohibited transactions. Specifically, no Company director, employee, agent or contractor may engage in short sales or hedging activity of any kind, which includes buying put options on the Company’s stock.

Policy on Pledging
Cypress adopted and formalized a written pledging policy in fiscal year 2014 and the Committee approved modifications to the policy on February 15, 2017. As of February 15, 2017, Directors and NEOs are no longer permitted to pledge Cypress stock.

Communications from Stockholders and Other Interested Parties
Stockholders and other interested parties who wish to send communications on any relevant business topic to the Board or an individual director may do so by addressing such communication to the Chairman of the Board of Directors, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California, 95134 or sending an e-mail to CYBOD@cypress.com.
The Board will give appropriate attention to written communication on valid business or corporate governance issues that are submitted by Company stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the chairman of our Board, with the assistance of the corporate secretary and internal legal counsel, is primarily responsible for monitoring communications from stockholders and other interested parties, and will provide copies or summaries of such communications to the other directors as the chairman considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the chairman of our Board considers to be important for the directors to know.

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Corporate Governance Guidelines
Our Corporate Governance Guidelines provide the structure and other policies related to our Board. They guidelines cover, among other topics:

•	director independence;

•	Board structure and composition, including the designated Board committees;

•	Board member nomination and eligibility requirements;

•	Board leadership and executive sessions;

•	limitations on other Board and committee service;

•	director responsibilities;

•	Board and committee resources, including access to management and employees;

•	director compensation;

•	director orientation and ongoing education;

•	succession planning; and

•	Board and committee self-evaluations.
Our current Corporate Governance Guidelines and our Code of Business Conduct and Ethics are posted on our website at http://investors.cypress.com/corporate-governance.cfm.
Board Structure
Our Board of Directors is comprised of seven directors, all of whom are independent except for our new chief executive officer, Hassane El-Khoury, and our Executive Chairman, H. Raymond Bingham. Mr. Bingham serves as Chairman of the Board. T.J Rodgers, who served on our Board until his resignation in August 2016, was determined not to be independent. Our Board’s general policy, as stated in our Corporate Governance Guidelines, is that separate persons should hold positions of chairman of the Board and chief executive officer to enhance the Board’s oversight of management. This leadership structure enhances accountability of our chief executive officer to the Board, provides a balance of power on our Board and encourages thoughtful decision-making. We also historically separated the roles in recognition of the differences in roles. While the chief executive officer is responsible for the day-to-day leadership of the Company and the setting of strategic direction, the chairman provides guidance to the Board and sets the agenda for and presides over Board meetings as well as meetings of the Board’s independent directors. The chairman also provides performance feedback on behalf of the Board to our chief executive officer.
In light of the transition to a new chief executive officer in August 2016, the Board felt it was desirable to appoint Mr. Bingham to the newly created position of Executive Chairman, pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board. As Executive Chairman, Mr. Bingham reports directly to the Board. After Mr. Bingham’s appointment as Executive Chairman on August 10, 2016, Mr. Benhamou was appointed as Lead Independent Director of the Board and now presides over meetings of the Board's independent directors.
The Executive Chairman role is anticipated to be a short-term position, providing support to the CEO and focused externally on customers and investment opportunities. The Board evaluates, on a periodic basis, the continued need for the Executive Chairman position.
Board Meetings and Executive Sessions.  Executive sessions of independent directors are held after each regularly scheduled meeting of our Board and at other times as deemed necessary by our directors. In fiscal year 2016, our Board held four regularly scheduled meetings, and every director attended all such Board meetings, including in each case, the executive sessions. The Board also held 19 special meetings during fiscal year 2016. All of our directors attended at least 75% of all Board meetings. Mr. Bingham presided over all executive sessions of our directors until he became Executive Chairman on August 10, 2016. Mr. Benhamou has presided over all executive sessions of our directors since Mr. Bingham's appointment as Executive Chairman. The Board’s policy is to hold executive sessions without the presence of management, including the chief executive officer and the executive chairman. The committees of the Board also meet in executive session at the end of each committee meeting.
Our directors are expected to attend each of the regularly scheduled board meetings. For that reason, the Board’s calendar is set in advance to ensure that all directors can attend all such meetings.

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Determination of Independence. The Board has adopted the definition of “independence” as described under Nasdaq Listing Rule 5605 and the standards applicable to audit committees under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) Section 301 and Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In order to make a determination of independence of a director as required by our Corporate Governance Guidelines and the rules of Nasdaq and the Securities and Exchange Commission (the "SEC"), the Board determines whether a director or a director nominee has a material relationship with Cypress (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with Cypress). Each director or director nominee completed a questionnaire, with questions tailored to the Nasdaq Listing Rules, as well as the securities law requirements for independence. On the basis of the questionnaires completed and returned by each director, the Board determined that each of Messrs. Albrecht, Benhamou, Kwon, van den Hoek and Wishart is independent as determined under our Corporate Governance Guidelines, the Nasdaq Listing Rules and the Exchange Act. The Board determined that Mr. El-Khoury, our president and chief executive officer, is not independent by virtue of his employment and position at Cypress. The Board also determined that Mr. Bingham was independent until his appointment as Executive Chairman on August 10, 2016. Apart from Messrs. El-Khoury and Bingham, no other director has a relationship with Cypress other than through his membership on the Board and its committees.
Board’s Role in Risk Management Oversight
Among the responsibilities of our Board is the oversight, review and management of the Company’s various sources of risk. The Board addresses this risk, in part, through its engagement with our chief executive officer and various members of management and the Company’s outside consultants. Directors also discuss risk as a part of their review of the ongoing business, financial, and other activities of the Company. The Board also has overall responsibility for executive officer succession planning and reviews succession plans regularly.
In the majority of cases, the Board implements its risk oversight responsibilities primarily through its various committees, which receive input from management on the potentially significant risks the Company faces and how the Company seeks to control, manage and mitigate risk where appropriate. If the report is deemed significant, the chairman of the relevant committee reports on the committee's discussion to the Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate risk oversight, particularly with respect to risk interrelationships.
The Board’s three standing committees (Audit, Compensation and Nominating and Corporate Governance) oversee those risks that are most appropriate to their charters. For example, the Audit Committee oversees risks related to internal controls, financial reporting, fraud, insurance, treasury, compliance and litigation. The Audit Committee also oversees the activities of the Internal Audit Department, which independently assesses, audits and monitors risk throughout the Company. The Compensation Committee oversees risks related to our cash and equity compensation programs, perquisites and use of Company equity. The Nominating and Governance Committee oversees risks related to corporate governance, the composition of our Board and its committees, executive management and business ethics of the Company.
The foregoing committees, including the membership and function of each committee at the end of fiscal year 2016, are described in the table below with additional details following the table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
W. Steve Albrecht	Chairman		Member
Eric A. Benhamou	Member	Chairman	Member
Wilbert van den Hoek		Member
Michael S. Wishart	Member	Member	Chairman

Board’s Committees
The Audit Committee. The Audit Committee consists of Messrs. Albrecht, Benhamou and Wishart, each of whom was determined to be independent as defined under the Nasdaq Listing Rules and the SEC rules applicable to audit committee members. The Audit Committee operates under a written charter adopted by our Board and reviewed annually by the Audit Committee. The Audit Committee’s charter is available on our website at http://investors.cypress.com/corporate-governance.cfm.

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The Board determined that each member of the Audit Committee is financially literate and has accounting and/or related financial management expertise as required under the Nasdaq Listing Rules. While our Board designated Mr. Albrecht as the “audit committee financial expert” in accordance with the requirements of the SEC and Nasdaq Listing Rules, all of the members of our Audit Committee meet the qualifications for an audit committee financial expert.
The responsibilities of our Audit Committee and its activities during fiscal year 2016 are described in its charter and the Report of the Audit Committee contained in this Proxy Statement.
The Audit Committee, through delegation by the Board, has overall responsibility for:

•	reviewing and approving the scope of the annual audit and the adequacy of the Audit Committee charter;

•	assisting the Board in the oversight of the Company’s compliance with legal and regulatory requirements;

•	meeting separately with our independent registered public accounting firm, internal auditors, and our senior management to identify, assess, manage and mitigate areas of risk for the Company;

•	overseeing and reviewing our accounting and financial reporting processes, annual audit and matters relating to the Company’s internal control systems, as well as the results of the annual audit;

•	ensuring the integrity of the Company’s financial statements;

•	overseeing the outside auditor’s performance, qualifications and independence issues;

•	preparing a report of the Audit Committee to be included in the Company’s annual proxy statement;

•	pre-approving all proposed services and related fees to be paid to our independent registered public accounting firm;

•	providing input on the risk assessment processes in the Company, which forms the basis of the annual audit plan;

•	overseeing the Company’s whistleblower policy and reporting function; and

•	reviewing SEC filings, earnings releases and other forms of significant investor communications.
The Audit Committee met nine times in fiscal year 2016 and each time met in executive session independently with each of management, our internal audit team and PricewaterhouseCoopers, our independent registered public accounting firm.
The members of the Audit Committee also comprised the members of the Company’s Pricing Committee. For additional information on the Pricing Committee, please see the “Special Committees” section below.
The Compensation Committee. The Compensation Committee consists of Messrs. Benhamou, van den Hoek and Wishart, each of whom is determined to be independent under the Nasdaq Listing Rules. Mr. Bingham served on the Compensation Committee until his appointment as Executive Chairman on August 10, 2016. During his service on the Compensation Committee, Mr. Bingham was determined to be independent under the Nasdaq Listing Rules. Mr. Bingham resigned from the Compensation Committee, effective upon his appointment as Executive Chairman.
The Compensation Committee assists the Board with discharging its duties with respect to the formulation, implementation, review and modification of the compensation of our directors and executive officers, the preparation of the annual report on executive compensation for inclusion in our proxy statement and oversight of the Company’s compensation and equity programs.
The Compensation Committee regularly considers the risks associated with our compensation policies and practices for employees, including those related to executive compensation programs. As part of the risk assessment, the Compensation Committee reviews our compensation programs to avoid certain design features that have been identified by experts as having the potential to encourage excessive risk-taking. Instead, our compensation programs are designed to encourage employees to take appropriate risks and encourage behaviors that enhance sustainable value creation in furtherance of the Company’s business, but do not encourage excessive risk and accordingly are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that because we closely link our variable compensation with attaining performance objectives, we are encouraging our employees to make decisions that should result in positive short- and long-term returns for our business and our stockholders without providing an incentive to take unnecessary risks. In fulfilling its responsibilities, the Committee may, to the extent permitted under applicable law, the Nasdaq Listing Rules, the rules of the SEC and the Internal Revenue Code, and the Company’s certificate of incorporation and bylaws, delegate any or all of its responsibilities to a subcommittee of the Committee. The Compensation Committee, with the assistance of Pearl Meyer & Partners ("Pearl Meyer"), an independent compensation consultant, intends to continue, on an on-going basis, a process of

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thoroughly reviewing our compensation policies and programs to ensure that our compensation programs and risk mitigation strategies continue to discourage imprudent risk-taking activities.
In conjunction with the recommendations of Pearl Meyer and our chief executive officer, the Compensation Commitee determines the compensation of our executive officers. No officer of the Company was present during discussions or deliberations regarding that officer’s own compensation. Additionally, the Compensation Committee sometimes meets in executive session with its independent consultant to discuss various matters and formulate certain final decisions, including those regarding the performance and compensation of the chief executive officer.
The Compensation Committee, through delegation by the Board, has overall responsibility for:

•
establishing the specific performance objectives for our senior management, including the chief executive officer, and subsequently evaluating their compensation based on achievement of those objectives;

•	formulating, implementing, reviewing, approving, and modifying the compensation of the Company’s directors and senior management;

•	recommending to the Board for approval the Company’s compensation plans, policies and programs, and administering such approved compensation plans, policies and programs;

•	reviewing and approving the Company’s compensation discussion and analysis for inclusion in the proxy statement;

•	reviewing and approving the annual merit and stock budgets for focal salary increases and equity grant awards for all eligible employees;

•	reviewing the annual benefit changes made by the Company with respect to its employees;

•	overseeing the process of providing feedback to the chief executive officer on his performance;

•	overseeing the stock plans of the Company and its subsidiary companies;

•	overseeing and monitoring executive succession planning for the Company;

•	conducting a periodic risk analysis of the Company’s compensation policies and programs; and

•	establishing the Company's derivative trading and pledging policies and overseeing compliance with such policies.
In discharging its duties, the Compensation Committee selects and retains the services of compensation consultants in order to have independent, expert perspectives on matters related to executive compensation, Company and executive performance, equity plans and other issues. The Compensation Committee has the sole authority to determine the scope of services for these consultants and may terminate the consultants’ services at any time. The fees of these consultants are paid by the Company. In fiscal year 2016, the Compensation Committee retained the services of Pearl Meyer for various compensation-related services.
The Compensation Committee held twelve meetings during fiscal year 2016. The Report of the Compensation Committee is contained in this Proxy Statement. The charter for our Compensation Committee is posted on our website at http://investors.cypress.com/corporate-governance.cfm.
The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Messrs. Albrecht, Benhamou and Wishart, each of whom is determined to be independent under the Nasdaq Listing Rules. Mr. Bingham served as chair of the Nominating and Corporate Governance Committee until his appointment as Executive Chairman on August 10, 2016. During his service on the Nominating and Corporate Governance Committee, Mr. Bingham was determined to be independent under the Nasdaq Listing Rules. Mr. Bingham resigned from the Nominating and Corporate Governance Committee effective upon his appointment as Executive Chairman. Mr. Benhamou served as chair of the Nominating and Corporate Governance Committee from August 10, 2016 to November 4, 2016, at which time Mr. Wishart was appointed as chair of the committee.
The Nominating and Corporate Governance Committee has recommended to the full Board each of the nominees named in this Proxy Statement for election to the Board.
The purpose of the Nominating and Corporate Governance Committee is to:

•	determine the skills, education and experiences the Board needs to most effectively meet its responsibilities;

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•	as part of its risk management, ensure the Board has the requisite mix of skills and expertise to competently oversee the operations of the Company;

•	identify and evaluate individuals qualified to become Board members;

•
recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, including any nomination of qualified individuals properly submitted by stockholders of the Company;

•	develop, maintain and recommend to the Board a set of corporate governance principles;

•	oversee the annual self-evaluation process of the Board and the Board committees;

•	ensure that stockholder proposals, when approved, are implemented as approved;

•	make recommendations to the Board on Board committee membership; and

•	oversee the director’s continuing education program.
With respect to board size, membership and nomination, the Nominating and Corporate Governance Committee is responsible for regularly assessing the size and composition of the Board and identifying exceptional director candidates in the event a vacancy occurs. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directorships, including requests to Board members, professional outside consultants and other third-party trusted sources. Through the process of identification and evaluation of potential director candidates, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, a broad knowledge base, integrity and capability on the Board.
Stockholders may recommend, with timely notice, potential director candidates to the Nominating and Corporate Governance Committee by submitting their names and background to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background materials are provided on a timely basis. See “How and when may I submit proposals or director nominations for consideration at next year's annual meeting of stockholders?” in the "Frequently Asked Questions About The Proxy Materials And Voting" section of this Proxy Statement for information regarding submitting nominations pursuant to the Company's bylaws.
The Company has received notice from T.J. Rodgers, our former Chief Executive Officer and Director, that he is nominating two individuals, J. Daniel McCranie and Camillo Martino (the “Rodgers Nominees”) for election to the Board at the Annual Meeting and soliciting proxies from Cypress stockholders in support of the Rodgers Nominees.
The qualifications of recommended director candidates will be reviewed by the Nominating and Corporate Governance Committee in accordance with the criteria set forth in our Corporate Governance Guidelines, established by the Nominating and Corporate Governance Committee, and as set forth in applicable securities laws, regardless of whether or not a potential candidate was recommended by a stockholder, the Board, management or other third party. These criteria include, at a minimum, the candidate’s skills, attributes, character and integrity, professional experience, general business and semiconductor industry expertise, leadership profile, domestic or international expertise, commitment, diligence, absence of conflicts of interest and the ability to act in the best interest of the Company and its stockholders.
The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Cypress believes that the skill set, background and qualifications of our directors, considered as a group, should provide a critical composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities and act in the best interest of the Company and its stockholders.
The process followed by the Nominating and Corporate Governance Committee to identify and evaluate nominees includes (i) meeting from time-to-time to assess the real or potential needs of the Board, as well as to evaluate biographical information and background material relating to potential candidates and, if appropriate, (ii) conducting interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate nominees by following substantially the same process and applying substantially the same criteria as for candidates submitted by the Board to our stockholders. The assessment is made in the context of the perceived needs of the Board at the time of the evaluation.

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The Board makes the final determination whether or not a stockholder-recommended candidate will be included as a director nominee for election in accordance with the criteria set forth in our Corporate Governance Guidelines or guidelines previously identified by the Committee. If the Board decides to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, the name of the nominee will be included in Cypress’s proxy statement and WHITE proxy card for the stockholders meeting at which his or her election is recommended.
The Nominating and Corporate Governance Committee is authorized to retain advisers and consultants and to compensate them for their services. The Nominating and Corporate Governance Committee did not retain any such advisers or consultants during fiscal year 2016.
The Nominating and Corporate Governance Committee held four meetings during fiscal year 2016. The charter for our Nominating and Corporate Governance Committee is posted on our website at http://investors.cypress.com/corporate-governance.cfm.
The Operations Committee. The operations committee was dissolved in November 2016. John H. Kispert served as chairman of the Operations Committee until his resignation from the Board on May 7, 2016. Mr. Kispert was determined to be independent under the Nasdaq Listing Rules during his service on the Operations Committee. Following Mr. Kispert’s resignation, Mr. van den Hoek was appointed as chairman of the Operations Committee. He served as the chairman of our Operations Committee until its dissolution and was determined to be independent under the Nasdaq Listing Rules.
The purpose of the Operations Committee was to:

•	provide advice and counsel to management regarding the Company's daily business operations;

•	review strategic proposals related to the Company's operations; and

•	present to management of the Company and the Board an independent assessment of Cypress’s business operations and practices.
To discharge their responsibilities, members of the Operations Committee attended various quarterly operations reviews and met regularly with various members of the Company’s senior management. Although the Operations Committee has been dissolved, the Board has asked Mr. van den Hoek, in his capacity as a director, to attend up to two operational review meetings per quarter, as may be requested by the Company’s chief executive officer.
Special Committees. In fiscal year 2016, the Board established two special committees. The Pricing Committee was established to oversee the pricing and management of the Company's debt structure needed to complete the acquisition of Broadcom's Internet of Things business unit. The Pricing Committee consisted of Mr. Albrecht (Chairman), Mr. Benhamou and Mr. Wishart and met eleven times in fiscal year 2016. The CEO Search Committee was established to oversee and conduct the search for a new president and CEO following Mr. Rodgers’ resignation as president and CEO in April 2016.
Printed copies of the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and the charters of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Operations Committee are also available to any stockholder upon written request to: Corporate Secretary, Cypress Semiconductor Corporation, 198 Champion Court, San Jose, California 95134.

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DIRECTOR COMPENSATION
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DIRECTOR COMPENSATION
Non-Employee Director Cash Compensation
Our non-employee directors are paid an annual fee for serving on the Board, plus additional fees based on their committee service. Cash fees have not changed since 2009. The table below shows the cash compensation for our non-employee Board members in fiscal year 2016.

Position	2016 Annual Fees[1]
Non-employee director retainer	$50,000
Board chairman	$30,000
Audit Committee chairman	$20,000
Audit Committee member	$15,000
Compensation Committee chairman	$15,000
Compensation Committee member	$10,000
Nominating and Corporate Governance Committee chairman	$5,000
Nominating and Corporate Governance Committee member	$5,000
Operations Committee	$2,500[2]
1. Excluding the Operations Committee fees, which were paid per meeting.
2. Fees paid for each of the Company's quarterly operations meetings attended.
In addition to the retainer and meeting fees described above, non-employee directors are also reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at Board and committee meetings, business events on behalf of Cypress, and seminars and programs on subjects related to their responsibilities.
Members of the Pricing Committee did not receive compensation for their service on this committee. The chairman of the CEO Search Committee was paid $15,000 and each member was paid $10,000 upon appointment to the CEO Search Committee; the fee covered the first four meetings. The chairman and each member were paid $1,000 for their attendance at any meeting beyond the four meetings covered by the initial fee, subject to a cap of $3,500 per day.
Non-Employee Director Equity Compensation
Non-employee director equity compensation was increased in fiscal year 2015 from an equity award with a grant date value of approximately $175,000 to an equity award grant date value of approximately $200,000. Upon their initial appointment to the board, each non-management director is granted an equity award with a grant date value of approximately $200,000, which vests annually over three years. Non-employee directors who are elected at Cypress’s annual stockholders meeting receive an equity grant equal to approximately $200,000, which vests the day before the next annual stockholders meeting (which we refer to as the annual equity grant). Any new director appointed by the board in between annual stockholder meetings will receive the annual equity grant, but with a value that is pro-rated for the number of months the director serves until the next annual stockholders meeting. All such awards are subject to the limitations set forth in Cypress’s stock plan.

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DIRECTOR COMPENSATION
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DIRECTOR COMPENSATION
Fiscal Year Ended January 1, 2017

Director	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	Option Awards[2] ($)	All Other Compensation ($)	Total ($)
W. Steve Albrecht[3]	94,000	199,998	-	-	293,998
Eric A. Benhamou[4]	125,000	199,998	-	-	324,998
H. Raymond Bingham[5]	237,651	199,998	-	-	437,649
John H. Kispert[6]	42,170	199,998	-	-	242,168
Oh Chul Kwon[7]	62,000	199,998	-	-	261,998
Wilbert van den Hoek[8]	171,000	199,998	-	-	370,998
Michael S. Wishart[9]	102,000	199,998	-	-	301,998

1.
The value reported in the “Stock Awards” column represents the aggregate grant date fair value of awards granted in fiscal year 2016, as determined pursuant to ASC 718. The amount shown for each director reflects the grant date fair value of the annual equity grant for 21,459 restricted stock units made on May 6, 2016, which will vest in full on the day before the 2017 annual stockholders meeting. The directors had the following number of unvested restricted stock units at the end of fiscal year 2016: Mr. Albrecht, 21,459 unvested restricted stock units; Mr. Benhamou, 21,459 unvested restricted stock units; Mr. Bingham, 161,445 unvested restricted stock units, 21,459 of which represent the annual equity grant in 2016, and 7,440 of which represent Spansion Inc. ("Spansion") grants awarded prior to the merger with the Company (all other unvested restricted stock units awarded on or after August 10, 2016 were made to Mr. Bingham in his capacity as Executive Chairman and are therefore reported in the Summary Compensation Table and other executive compensation tables); Mr. Kwon, 32,619 unvested restricted stock units, 21,459 of which are for the annual equity grant in 2016 and 11,160 of which are for Spansion grants awarded prior to the merger with the Company; Mr. van den Hoek, 21,459 restricted stock units; and Mr. Wishart, 32,619 unvested restricted stock units, 21,459 of which represent the annual equity grant in 2016, and 11,160 of which represent Spansion grants awarded prior to the merger with the Company.

2.
No stock option awards were granted to our directors in fiscal year 2016. The following aggregate director option awards were outstanding at the end of fiscal year 2016: Mr. Bingham, 184,275 options, all of which are Spansion awards issued prior to the merger with the Company; and 34,398 options, all of which are Spansion awards issued prior to the merger with the Company.

3.
Fees Earned includes a $50,000 Board of Directors (the "Board") retainer fee, $20,000 Audit Committee chairman fee, $5,000 Nominating and Corporate Governance Committee member fee, and a $19,000 CEO Search Committee fee.

4.
Fees Earned includes a $50,000 Board retainer fee, $15,000 Audit Committee member fee, $15,000 Compensation Committee chairman fee, $1,978 Nominating and Corporate Governance Committee chairman fee and $3,022 Nominating and Corporate Governance Committee member fee (certain fees pro-rated to Mr. Benhamou’s August 10, 2016 start date on certain committees), and $40,000 CEO Search Committee fee.

5.
Fees Earned includes a $30,220 Board retainer fee, $18,132 for Board chairman fee, $6,044 Compensation Committee member fee, $3,022 Nominating and Corporate Governance Committee chairman fee (each of the Board and committee fees pro-rated to Mr. Bingham’s August 10, 2016 appointment as Executive Chairman), $15,000 CEO Search Committee Chairman fee, and $165,233. All renumeration received on or after August 10, 2016 is reported in the Executive Compensation Tables.

6.	Fees Earned includes a $42,170 Board retainer fee (pro-rated to Mr. Kispert’s May 7, 2016 resignation date from the Board.

7.	Fees Earned includes a $50,000 Board retainer fee and $12,000 CEO Search Committee fee.

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8.	Fees Earned includes a $50,000 Board retainer fee, $10,000 Compensation Committee member fee, $70,000 Operations Committee fee, and $41,000 CEO Search Committee fee.

9.	Fees Earned includes a $50,000 Board retainer fee, $15,000 Audit Committee member fee, $10,000 Compensation Committee member fee, and $27,000 CEO Search Committee fee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding common stock of the Company beneficially owned as of March 17, 2017, which includes any equity shares which each individual has the right to acquire within 60 days thereof through the exercise of stock options and the vesting of restricted stock units (RSUs), as well as those shares that were actually owned as of March 17, 2017 for:

•	each of our directors and director nominees;

•	our chief executive officer, our chief financial officer and each of the other individuals who met the requirements of a named executive officer as of fiscal year-end (the “named executive officers”);
•all individuals who serve as directors or executive officers as of March 17, 2017 as a group; and

•
each person (including any “group” as that term is used in Rule 13(d)(3) of the Securities Exchange Act of 1934 who is known by us to own beneficially more than 5% of our common stock as of the date identified on their Schedule 13G or 13D filing.

As of March 17, 2017, 329,037,326 shares of the Company's common stock were issued and outstanding.

Directors, Officers and 5% Stockholders	Shares Beneficially Owned[1]	Percent*	Shares Owned Outright[2]
Directors
W. Steve Albrecht[3]	163,280	*	163,280
Eric A. Benhamou[4]	168,538	*	168,538
Oh Chul Kwon[5]	47,665	*	47,665
Wilbert van den Hoek[6]	88,702	*	88,702
Michael S. Wishart[7]	108,195	*	73,797

Named Executive Officers
H. Raymond Bingham[8]	343,114	*	147,796
Hassane El-Khoury[9]	373,966	*	342,074
Dana C. Nazarian[10]	550,303	*	550,303
Joseph Rauschmayer[11]	207,245	*	151,256
T.J. Rodgers[12]	8,727,619	2.7%	8,727,619
Thad Trent[13]	293,304	*	244,836

All directors and executive officers of the Company at fiscal year-end as a group[14]	2,137,067	*	1,826,991

5% Stockholders
BlackRock, Inc.[15] 55 East 52nd Street New York, NY 10055	25,406,494	7.7%	—
The Vanguard Group[16] 100 Vanguard Blvd. Malvern, PA 19355	28,645,862	8.7%	—
Waddell & Reed Financial, Inc.[17] 6300 Lamar Avenue Overland Park, KS 66202	17,412,071	5.3%	—
* Less than 0.5%. See footnotes on the next page.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

1.
For each person and group included in this column excluding those companies listed under the 5% Stockholders heading, beneficially owned shares includes the number of shares of common stock that such person or group had the right to acquire within 60 days after March 17, 2017.

2.
For each person and group included in this column excluding those companies listed under the 5% Stockholders heading, shares owned by such person or group excludes the number of shares of common stock that such person or group had the right to acquire within 60 days after March 17, 2017.

3.	Shares Beneficially Owned and Shares Owned Outright both include 163,280 shares of common stock held directly by Mr. Albrecht.

4.	Shares Beneficially Owned and Shares Owned Outright both include 168,538 shares of common stock held directly by Mr. Benhamou.

5.	Shares Beneficially Owned and Shares Owned Outright both include 47,665 shares of common stock held directly by Mr. Kwon.

6.	Shares Beneficially Owned and Shares Owned Outright both include 88,669 shares of common stock held directly by Mr. van den Hoek and 33 shares of common stock held indirectly by Mr. van den Hoek.

7.
Shares Beneficially Owned includes 73,797 shares of common stock held directly by Mr. Wishart and an option to purchase 34,398 shares of common stock, which is fully vested. Shares Owned Outright includes 73,797 shares of common stock held directly by Mr. Wishart, and excludes an option to purchase 34,398 shares of common stock, which is fully vested.

8.
Shares Beneficially Owned includes 77,160 shares of common stock held directly by Mr. Bingham and the Raymond and Kristin Bingham Revocable Trust, 70,636 shares of common stock held indirectly by Bingham Investments L.P., an option to purchase 184,275 shares of common stock, which is fully vested, and 11,043 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017. Shares Owned Outright includes 77,160 shares of common stock held directly by Mr. Bingham and the Raymond and Kristin Bingham Revocable Trust, and 70,636 shares of common stock held indirectly by Bingham Investments L.P., and excludes an option to purchase 184,275 shares of common stock, which is fully vested, and 11,043 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017.

9.
Shares Beneficially Owned includes 342,074 shares of common stock held directly by Mr. El-Khoury, options to purchase 13,488 shares of common stock and 18,404 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017. Shares Owned Outright includes 342,074 shares of common stock held directly by Mr. El-Khoury, and excludes options to purchase 13,488 shares of common stock and 18,404 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017.

10.	Shares Beneficially Owned and Shares Owned Outright both include 550,303 shares of common stock held directly by Mr. Nazarian

11.
Shares Beneficially Owned includes 151,256 shares of common stock held directly by Mr. Rauschmayer and options to purchase 55,989 shares of common stock, which are fully vested. Shares Owned Outright includes 151,256 shares of common stock held directly by Mr. Rauschmayer and excludes options to purchase 55,989 shares of common stock, which are fully vested.

12.
Shares Beneficially Owned and Shares Owned Outright both include 8,727,619 shares of common stock beneficially owned by Mr. Rodgers, 100 shares of which are held of record by the Rodgers Massey Revocable Living Trust Dtd 04/04/11. Certain entities and individuals may be deemed to be associates of Mr. Rodgers under the Exchange Act. Information in this footnote 12 regarding the ownership of Shares Beneficially Owned and Shares Owned Outright by Mr. Rodgers, and of associates or related trusts, is based on information from Schedule 14A Information (preliminary proxy statement) filed by Mr. Rodgers with the SEC on March 14, 2017. Mr. Rodgers has pledged 7,620,519 shares of common stock in a single margin account. As of March 14, 2017, none of these shares is subject to a margin call. The pledged shares are not used to shift or hedge any economic risk in owning common stock. These shares collateralize loans used to primarily fund Mr. Rodgers’ purchase of common stock upon the exercise of certain option grants

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

prior to their expiration over the past years. Information regarding the shares of common stock held in a margin account by Mr. Rodgers is based on information from Schedule 14A Information (preliminary proxy statement) filed by Mr. Rodgers with the SEC on March 14, 2017.

13.
Shares Beneficially Owned includes 244,836 shares of common stock held directly by Mr. Trent, options to purchase 47,135 shares of common stock and 1,333 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017. Shares Owned Outright includes 244,836 shares of common stock held directly by Mr. Trent, and excludes options to purchase 47,135 shares of common stock and and 1,333 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017.

14.
Shares Beneficially Owned includes 1,826,991 shares of common stock held directly or indirectly by our directors, executive officers, and their family members, options to purchase 244,898 shares of common stock and 65,178 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017. Shares Owned Outright includes 1,826,991 shares of common stock held directly or indirectly by our directors, executive officers, and their family members and excludes options to purchase 244,898 shares of common stock and 65,178 shares of common stock issuable upon vesting of RSUs within sixty days of March 17, 2017.

15.
The ownership information set forth in the table and this footnote is based on information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission (the "SEC") on January 23, 2017. BlackRock, Inc. has sole voting power with respect to 24,272,994 shares and sole dispositive power with respect to 25,406,494 shares of common stock.

16.
The ownership information set forth in the table and this footnote is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 9, 2017. The Vanguard Group has sole voting power with respect to 190,189 shares, shared voting power with respect to 36,289 shares, sole dispositive power with respect to 28,436,360 shares and shared dispositive power with respect to 209,502 shares of common stock.

17.
The ownership information set forth in the table and this footnote is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 14, 2017. Waddell & Reed Financial, Inc. has indirect sole voting power and indirect sole dispositive power with respect to 17,412,071 shares of common stock. Waddell & Reed Financial Services, Inc. and Waddell & Reed, Inc. each have indirect sole voting power and indirect sole dispositive power with respect to 6,594,931 shares of common stock. Waddell & Reed Investment Management Company has direct sole voting power and direct sole dispositive power with respect to 6,594,931 shares of common stock. Ivy Investment Management Company has direct sole voting power and direct sole dispositive power with respect to 10,817,140 shares of common stock.

Cypress Semiconductor Corporation - 2017 Proxy Statement	47

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

COMPENSATION COMMITTEE REPORT
The information in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that Cypress specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
We have reviewed and discussed the following Compensation Discussion and Analysis (which is incorporated by reference in this report) with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Eric A. Benhamou, Chairman
Wilbert van den Hoek
Michael S. Wishart

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)
This Compensation Discussion and Analysis (CD&A) describes Cypress’s executive compensation philosophies, objectives and programs, as well as the compensation-related actions taken in fiscal year 2016 for the following named executive officers (NEOs):

Name	Title
Hassane El-Khoury
Current President and Chief Executive Officer (from August 10, 2016); Former Office of the CEO (from April 29, 2016 to August 10, 2016); Former Executive Vice President, Programmable Systems Division (until August 10, 2016)

Thad Trent	Chief Financial Officer and Executive Vice President, Finance and Administration; Former Office of the CEO (from April 29, 2016 to August 10, 2016)
Dana C. Nazarian
Executive Vice President, Operations and Technology (from August 10, 2016); Former Office of the CEO (from April 29, 2016 to August 10, 2016); Former Executive Vice President, Memory Products Division (until August 10, 2016)

Joseph Rauschmayer	Executive Vice President, Manufacturing; Former Office of the CEO (from April 29, 2016 to August 10, 2016)
H. Raymond Bingham	Executive Chairman (from August 10, 2016)
T.J. Rodgers	Former President and Chief Executive Officer (until April 28, 2016); Technical Advisor (from April 29, 2016 to August 10, 2016)
This CD&A also summarizes our planned compensation changes for fiscal year 2017.
In this CD&A section, the terms “we,” “our,” and “us” refer to management, the Company and sometimes as applicable, the Compensation Committee (“Committee”) of the Company's Board. When referring to the CEO in any narrative disclosure, such reference is to Cypress's CEO at the end of fiscal year 2016, Hassane El-Khoury.
Executive Summary
2016 was a year of change and transformation for Cypress. Our founder and long-term President and Chief Executive Officer, T.J. Rodgers, stepped down in April 2016. In connection with Mr. Rodgers departure, the Board formed the Office of the President and Chief Executive Officer (OCEO), which consisted of Hassane El-Khoury, Thad Trent, Dana Nazarian and Joseph Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Ray Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board. The Executive Chairman role is anticipated to be a short-term position, providing support to the CEO and focused externally on customers and investment opportunities. The Board evaluates, on a periodic basis, the continued need for the Executive Chairman position.
In addition, due to the nature of these executive officer changes, the Company’s 2016 executive compensation program included a number of compensation events that would not be experienced in a typical year. These include:

•	the departure of a long-term CEO and entry into an accompanying severance agreement;

•	the creation of the OCEO and the award of equity grants in connection with service on the OCEO;

•	the promotion of an internal executive to be the new CEO, including the grant of a significant equity award in connection with such service; and

•	the creation of the Executive Chairman position, including the grant of a significant equity award in connection with such promotion.
As discussed in greater detail below, the compensation program established by the Company in 2017 reflects a more typical annual compensation cycle, without distortion from a series of atypical events at the executive officer level.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Business Highlights
With the appointment of Mr. El-Khoury as the new CEO, Cypress began a global restructuring plan and launched various long-term strategic corporate initiatives, collectively being referred to as Cypress 3.0 initiatives. The Cypress 3.0 initiatives intend to: increase our focus on becoming a solutions driven company, increase ease of doing business, redeploy personnel and resources to target market segments that are expected to grow faster than the industry (including automotive, industrial and the Internet of Things (IoT)), and streamline our internal processes.
Cypress accomplished the following in fiscal year 2016:

•
continued to execute on our gross margin improvement plan while reducing inventory by as we completed our lean inventory initiative, and we burned through over $80 million of excess inventory in 2016 as planned;

•	acquired Broadcom’s IoT business to expand our connectivity products focused on automotive, industrial and consumer IoT markets;

•	increased our automotive business by 37% over fiscal year 2015;

•	returned $170.9 million to Cypress stockholders, through $141.4 million in cash dividends and $29.5 million in stock repurchases;

•	completed the integration of Spansion, Inc. ("Spansion"), recognizing a total of $188.5 million in annualized cost synergies from the merger of Cypress with Spansion in fiscal year 2015; and

•	closed a $111.4 million dollar investment in Deca Technologies Inc., an entity partially owned by Cypress, from two strategic investors.
Responding to our Stockholders
When determining executive compensation, the Committee considers the results of the annual advisory “say-on-pay” vote cast by stockholders. Cypress received a 90% passing vote at its 2016 annual meeting, at which stockholders approved Cypress’s executive compensation programs. Cypress believes it is critical to continue to expand the dialogue with stockholders to receive additional feedback and further explain its compensation philosophy and practices. As such, Cypress conducted an investor outreach program in fiscal year 2016 with the Company’s top stockholders. As a result of such discussions, Cypress is retaining certain changes first made in fiscal year 2014, including providing more disclosure on multi-year equity grants and modifying performance milestones to ensure greater alignment with stockholders’ interests. Cypress also instituted a “no pledging” policy based on our discussions with our investors.
Compensation Processes and Philosophy
Cypress’s Philosophy
Cypress's executive compensation programs are designed to attract, motivate, and retain NEOs, who are critical to Cypress’s success. Under these programs, NEOs are rewarded for achieving specific short- and long-term strategic, corporate goals, and realizing increased stockholder value.
Cypress’s philosophy is to target NEO total direct compensation at approximately the 50th percentile among the named peer group companies, for median levels of performance, with higher compensation for above plan performance and lower compensation for below plan performance. We accomplish this through:

•	base salary levels that are targeted to the median for our peer group;

•	target cash incentive awards that are close to the median target awards of our peers;

•	stock-based compensation, which results in target total direct compensation at the median of the peer group;

•	equity grants generally weighted more towards performance-based shares, with single and multi-year measurement periods, and weighted less towards service-based shares; and

•	a standard employee benefits package.
In addition, Cypress is approximately near the median of its peer group in terms of annual revenue and market capitalization.
In a typical year, the Cypress Incentive Plan (CIP) provides a good example of how pay is materially impacted by performance. Each year we establish corporate and individual scorecards comprised of critical success factors (CSFs) on a quarterly and annual basis. These scorecards are derived from the Company’s annual plan. The annual plan is management's best estimate of the Company's performance in that year. Cypress NEOs receive compensation (i) above target levels to the extent

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

performance exceeds targeted annual plan levels, and (ii) below target if the Company does not achieve annual plan goals.
However, in fiscal year 2016, due to the departure of Mr. Rodgers, the creation of the Office of the CEO and the appointment of a new CEO in August 2016, the Committee granted RSUs in lieu of a cash payment under the CIP. The grants were equivalent to approximately 43% of the annualized target cash incentive to each of Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. In addition, the Committee granted RSUs equivalent to approximately 29% and 25% of the annualized target cash incentive to Messrs. El-Khoury and Bingham for their roles as CEO and Executive Chairman, respectively. The grants to Messrs. El-Khoury and Bingham were calculated in light of the fact that they were appointed to their new positions in August 2016. These RSU grants were in lieu of potential payouts under the CIP and were granted partially as a retention vehicle and partially as a reward for assisting Cypress during this transition, with the value dependent on the Company’s stock price. These RSU grants reflect the unique circumstances of the new CEO transition year, are meant to be a one-time deviation from the CIP program, and fully vested on January 31, 2017.
The performance-based stock awards granted by the Company are intended to provide similar leveraged opportunities. The performance-based stock awards are based on Committee approved annual and multi-year goals as well as Cypress’s TSR relative to peers, and are intended to significantly reward for over-performance and penalize for under-performance.
The Company's compensation plans provide significant pay-for-performance variability, with the opportunity to earn pay higher than peers at exceptional levels of performance, while paying less than peers for lagging levels of performance, as illustrated in the chart below.
Cypress’s compensation programs are designed to achieve the following objectives:

Attract and Retain Top Talent
Cypress aims to attract and retain top talent to compete effectively and retain the highest quality of executives who will determine its long-term success. Cypress has structured its executive compensation program to be competitive with compensation paid by companies in the same market for executive talent, which may include public and private companies. This is very important, especially in the Silicon Valley area where Cypress is headquartered. To ensure Cypress remains competitive, Cypress generally administers an annual compensation review process to evaluate whether the current level of cash and equity compensation for each executive is adequate and then makes adjustments based on merit.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Pay-for-Performance
Cypress uses pay-for-performance compensation programs to align executive compensation with its achievements on both a short- and long-term basis. NEOs’ target total direct compensation is generally heavily weighted towards at-risk, performance-based cash and equity compensation, which includes quarterly and annual incentive cash bonuses and performance stock units. The performance targets under these programs are challenging and pre-determined both at the corporate level, through corporate goals, and at a personal level - for cash bonuses - through individual goals set for each applicable period. This aligns NEO compensation with stockholder interests by tying a significant portion of total direct compensation to achieving performance goals designed to ensure Cypress’s financial and operational success over both the short- and long-term. Both are set in advance and pre-approved by the Committee. Compensation is designed to be very rewarding when the goals are achieved above target and to result in limited or no payout when the goals are not achieved, with the Committee providing oversight to ensure payouts are consistent with financial results. As shown in the following charts, the performance-based incentives constitute by far the largest portion of potential compensation for our CEO and other NEOs:

Process
The Committee reviews and approves all compensation for NEOs, including salary, bonus, equity compensation, and other employee benefits. The Committee consists entirely of independent directors and has a two-fold philosophy regarding the total compensation of senior executives. First, the Committee seeks to encourage and reward executives for achievements that are critical to Cypress’s performance and profitability over both the short- and long-term by tying a significant portion of NEOs’ total compensation directly to Cypress’s financial, operational and stock price performance. Second, the Committee seeks to ensure that executive compensation is competitive by targeting the total direct compensation of each executive at approximately the 50th percentile of executive compensation of Cypress’s peer group of companies. The actual percentile may vary depending on Cypress’s financial performance, each executive’s individual performance and importance to Cypress, or internal equity considerations among all senior management. As Cypress’s performance improves, so does the compensation of its NEOs. However, the Committee may also use its judgment to apply negative discretion to reduce payouts of compensation programs.
The Role of the Independent Compensation Consultant
The Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its compensation consultant for fiscal year 2016. Pearl Meyer is independent from Cypress, has not provided any services to Cypress other than to the Committee, and receives compensation from Cypress only for services provided to the Committee. The Committee typically asks Pearl Meyer to attend its regular meetings, including executive sessions at which management is not present. The Committee worked directly with Pearl Meyer to develop compensation recommendations for Cypress’s NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

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The Role of Management
The CEO also makes recommendations to the Committee about the compensation of the other NEOs based on their achievement of quarterly, annual and multi-year objectives. While the Committee is solely responsible for approving executive compensation, the human resources executive and the CEO support the work of the Committee and Pearl Meyer. The Committee meets frequently in executive session without management present. In making its compensation determinations, the Committee also annually reviews the total compensation that each NEO and other key executives are eligible to receive against the compensation levels of comparable positions of a peer group of companies using survey data and the peer group companies' proxy statements. The Committee periodically completes a review considering multi-year wealth accumulation and uses both internal and peer data.
Peer Group Companies
The Committee modified Cypress’s peer group companies in early 2016 to better align the group with Cypress’s revenue and market capitalization, and to account for mergers and acquisitions within the industry. The Committee selected peer companies that were publicly traded, headquartered in the United States, competed in the semiconductor industry, and were broadly similar to Cypress in their product and services offerings, revenue size and market capitalization and which Cypress competed with for talent. Cypress’s compensation consultant provided additional analysis and recommendations regarding Cypress’s peer group. The Committee removed Altera Corporation, Atmel Corporation, Freescale Semiconductor, Inc. and Omnivision Technologies, Inc. from Cypress's 2016 peer group due to them having been acquired. The Committee added Cirrus Logic, Inc., Cree, Inc., Linear Technology Corp. and Vishay Intertechnology Inc. to Cypress's 2016 peer group based on the factors described above. The Committee believes that the 2016 peer group is an improvement in terms of size as compared to Cypress's 2015 peer group, given that Cypress is approximately near the median of this group’s annual revenue and market capitalization, thereby making comparisons more relevant. Cypress’s 2016 peer group companies are listed in the table below:

2016 Peer Group Companies
Advanced Micro Devices, Inc.	Microsemi Corporation
Analog Devices, Inc.	NVIDIA Corporation
Cirrus Logic, Inc.	ON Semiconductor Corp.
Cree, Inc.	Qorvo, Inc.
Fairchild Semiconductor International, Inc.	Skyworks Solutions, Inc.
Linear Technology Corporation	Synaptics Incorporated
Maxim Integrated Products Inc.	Vishay Intertechnology Inc.
Microchip Technology Inc.	Xilinx Inc.
Elements of Compensation
The components of Cypress’s executive compensation program are: (i) base salary; (ii) service-based equity; (iii) performance-based compensation, consisting of variable and at-risk incentive cash compensation and equity awards; and (iv) limited benefit programs, such as Cypress’s deferred compensation plans. Cypress offers standard health benefits and an employee stock purchase program to all employees. Cypress does not offer any perquisites to its NEOs and does not allow them to pledge Cypress stock.

Compensation	Objectives	Key Features
Base Salary	Provides a fixed level of compensation to reward demonstrated experience, skills and competencies relative to the market value of the job.

Targeted at the 50th percentile of Cypress’s peer group on average, but varies based on skills, experience and other factors.

Adjustments are considered annually based on individual performance, level of pay relative to the market, and internal pay equity.

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

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Compensation	Objectives	Key Features
Cypress Incentive Plan (CIP)[1]

Rewards achievement of strategic corporate objectives and individual milestones using a balanced scorecard.

Aligns NEOs interests with those of stockholders by providing awards tied to performance based on revenue, earnings-per-share and meeting certain strategic corporate objectives.

Targeted at the 50th percentile of Cypress’s peer group; 100% at-risk based on individual and company performance.
Cypress’s CEO and executive chairman are each eligible to earn 125% of their base salary at target, and all other NEOs are eligible to earn 70% of their respective base salaries.
The CIP bonus is partially based on Cypress meeting revenue, EPS, and strategic corporate objectives.[2]
The Company granted service-based restricted stock units in lieu of the CIP in fiscal year 2016 due to the CEO transitions within the year.

Restricted Stock Units (RSUs)	Provides an opportunity for wealth creation and ownership, promoting retention and enabling us to attract and motivate Cypress's NEOs.

Service-based equity operating under the PARS program. The grants comprised approximately 43% of the total PARS grant in fiscal year 2016, vesting over a period of two years from the date of grant.
Annual grants are based on individual performance, level of pay relative to the market, and internal pay equity.

Performance Stock Units (PSUs)[1]	Aligns NEOs interests with stockholder interests by linking part of each NEOs compensation to long-term corporate performance.

Designed to provide total direct compensation (base + annual incentive + equity awards) at approximately the 50th percentile of Cypress’s peer group’s total direct compensation in years when performance meets stated objectives, but can be higher or lower depending on the performance in that year.
For fiscal year 2016, performance-based equity awards granted were contingent on the following performance milestones and equaled approximately 57% of the total PARS grant:
     · Gross Margin
     · New Product
The Committee may apply negative discretion to these grants.

For a detailed explanation of the PARS calculation, please see the section entitled “Performance-Based Equity Compensation - 2016 Multi-Year Performance Accelerated Restricted Stock Program (PARS).”

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

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Compensation	Objectives	Key Features
Non-Qualified Deferred Compensation	Provides retirement savings in a tax-efficient manner.

NEOs can elect to defer up to 75% of their base salaries or 100% of their annual incentive cash payments, if any cash incentives are paid.
Balances in the deferred compensation plan are unfunded obligations and at risk. Investment returns on balances are linked to the returns on mutual funds and other publicly-traded securities and do not generate any above market or preferential returns. Cypress does not guarantee any return or provide any matching contributions.

Cypress does not provide perquisites and limits all other compensation to its NEOs.

Other Compensation/Benefits[3]		Cypress does not provide any material perquisites to the NEOs and limits all other compensation to its NEOs.

1. The compensation received under the CIP and the PSUs granted under the PARS program are designed to qualify as “performance-based compensation” within the meaning of Section 162(m) (Performance-Based Compensation) of the Internal Revenue Code. Notwithstanding Cypress’s efforts, no assurance can be given that compensation designed to satisfy such tax requirements does in fact do so.

2. Calculation of CIP - Payments under the CIP are calculated as follows:

Base Salary x Incentive Target x Funding % x Individual Goal Achievement %

Incentive Target - the Incentive Target is based on each employee's position within the Company. The Incentive Target for our CEO and Executive Chairman is 125% and is 70% for all of our other NEOs.

Funding % - the Funding % for fiscal year 2016 was comprised of a two dimensional matrix of revenue and EPS (70%) and strategic corporate goals (30%).

Individual Goal Achievement % - The final element of the CIP in fiscal year 2016 was the achievement of individual milestones, which were measurable quarterly, and annual performance goals that were identified by NEOs and reviewed, modified as appropriate, and approved in advance by the chief executive officer. The milestones varied by person and were a mix of short- and long-term goals that were focused on factors critical to the success of Cypress, including financial, market share, new customer, new product and operational initiatives. The milestones for each period were scored on a scale of 0% to 100%, with each milestone weighted by a specific point value based on its importance to Cypress and/or its level of difficulty. Specific scoring parameters that were used to determine whether the milestone had been achieved were also identified in advance in writing. At the end of each fiscal quarter, or fiscal year, as applicable, the NEOs “scored” their milestones based on the scoring parameters previously established. Their scores were reviewed, adjusted if necessary, and approved by the CEO.

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2016 CIP Calculation - In fiscal year 2016, due to the departure of Mr. Rodgers, the creation of the Office of the CEO and the appointment (in August 2016) of a new CEO, the Committee granted RSUs in lieu of any cash incentive payment under the CIP. The Committee granted RSUs equivalent to approximately 43% of the annualized target cash incentive to each of Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. In addition, the Committee granted RSUs equivalent to approximately 29% and 25% of the annualized target cash incentive to Messrs. El-Khoury and Bingham for their roles as CEO and Executive Chairman, respectively. The grants to Messrs. El-Khoury and Bingham were calculated in light of the fact that they were appointed to their new positions in August 2016. These RSUs were in lieu of potential payouts under the CIP and were granted partially as a retention vehicle and partially as a reward for assisting Cypress during this transition. These RSU grants reflect the unique circumstances of the new CEO transition year, are meant to be a one-time deviation from the CIP program, and fully vested on January 31, 2017.

3. Other Compensation/Benefits
Non-Qualified Deferred Compensation - Cypress also maintains an unfunded, non-qualified deferred compensation plan. The plan allows eligible participants, including NEOs, to voluntarily defer receipt of a percentage of up to 75% of their base salary or 100% of their cash bonus payment, as the case may be, until the date or dates elected by the participants, thereby allowing the participating employees to defer taxation on such amounts. There are two non-qualified deferred compensation plans available, one of which pays a death benefit equal to two times participant contributions; the two plans are otherwise identical. All eligible employees have the option to choose one plan in which they participate. Please refer to the table entitled “Non-Qualified Deferred Compensation” in the section entitled “Executive Compensation Tables” for employee contributions and performance under this benefit plan in fiscal year 2016.
Other Compensation Limited - Cypress limits all other compensation to its NEOs. For example, Cypress does not provide a defined benefit pension plan, a match of employee contributions to its 401(k) plan or any other material perquisites. In addition, directors and NEOs are not permitted to pledge Cypress stock.

Cypress 2016 Executive Compensation
Summary of 2016 Executive Officer Changes
2016 was a year of change and transformation for Cypress. Our founder and long-term President and Chief Executive Officer, T.J. Rodgers, stepped down in April 2016. In connection with Mr. Rodgers departure, the Board formed the OCEO, which consisted of Messrs. El-Khoury, Trent, Nazarian and Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Mr. Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board. The Executive Chairman role is anticipated to be a short-term position, providing support to the CEO and focused externally on customers and investment opportunities. The Board evaluates, on a periodic basis, the continued need for the Executive Chairman position.
In addition, due to the nature of these executive officer changes, the Company’s 2016 executive compensation program included a number of compensation events that would not be experienced in a typical year. These include:

•	the departure of a long-term CEO and entry into an accompanying severance agreement;

•	the creation of the OCEO and the award of equity grants in connection with service on the OCEO;

•	the promotion of an internal executive to be the new CEO, including the grant of a significant equity award in connection with such service; and

•	the creation of the Executive Chairman position, including the grant of a significant equity award in connection with such service.
As discussed in greater detail below, the compensation program established by the Company in 2017 reflects a more typical annual compensation cycle, without distortion from a series of atypical events at the executive officer level.

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New CEO
As we stated earlier, fiscal year 2016 was a year of change for Cypress, including the appointment (in August 2016) of Hassane El-Khoury as our new President and Chief Executive Officer. Pearl Meyer, the Committee’s independent executive compensation consultant, reviewed external market data of our peer group for the CEO role, to assist the Committee in its determination of Mr. El-Khoury’s compensation for serving as CEO. The Committee, in consultation with Pearl Meyer, developed a potential compensation package for Mr. El-Khoury which was then deliberated and approved. Mr. El-Khoury’s base salary was set at $650,000 per year, which is less than the 50th percentile of the peer group’s base salary for similar roles. His bonus target was set at 125% of his base salary, which is approximately the median of bonus targets for CEO's in Cypress's peer group.
In connection with his promotion to the CEO position, Mr. El-Khoury was awarded $2.5 million worth of service-based RSUs, scheduled to vest quarterly in equal installments over three years. The Committee further approved granting him $4.5 million during the first quarter of fiscal year 2017, during Cypress’s normal executive equity grant cycle. Mr. El-Khoury's offer letter containing the foregoing terms was unanimously approved by the Board. On March 16, 2017, the Committee approved an equity grant for Mr. El-Khoury in the form of 190,260 performance-based PSUs and 158,577 service-based RSUs as part of the overall fiscal year 2017 PARS program. The details of the 2017 PARS program are set forth under "Cypress 2017 Compensation Actions." Resulting fiscal year 2017 target total direct compensation for Mr. El-Khoury is below the market median of CEO pay among Cypress's peer group companies.
Executive Chairman
In August 2016, the Board appointed Mr. Bingham to the position of Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board. Cypress’s peer group did not have equivalent compensation data for the role of Executive Chairman. The Executive Chairman position is generally less prevalent in public companies, which typically have a combined Chairman and CEO position or a non-executive Chairman position. Accordingly, Pearl Meyer reviewed a survey with a broader peer group of 69 companies in order to assist the Committee in its determination of Mr. Bingham's compensation for serving as the Executive Chairman. Generally, the Executive Chairman’s compensation in this survey ranged from 40% to 90% of the CEO’s target compensation. Typically the compensation mix (base salary, cash bonus target and equity) was consistent with CEO compensation arrangements.
Mr. Bingham’s role as Executive Chairman is considered a part-time, transitional role, with varying time commitments based on existing engagements and the needs of the Company. As Executive Chairman, Mr. Bingham is engaged in a multitude of activities on behalf of the Company, including (i) the facilitation of the transition from Mr. Rodgers to Mr. El-Khoury, (ii) serving as a mentor to the new CEO, (iii) conducting site visits in key locations, such as Japan, China, India and Germany, (iv) meeting with customers, and (v) participating in the development of the Company's strategic initiatives, including driving key commercial and financial negotiations, partnering on investor relations outreach, providing advice on mergers and acquisitions, and representing the Company at industry events. In light of these responsibilities, the Committee, after some deliberation, agreed to set Mr. Bingham’s total compensation equivalent to approximately 60% of Mr. El-Khoury’s. Consequently, Mr Bingham’s base salary was set at $390,000 per year and his bonus target was set at 125% of his annual base salary. In addition, Mr. Bingham was awarded $1.5 million worth of service-based RSUs, scheduled to vest quarterly in equal installments over three years. The Committee also approved granting him $3.0 million of equity in the first quarter of fiscal year 2017. Mr. Bingham's offer letter containing the foregoing terms was unanimously approved by the Board. On March 16, 2017, the Committee approved an equity grant for Mr. Bingham in the form of 232,558 service-based RSUs, which are scheduled to vest quarterly in equal installments over three years from the date of grant.
Fixed Compensation - Base Salary
Cypress targets the NEOs’ base salaries at approximately the 50th percentile of base salaries for similar positions and experience level in its peer group of companies. In fiscal year 2016, as part of its annual review of executive compensation, the Committee reviewed the base salaries of our NEOs, focusing on the competitiveness of salaries. Below is a summary of the salary of our NEOs for fiscal year 2016:

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Named Executive Officer	2016 Base Salary	% Increase from 2015
Hassane El-Khoury[1]	$650,000	140%
Thad Trent	$350,000	0%
Dana C. Nazarian	$279,965	0%
Joseph Rauschmayer	$345,213	0%
Ray Bingham[2]	$390,000	N/A
T.J. Rodgers[3]	$600,000	0%
1. Mr. El-Khoury's base salary was increased to $650,000 upon his appointment as President and Chief Executive Officer.
2. Mr. Bingham was not an employee of the Company prior to being appointed as Executive Chairman.
3. Mr. Rodgers base salary was reduced to $300,000 when he stepped down as President and Chief Executive Officer.
Promotion and New Hire Equity Grants
Mr. El-Khoury received an RSU grant with an aggregate value of $2.5 million in connection with his August 2016 appointment as President and CEO, which vests in equal quarterly installments over a three-year period. Mr. El-Khoury also received an additional equity award in the form of 190,260 performance-based PSUs and 158,577 service-based RSUs in the first quarter of fiscal year 2017, as part of the overall fiscal year 2017 PARS program. The details of the 2017 PARS program are set forth under "Cypress 2017 Compensation Actions."
Mr. Bingham received an RSU grant with an aggregate value of $1.5 million in connection with his August 2016 appointment as Executive Chairman, which vests in equal quarterly installments over a three-year period. Mr. Bingham also received an additional equity award in the form of 232,558 service-based RSUs in the first quarter of fiscal year 2017, which are scheduled to vest quarterly in equal installments over three years from the date of grant.
Performance-Based Incentive Cash Compensation
In fiscal year 2016, due to the departure of Mr. Rodgers, the creation of the Office of the CEO and the appointment (in August 2016) of a new CEO, the Committee granted RSUs in lieu of any cash incentive payment under the CIP. The RSU grants were equivalent to approximately 43% of the annualized target cash incentive to each of Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. In addition, the Committee granted RSUs equivalent to approximately 29% and 25% of the annualized target cash incentive, to Mr. El-Khoury and Mr. Bingham for their roles as CEO and Executive Chairman, respectively. The grants to Messrs. El-Khoury and Bingham were calculated in light of the fact that they were appointed to their new positions in August 2016. These RSU grants were in lieu of potential payouts under the CIP and were granted partially as a retention vehicle and partially as a reward for assisting Cypress during this transition, with the value dependent on the Company’s stock price. These RSU grants reflect the unique circumstances of the new CEO transition year, are meant to be a one-time deviation from the CIP program, and fully vested on January 31, 2017. The number of RSUs received in lieu of the CIP payout are set forth below:

Named Executive Officer	RSU Grant
Hassane El-Khoury	21,494
Thad Trent	9,484
Dana C. Nazarian	7,586
Joseph Rauschmayer	9,613
Ray Bingham	11,080
T.J. Rodgers	—
Performance-Based Equity Compensation
2016 Multi-Year Performance Accelerated Restricted Stock Program (PARS)
In early 2016, the Committee set the performance goals under which participants were eligible to earn their PARS shares. There are three components to the grants under the 2016 multi-year PARS program: (i) Service-Based Milestone, (ii) Gross

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Margin Milestone, and (iii) New Product Milestone. Awards contingent on performance comprised approximately 57% of the fiscal year 2016 award. The table below shows the number of shares underlying the awards pertaining to each component.

PARS Participant	Service Based	Gross Margin Milestone	New Product Milestone	Total Grant
Hassane El-Khoury	33,000	22,000	22,000	77,000
Thad Trent	27,000	18,000	18,000	63,000
Dana C. Nazarian	33,000	22,000	22,000	77,000
Joseph Rauschmayer	33,000	22,000	22,000	77,000
Ray Bingham	—	—	—	—
T.J. Rodgers	72,000	48,000	48,000	168,000
The grants made for each of the three components of the multi-year PARS program granted in fiscal year 2016 vest over a one or two year period, as illustrated by the table below (totals are rounded):

Milestone	% of Total Grant Scheduled to Vest in Fiscal Year 2016	% of Total Grant Scheduled to Vest in Fiscal Year 2017	Total
Gross Margin	21.5%	7%	28.5%
New Product	21.5%	7%	28.5%
Service-Based	—%	43%	43%
Total	43%	57%	100%
The milestones for each grant component and the actual percent achieved in fiscal year 2016 were as follows:
(1) Service-Based Milestone
Service-based RSUs vest over a two year period if the NEO remains an employee in good standing of Cypress and is in a similar role, same or higher pay grade and same or increased scope of responsibilities as the NEO’s role on the grant date. No service-based RSUs were earned in fiscal year 2016.
(2) Gross Margin Milestone
Cypress must achieve a threshold level of Gross Margin performance before any NEO will earn any PSUs. If Gross Margin goals are achieved at target levels, NEOs will have the potential to earn the target number of PSUs for meeting this milestone. The number of PSUs earned will be linearly interpolated for Gross Margin performance achieved between threshold and target, and target to maximum. The maximum number of PSUs which may be earned for the Gross Margin performance goals is 200% of target.
2016 Performance Results: 21.5% of the PARS granted in fiscal year 2016 and earnable in fiscal year 2016 were contingent on the Company's achievement of the Gross Margin Milestone. The Company's threshold gross margin for fiscal year 2016 was 38.4% and target was 40%. Cypress's gross margin for fiscal year 2016 was 39% and, as a result, 8.5% of the Gross Margin Milestone shares were earned.
(3) New Product Milestone
Aggressive development and production milestones have been established for fiscal years 2016 and 2017 for the next generation programmable system on chip (PSoC) and are interlocked with customer schedules. Cypress must reach a threshold level of PSoC development or production milestones before any NEO will earn any PSUs. If development or production milestones are achieved at target levels, executives will have the potential to earn the targeted number of PSUs. The number of PSUs earned will be linearly interpolated for development or production milestones achieved between threshold and target, and target to maximum. The maximum number of PSUs which may be earned for the PSoC development or production milestones is 200% of target.
2016 Performance Results: 21.5% of the PARS granted in fiscal year 2016 and earnable in fiscal year 2016 were contingent on the Company's achievement of the New Product Milestone. The Company met the development and production milestones at target levels and, as a result, 100% of the New Product Milestone shares were earned.

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2015 Multi-Year Performance Accelerated Restricted Stock Program (PARS)
The NEOs also were also eligible to earn the following shares under the 2015 multi-year PARS program after fiscal year 2015:

PARS Participant	Service Based	TSR Milestone	Synergy Milestone	EPS Milestone	Total Grant
Hassane El-Khoury	60,000	36,000	42,000	24,000	162,000
Thad Trent	60,000	36,000	42,000	24,000	162,000
Dana C. Nazarian	60,000	36,000	42,000	24,000	162,000
Joseph Rauschmayer	60,000	36,000	42,000	24,000	162,000
Ray Bingham	—	—	—	—	—
T.J. Rodgers	120,000	72,000	84,000	48,000	324,000
Each of the four components of the grants under the multi-year PARS program granted in fiscal year 2015 vests over a one, two or three year period. The table below illustrates the percentage of the grant remaining after fiscal year 2015 (totals are rounded):

Milestone	% of Total Grant for Fiscal Year 2016	% of Total Grant for Fiscal Year 2017	Total
Service-Based	10.6%	10.6%	21.2%
TSR	6.4%	6.4%	12.8%
Synergy	10.6%	4.3%	14.9%
EPS	6.4%	2.1%	8.5%
Total	34.0%	23.4%	57.4%
The milestones for each grant component and the actual percent achieved in fiscal year 2016 were as follows:
(1) Service-Based Milestones
Service-based RSUs vest over a one-, two- and three-year period if the NEO remains an employee in good standing of Cypress and is in a similar role, same or higher pay grade and same or increased scope of responsibilities as the NEO’s role on the grant date.
(2) TSR Milestones
TSR will be measured relative to Cypress’s peer group for each of fiscal years 2015, 2016 and 2017. A series of one, two and three year periods was used to phase-in the awards.
In each performance period, Cypress’s TSR must be above the 25th percentile of the peer group before any NEO will earn any PSUs. If Cypress’s TSR is at the 65th percentile of the peer group, our NEOs will have the potential to earn the target number of PSUs. If Cypress’s TSR is at the 90th percentile or higher, our NEOs will have the potential to earn the maximum number of PSUs, which is 200% of target. The number of PSUs earned will be linearly interpolated between the indicated performance levels. Importantly, if Cypress’s TSR is negative, the number of PSUs earned based on achievement of the other milestones (if any) will be reduced by 50%.
2016 Performance Results: 6.4% of the PARS granted in fiscal year 2015 and earnable in fiscal year 2016 were contingent on the Company's one-year TSR performance period (from January 4, 2016 through January 1, 2017). Cypress's TSR was below the 15th percentile of the peer group and, as a result, none of the TSR Milestone shares were earned.
(3) Synergy Milestones
Company-specific synergy (cost savings related to the Spansion merger) performance goals have been defined for each of fiscal years 2015, 2016 and 2017. Synergy achievement will be reported with Cypress’s financial results for the respective periods. Similar to the TSR milestones, Cypress must achieve a threshold level of synergy performance before any NEO will earn any PSUs. If synergy goals are achieved at target levels, our NEOs will have the potential to earn the targeted number of PSUs. The number of PSUs earned will be linearly interpolated for synergy performance achieved between threshold and target, and target to maximum. The maximum number of PSUs which may be earned for the synergy performance goals is 200% of target. For fiscal years 2015, 2016 and 2017, the performance goals were based on the annualized cost savings as of the end of the fourth quarter of each year given the incremental quarterly improvement anticipated to achieve our overall synergy goals. As announced at the time of the merger, the company’s objective was to achieve $135 million in cost savings within three years.

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2016 Performance Results: 10.6% of the PARS granted in fiscal year 2015 and earnable in fiscal year 2016 were contingent on the Company's achievement of the Synergy Milestone. The Company generated annualized synergy savings of $188.5 million for fiscal year 2016, earning a payout at 200% of target and the maximum number of shares were earned for this portion of the award.
(4) EPS Milestones
Company-specific EPS performance goals have been defined for each of fiscal years 2015, 2016 and 2017. Similar to the TSR and Synergy Milestones, Cypress must achieve a threshold level of non-GAAP EPS performance before any NEO will earn any PSUs. If non-GAAP EPS goals are achieved at target levels, executives will have the potential to earn the targeted number of PSUs. The number of PSUs earned will be linearly interpolated for non-GAAP EPS performance achieved between threshold and target, and target to maximum. The maximum number of PSUs which may be earned for the non-GAAP EPS performance goals is 200% of target. Due to the expected impact of the Synergy Milestones on our non-GAAP EPS and the uncertainty with the speed with which those savings could be achieved, the performance goals for fiscal years 2015 and 2016 are based on annualized fourth quarter non-GAAP EPS. Fiscal year 2017 non-GAAP EPS goals are based on the full twelve month period.
2016 GAAP Adjustments: To derive the Non-GAAP results for fiscal year 2016, the Company's GAAP results were adjusted for certain items including, but not limited to, share based compensation, amortization of intangibles and other acquisition related charges and restructuring charges. Consequently, the Company's Non-GAAP EPS is impacted by such adjustments. The Company provides a reconciliation of GAAP and Non-GAAP earnings per share, as well as a list of certain limitations in using Non-GAAP measures, in the Company's quarterly earnings release.
2016 Performance Results: 6.4% of the PARS granted in fiscal year 2015 and earnable in fiscal year 2016 were contingent on the Company's achievement of non-GAAP EPS metrics during fiscal year 2016. For fiscal year 2016, the Company achieved 33% of the minimum required non-GAAP EPS and, as a result, none of the EPS Milestone shares were earned.
Other Compensation
In April 2016, the Board formed the Office of the CEO, which consisted of Messrs. El-Khoury, Trent, Nazarian and Rauschmayer. Each member of the Office of the CEO (which was in place from April 29, 2016 until August 10, 2016) received a service-based RSU grant in the amount of 20,000 shares for serving as a member of the OCEO. The grant vested on December 31, 2016.
Risk Considerations
The Committee regularly considers the risks associated with Cypress’s compensation policies and practices for employees, including those related to executive compensation programs. As part of the risk assessment, the Committee reviews Cypress’s compensation programs to avoid certain design features that have been identified by experts as having the potential to encourage excessive risk-taking.
Material risk in our compensation program design is mitigated in several ways, including:

•	we have an appropriate mix of pay elements, with compensation well-balanced between fixed and variable elements, and short- and long-term incentives;

•	base salaries are intended to constitute a sufficient component of total compensation to discourage undue risk taking in order to meet incentive goals;

•	incentive plans are designed with goals that are intended to result in long-term value to our stockholders;

•	financial and earnings goals and opportunities in our incentive programs are at levels intended to be attainable without the need to take inappropriate risks;

•	bonus and incentive opportunities are capped so that the upside potential is not so large as to encourage undue risk taking;

•	the majority of our equity incentives vest or are earned over a multi-year period, which requires the executive to bear the economic risk of the award over the vesting or performance period;

•	our incentive plans define a range of performance over which payouts may be earned, including at levels below target achievement, rather than an “all-or-nothing” approach;

•	we generally use different performance measures in different incentive programs, which provides balance and reduces the potential for taking undue risks to meet a single goal;

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•
the stock components of our long-term incentive program, combined with our stock ownership guidelines, align the interests of our executives with long-term preservation and appreciation of stockholder value;

•	incentive payments and awards are subject to clawback in the event of a material restatement of our financial results; and

•	the Committee considers information from peer companies in evaluating compensation levels and incentive plan designs, thereby avoiding unusually high pay opportunities relative to the Company’s peers.
The Committee has reviewed compensation related risks and does not believe Cypress’s compensation programs encourage excessive or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on Cypress. In fulfilling its responsibilities, the Committee may, to the extent permitted under applicable law, the Nasdaq Listing Rules, the rules of the Securities and Exchange Commission (the "SEC") and the Internal Revenue Code, and Cypress’s certificate of incorporation and bylaws, delegate any or all of its responsibilities to a subcommittee. The Committee, with the assistance of Pearl Meyer, intends to continue, on an on-going basis, a process of thoroughly reviewing Cypress’s compensation policies and programs to ensure that its compensation programs and risk mitigation strategies continue to discourage imprudent risk-taking activities.
In discharging its duties, the Committee selects and retains the services of compensation consultants in order to have independent, expert perspectives on matters related to executive compensation, company and executive performance, equity plans, peer group and other issues. The Committee has the sole authority to determine the scope of services for these consultants and may terminate the consultants’ services at any time. The fees of these consultants are paid by Cypress. In fiscal year 2016, the Committee retained the services of Pearl Meyer for various compensation-related services.
Stock Ownership Requirements
The table below summarizes the stock ownership policy and status among our directors and NEOs as of March 17, 2017.

	Stock Ownership Requirement	Shares Actually Held
Chief Executive Officer	6X base compensation	7.35X base compensation
All Other Named Executive Officers	4X base compensation	5.3X - 27.5X base compensation
Non-Employee Directors	30,000 shares	47,665 - 168,538 shares

As a result of the above requirements, our directors and NEOs will continue to hold a substantial amount of their net worth in shares of Cypress common stock, and maintain an even stronger alignment with the Company and our stockholders.
Named Executive Officers
Our CEO is required to own Company common stock having a value of at least six times his annual base salary. Common stock only includes shares directly owned and does not include any granted stock option awards, even if vested and in the money. Our NEOs, excluding our CEO, are required to own Company common stock having a value of at least four times their annual base salary. Individuals have three years to meet the stock ownership requirement. If the stock ownership requirement is not met after three years, then the NEO must hold all future shares that vest (net of taxes) until the stock ownership requirement is met. All of our NEOs, excluding Messrs. Bingham and Rauschmayer, meet the stock ownership requirements. Mr. Bingham did not become a NEO until August 10, 2016 and has three years to meet the stock ownership requirements. Mr. Rauschmayer is no longer a NEO and therefore is no longer required to meet the stock ownership requirements.
Directors
Cypress’s non-employee directors are required to own at least 30,000 shares of common stock, which is approximately eight times a director's annual retainer of $50,000 (assuming a stock price of $13.42 per share). All of our non-employee directors meet the stock ownership requirements.
Pledging Policy
Cypress adopted and formalized a written pledging policy in fiscal year 2014 and the Committee approved modifications to the policy on February 15, 2017. As of February 15, 2017, directors and NEOs are no longer permitted to pledge Cypress stock.

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No NEO currently employed by the Company holds Cypress securities that are pledged pursuant to a margin account or loan or otherwise.
Employment Agreements and Severance Arrangements
Severance Policy
The Committee approved a severance policy (the “Policy”) applicable to certain of its officers (each, a “Participating Officer”) on May 26, 2016. The Policy applies to all of our NEOs, excluding Mr. Rodgers who was no longer a NEO at the time the policy was approved. The Policy expires on August 10, 2017, which is twelve months after the date Hassane El-Khoury was appointed as President and Chief Executive Officer. Under the terms of the Policy, if a Participating Officer is terminated by the Company other than for cause, he or she will be entitled to receive the following severance benefits, subject to signing and not revoking the Company’s Separation Agreement and General Release of all Claims:

•	Lump sum payment equal to 14 months of annual base salary.

•	Lump sum payment equal to 14 months of COBRA premiums for medical, dental and vision coverage.

•	Accelerated vesting with respect to 100% of the unvested portion of any outstanding equity-based awards that would have vested during the 14 months following such termination.

•	Fourteen months of annual target bonus at one hundred percent (100%) for the fiscal year in which the termination occurs.
Change of Control Severance Agreements
Cypress entered into Change of Control Severance Agreements (each an “Agreement”) with certain of its officers (each, a “Covered Officer”) in fiscal year 2016. All of our NEOs, excluding Mr. Rodgers, are Covered Officers and have entered into an Agreement with Cypress. Pursuant to the Agreement, if the Company or any successor terminates the employment of a Covered Officer other than for “Cause” (as defined in the Agreement), death or Disability (as defined in the Agreement), or a NEO terminates his or her employment for “Good Reason” (as defined in the Agreement) during the period beginning three months prior to, and ending twelve months after, the occurrence of a Change of Control (as defined in the Agreement), the Covered Officer will be entitled to receive the following compensation and benefits, subject to the Covered Officer signing and not revoking a standard release of claims in a form reasonably acceptable to the Company (the “Release”) no later than 60 days following the Covered Officer’s termination of employment:

•	Lump sum severance payment equal to 14 months of annual base salary plus 14 months of the Covered Officer’s annual target bonus.

•	Accelerated vesting of all outstanding unvested equity-based compensation awards held by the Covered Officer.

•	Lump sum payment equal to 14 months of COBRA premiums for the Covered Officer and any eligible spouse and/or dependents.
Severance payments under the Agreement are to be paid the first business day after the Release becomes effective, subject to a delay of up to six months as necessary in order to comply with Section 409A of the Internal Revenue Code. The initial term of the Agreement is two years from the date the Agreement became effective, which for our NEOs was May 26, 2016 (the "Initial Term") and on each one year anniversary thereafter it will renew automatically for additional one year terms (each, an “Additional Term”) unless either party provides written notice of non-renewal to the other party. If a Change of Control occurs when there are fewer than twelve months remaining in the Initial Term, or during an Additional Term, the term of the Agreement will automatically extend through the date that is twelve months following the date of the Change of Control. Executives may not receive benefits under both the Severance Policy and the Change of Control Severance Agreements.
Chief Executive Officer Employment Agreement
Cypress entered into an at-will employment agreement with Mr. El-Khoury on November 30, 2016. Mr. El-Khoury's employment agreement provides for a minimum base salary of $650,000 and $2.5 million worth of service-based RSUs (which grant was made upon Mr. El-Khoury’s promotion in August 2016), scheduled to vest quarterly in equal installments over three years. His employment agreement also provides for an additional equity grant valued at $4.5 million, scheduled to be granted in the first quarter of fiscal year 2017. In the event Mr. El-Khoury is terminated without cause or voluntarily resigns with good reason, he is entitled to the following severance benefits:

•	Lump sum severance payment equal to 24 months of annual base salary plus 24 months of his annual target bonus.

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•	Accelerated vesting of all outstanding unvested equity-based compensation awards and a period of 12 months to exercise such awards.

•	Payment of benefits (health, dental, vision, EAP) premiums for a period of 24 months, covering Mr. El-Khoury and his dependents.
Executive Chairman Employment Agreement
Cypress entered into an at-will employment agreement with Mr. Bingham on November 7, 2016. Mr. Bingham's employment agreement provides for a minimum base salary of $390,000 per year and $1.5 million worth of service-based RSUs (which grant was made upon Mr. Bingham’s promotion in August 2016), scheduled to vest quarterly in equal installments over three years. His employment agreement also provides for an additional equity grant valued at $3.0 million equity, scheduled to be granted in the first quarter of fiscal year 2017.
Clawback Policy
Cypress’s clawback policy requires the return of performance-based compensation payments to Cypress (i) by any executive engaged in (a) fraud, theft, misappropriation, embezzlement or dishonesty, or (b) intentional misconduct related to Cypress’s financial reporting, or (ii) in the event of a material negative revision of any financial or operating measure on which performance-based compensation was paid out to such executive.
Cypress 2017 Compensation Actions
Base Salary Increases
Effective January 2, 2017 Messrs. Nazarian and Trent's annual base salaries were increased to $350,000 and $400,000, respectively, based on a review of their jobs compared to the peer group of companies and their performance. No other NEOs base salaries were increased.
2017 Multi-Year Performance Accelerated Restricted Stock Program (PARS)
On March 16, 2017, the Committee approved the 2017 multi-year PARS program. In connection with the approval of the 2017 multi-year PARS program, the Committee set the milestones under which participants are eligible to earn their PARS shares with approximately 55% based on performance milestones and approximately 45% based on service milestones. There are six components to the grants under the 2017 multi-year PARS program: (i) Debt Leverage Milestones, (ii) Profit Before Tax Milestones, (iii) Strategic Initiatives Milestones, (iv) Gross Margin Milestones, (v) Revenue Growth Milestones, and (vi) Service-Based Milestones. For the performance-based components of the PARS grants (debt leverage, profit before tax, strategic initiatives, gross margin and revenue growth), a participant is eligible to receive performance-based shares if he satisfies the applicable vesting and performance criteria approved by the Committee and may receive up to 200% of the performance target depending on the level of performance achieved. For the service-based component of the PARS grants, a participant is eligible to earn 100% of his targeted service-based shares if he remains an employee in good standing of the Company through the applicable vesting date.
The table below shows the number of shares underlying the awards pertaining to each component. For the performance-based components of the PARS grant, the amounts shown below are the target amount.

PARS Participant	Debt Leverage	Profit Before Tax	Strategic Initiatives	Gross Margin	Revenue Growth	Service Based[1]	Total
Hassane El-Khoury	31,710	47,565	15,855	31,710	63,420	158,577	348,837
Thad Trent	11,499	17,248	5,749	11,499	22,998	57,507	126,500
Dana C. Nazarian	9,408	14,112	4,704	9,408	18,816	47,052	103,500
1. Two-thirds of the service-based awards are scheduled to vest on February 1, 2019 (nearly two years following the grant date) and the remaining one-third are scheduled to vest on February 3, 2020 (nearly three years following the grant date).

The 2017 multi-year PARS program complements the 2015 and 2016 multi-year PARS programs, which include grants with various performance-based milestones, including achievement of total stockholder return, earnings per share, and gross margin milestones.
The grants made for each of the six components of the multi-year PARS program granted in fiscal year 2017 vest over a one, two or three year period, as illustrated by the table below:

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COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Milestone	% of Total Grant Scheduled to Vest in Fiscal Year 2017	% of Total Grant Scheduled to Vest in Fiscal Year 2018	% of Total Grant Scheduled to Vest in Fiscal Year 2019	Total
Service-Based	—%	30.3%	15.2%	45.5%
Debt Leverage	9.1%	—%	—%	9.1%
Profit Before Tax	4.5%	—%	9.1%	13.6%
Strategic Initiatives	4.5%	—%	—%	4.5%
Gross Margin	—%	9.1%	—%	9.1%
Revenue Growth	—%	9.1%	9.1%	18.2%
Total	18.1%	48.5%	33.4%	100%

Executive Chairman
On March 16, 2017, Mr. Bingham was awarded a service-based award of 232,558 restricted stock units. This grant vests quarterly in equal installments over a period of three years from the date of grant.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows compensation information for fiscal years 2016, 2015 and 2014 for our NEOs.

Name and Principal Position[1]	Year	Salary[2] ($)	Bonus[3] ($)	Stock Awards[4] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation[5] ($)	All Other Compensation[6] ($)	Total Compensation ($)
Hassane El-Khoury[7] President, Chief Executive Officer and Director	2016	401,964	1,500	3,168,799	—	210,641	760	3,783,664
	2015	270,650	1,500	4,141,380	—	7,919	10,327	4,431,776
	2014	—	—	—	—	—	—	—
Thad Trent Executive Vice President, Finance & Administration, Chief Financial Officer	2016	350,000	—	581,200	—	92,943	983	1,025,126
	2015	350,000	—	4,570,040	—	8,865	30,155	4,959,060
	2014	268,593	—	330,844	—	33,500	24,495	657,432
Dana C. Nazarian Executive Vice President, Operations & Technology	2016	279,968	—	668,800	—	78,343	786	1,027,897
	2015	279,965	—	4,141,830	—	7,499	27,478	4,456,322
	2014	278,891	—	717,731	—	35,840	30,056	1,062,518
Joseph Rauschmayer Executive Vice President, Manufacturing	2016	345,213	—	668,800	—	94,207	997	1,109,217
	2015	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—
Ray Bingham[8] Executive Chairman	2016	138,000	—	1,499,991		108,584	456	1,747,031
	2015	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—
T.J. Rodgers[9] Former President, Chief Executive Officer and Director	2016	310,384	750	3,065,000	—	—	4,591,394	7,967,031
	2015	600,000	—	8,282,760	—	35,993	8,382	8,927,135
	2014	599,997	—	1,327,806	—	154,985	48,455	2,131,243

1.
Mr. Rodgers resigned as President and CEO on April 28, 2016, but remained with the Company as a technical advisor and a director until August 10, 2016. In connection with Mr. Rodgers departure as President and CEO, the Board formed the Office of the President and Chief Executive Officer (OCEO), which consisted of Mr. El-Khoury, Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Mr. Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board.

2.	Represents salary earned in fiscal years 2016, 2015 and 2014.

3.
Mr. El-Khoury received a $1,500 patent bonus in fiscal year 2016. Mr. Rodgers received a $750 patent bonus award in fiscal year 2016. No other NEO received any cash incentives in fiscal year 2016 given that it is generally against Cypress's pay-for-performance philosophy to award discretionary cash incentives to its NEOs.

4.
Amounts shown for fiscal years 2016, 2015 and 2014 do not reflect compensation actually received by each NEO. The amounts shown for fiscal years 2016 and 2015 represent the performance stock units and restricted stock units granted in fiscal years 2016 and 2015, computed in accordance with FASB ASC Topic 718 (excludes the impact of estimated forfeitures related to service-based vesting conditions). For information on the assumptions used to calculate the value of the awards for fiscal year 2016, refer to Note 9 to our consolidated financial statements in our Annual Report of Form 10-K for the fiscal year ending January 1, 2017. 57% of the stock units granted in fiscal year 2016 could not be earned in fiscal year 2016. Following are additional details regarding the fiscal year 2016 PARS grants:

	Value of Shares Delivered in Fiscal Year 2017 on the Date of Delivery	Shares Earnable in Fiscal Year 2017	Shares Earnable in Fiscal Year 2018
Hassane El-Khoury	343,030	33,000	44,000
Thad Trent	280,661	27,000	36,000
Dana C. Nazarian	343,030	33,000	44,000
Joseph Rauschmayer	343,030	33,000	44,000
Ray Bingham	—	—	—

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

	Value of Shares Delivered in Fiscal Year 2017 on the Date of Delivery	Shares Earnable in Fiscal Year 2017	Shares Earnable in Fiscal Year 2018
T.J. Rodgers[1]	1,742,160	—	—
1. Mr. Rodgers shares were delivered to him in fiscal year 2016, upon termination of his employment with the Company.
For information on the assumptions used to calculate the value of the awards for fiscal year 2015, refer to Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ending January 3, 2016. 66% of the shares granted in fiscal year 2015 could not be earned in fiscal year 2016. The vesting schedule for the fiscal year 2015 grant is 43% vesting in fiscal year 2016, 34% vesting in fiscal year 2017 and 23% vesting in fiscal year 2018 - all vesting subject to meeting a combination of performance-based and service-based milestones. Following are additional details regarding the fiscal year 2015 grants:

	Value of Shares Delivered in Fiscal Year 2017 on the Date of Delivery	Shares Earnable in Fiscal Year 2017	Shares Earnable in Fiscal Year 2018
Hassane El-Khoury	1,184,078	96,000	66,000
Thad Trent	1,184,078	96,000	66,000
Dana C. Nazarian	1,184,078	96,000	66,000
Joseph Rauschmayer	1,184,078	96,000	66,000
Ray Bingham	—	—	—
T.J. Rodgers	3,359,880	—	—
For fiscal year 2014, the amounts shown represent the number of shares delivered, valued at the price determined at the time of grant. Prior to the delivery of the shares for fiscal year 2014, we had assumed that 100% of the Tier 1 and Tier 2 PARS grants would be achieved, with a TSR factor of 1. Based on our initial assumptions for fiscal year 2014, the amounts reportable would have been as follows: Mr. Trent, $589,300; Mr. Nazarian, $2,010,000; and Mr. Rodgers, $3,718,500; Messrs. El-Khoury, Rauschmayer and Bingham were not NEOs in fiscal year 2014.

5.
Includes bonus amounts earned under the CIP, or one of our previous bonus plans (the Key Employee Bonus Program and Performance Bonus Plan), for services rendered in the respective fiscal years. No cash was earned under the CIP in fiscal year 2016; NEOs were granted a one-time RSU grant in lieu of the quarterly and annual CIP payout for fiscal year 2016, which fully vested on January 31, 2017.

6.
The amounts reported in this column include payments by the Company of term life insurance premiums for the NEOs. Cypress is not the beneficiary of the life insurance policies. NEOs participate in the same life insurance program as all other Cypress employees, which pays out at one times the employee’s annual base pay. Amounts shown also reflect paid time off cashed out and pay in lieu of holidays by Mr. Rodgers for fiscal years 2016 and 2014 of $40,074 and $40,073, respectively and a $4,500,000 payment as part of his severance package; pay in lieu of holidays and paid time off cashed out by Mr. Trent for fiscal years 2015 and 2014 of $29,667 and $23,351, respectively; pay in lieu of holidays and paid time off cashed out by Mr. El-Khoury for fiscal year 2015 of $10,089; and paid time off cashed out by Mr. Nazarian for fiscal years 2015 and 2014 of $27,064 and $28,141, respectively. Amount shown for Mr. Rodgers also includes $6,288.88 in COBRA premiums paid by the Company and $45,000 for reimbursement of certain HSR filing fees incurred by Mr. Rodgers.

7.	Mr. El-Khoury's annual salary was $270,650 until he was appointed as the Company's President and Chief Executive Officer, at which time his annual salary was adjusted to $650,000.

8.
Mr. Bingham's annual salary is $390,000 and is pro-rated for the time he served as Executive Chairman in fiscal year 2016. Mr. Bingham's stock awards include awards made for the time he served as Executive Chairman and excludes the grants made for his service as a non-employee director. The non-employee director grant is set forth in the Director Compensation table of this Proxy Statement.

9.
Mr. Rodgers annual salary was $600,000 until he stepped down as President and Chief Executive Officer, at which time his annual salary was adjusted to $300,000 until he was no longer employed by the Company.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

GRANTS OF PLAN-BASED AWARDS
Fiscal Year Ended January 1, 2017
The following table shows all plan-based awards granted to our named executive officers ("NEOs") during fiscal year 2016.

Name and Principal Position[1]	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Stock or Units (#)[7]	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)[8]
		Threshold ($)	Target ($)[4]	Maximum ($)	Threshold (#)	Target (#)[5]	Maximum (#)[6]
Hassane El-Khoury President, Chief Executive Officer and Director	4/1/2016	—	—	—	—	44,000	88,000	33,000	—	—	674,520
	5/5/2016	—	—	—	—	—	—	20,000	—	—	187,000
	8/10/2016	—	—	—	—	—	—	220,848	—	—	2,499,999
	11/3/2016	—	—	—	—	—	—	21,494	—	—	210,641
	—	—	523,581	1,047,163	—	—	—	—	—	—	—
Thad Trent Executive Vice President, Finance and Administration, Chief Financial Officer	4/1/2016	—	—	—	—	36,000	72,000	27,000	—	—	551,880
	5/5/2016	—	—	—	—	—	—	20,000	—	—	187,000
	11/3/2016	—	—	—	—	—	—	9,484	—	—	92,943
	—	—	262,500	525,000	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Dana C. Nazarian Executive Vice President, Operations & Technology	4/1/2016	—	—	—	—	44,000	88,000	33,000	—	—	674,520
	5/5/2016	—	—	—	—	—	—	20,000	—	—	187,000
	11/3/2016	—	—	—	—	—	—	7,586	—	—	74,343
	—	—	209,974	419,947	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—
Joseph Rauschmayer Executive Vice President, Manufacturing	4/1/2016	—	—	—	—	44,000	88,000	33,000	—	—	674,520
	5/5/2016	—	—	—	—	—	—	20,000	—	—	187,000
	11/3/2016	—	—	—	—	—	—	9,613	—	—	94,207
	—	—	266,074	532,147	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Ray Bingham Executive Chairman	8/10/2016	—	—	—	—	—	—	132,508	—	—	1,499,991
	11/3/2016	—	—	—	—	—	—	11,080	—	—	108,584
	—	—	121,875	243,750	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
T.J. Rodgers Former President, Chief Executive Officer and Director	4/1/2016	—	—	—	—	96,000	192,000	72,000	—	—	1,471,860
	—	—	334,485	666,970	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

1.
Mr. Rodgers resigned as President and CEO on April 28, 2016, but remained with the Company as a technical advisor and a director until August 10, 2016. In connection with Mr. Rodgers departure as President and CEO, the Board formed the Office of the President and Chief Executive Officer (OCEO), which consisted of Mr. El-Khoury, Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Mr. Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board.

2.
Represents potential performance compensation that could be earned under the CIP program in fiscal year 2016. The columns show the amounts that could be earned at the threshold, target and maximum levels of performance. The amounts for Mr. El-Khoury and Mr. Bingham have been pro-rated.

3.
Represents the PSUs granted under our PARS program at 100% of the Gross Margin Milestone and New Product Milestone in fiscal year 2016. The columns show the stock that could be earned at the threshold, target and maximum levels of performance. Please see the “Option Exercises and Stock Vesting” table for the actual amounts earned by our NEOs in fiscal year 2016 under the PARS program.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

4.
Represents the CIP bonus at 100% of target. Messrs. Trent, Nazarian and Rauschmayer’s possible payout figures have been pro-rated based on bonus target reductions from 80% to 70% which were implemented at the beginning of Q3. Mr. El-Khoury's possible payout figures take into account his 2016 mid-year base salary and bonus target change. Mr. Bingham’s possible payout figure is pro-rated based on his August hire date. For fiscal year 2016, each NEO (other than Mr. Rodgers) was awarded an RSU grant in lieu of any cash bonus that would have otherwise been payable under the CIP; each such grant represents a contingent right to receive Company common stock on a one-for-one basis and the shares were fully vested on January 31, 2017. The number of RSUs granted were as follows: Mr. El-Khoury, 21,494; Mr. Trent, 9,484; Mr. Nazarian, 7,586; Mr. Rauschmayer, 9,613; Mr. Bingham, 11,080; and Mr. Rodgers, 0.

5.	57 percent of the shares granted could not be earned in fiscal year 2016.

6.	The following number of shares were delivered in fiscal year 2017: Mr. El-Khoury, 25,850; Mr. Trent, 21,150; Mr. Nazarian, 25,850; Mr. Rauschmayer, 25,850; Mr. Bingham, 0; and Mr. Rodgers, 0.

7.
When Mr. Rodgers resigned as the President and CEO, the board formed the Office of the CEO. Messrs. El-Khoury, Trent, Nazarian and Rauschmayer each received a grant of 20,000 RSUs on May 5, 2016, for the additional responsibilities they were asked to perform as members of the Office of the CEO.

8.	Represents the target number of shares multiplied at the grant date fair value. See the "Summary Compensation Table" above for shares actually delivered.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

OUTSTANDING EQUITY AWARDS
Fiscal Year Ended January 1, 2017

Name and Principal Position[1]	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
Hassane El-Khoury[5] President, Chief Executive Officer and Director	4,450	—	—	10.47	8/10/2017	—	—	—	—
	4,300	—	—	6.17	3/19/2019	—	—	—	—
	1,339	—	—	2.72	11/20/2018	—	—	—	—
	2,472	—	—	5.55	7/8/2018	—	—	—	—
	927	—	—	6.70	8/8/2017	—	—	—	—
	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	21,494	245,891	—	—
	—	—	—	—	—	202,444	2,315,959	—	—
	—	—	—	—	—	807	9,232	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
Thad Trent Executive Vice President, Finance and Administration, Chief Financial Officer	14,334	5,668	—	11.55	5/30/2021	—	—	—	—
	13,067	2,934	—	11.27	12/18/2020	—	—	—	—
	17,000	—	—	6.17	3/19/2019	—	—	—	—
	—	—	—	—	—	27,000	308,880	—	—
	—	—	—	—	—	20,000	228,800	—	—
	—	—	—	—	—	40,000	457,600	—	—
	—	—	—	—	—	9,484	108,497	—	—
	—	—	—	—	—	2,667	30,510	—	—
	—	—	—	—	—	1,067	12,206	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
	—	—	—	—	—	—	—	36,000	411,840
	—	—	—	—	—	—	—	34,000	388,960
	—	—	—	—	—	—	—	68,000	777,920
Dana C. Nazarian Executive Vice President, Operations & Technology	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	7,586	86,784	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name and Principal Position[1]	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised/ Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock Unvested[2] (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested[3] ($)
Joseph Rauschmayer Executive Vice President, Manufacturing	18,017	—	—	4.69	1/31/2020	—	—	—	—
	37,965	—	—	4.09	1/31/2019	—	—	—	—
	7	—	—	8.1	1/31/2018	—	—	—	—
	—	—	—	—	—	33,000	377,520	—	—
	—	—	—	—	—	60,000	686,400	—	—
	—	—	—	—	—	9,613	109,973	—	—
	—	—	—	—	—	—	—	44,000	503,360
	—	—	—	—	—	—	—	102,000	1,166,880
	—	—	—	—	—	—	—	9,100	104,104
Ray Bingham Executive Chairman	14,361	—	—	5.05	4/2/2019	—	—	—	—
	184,275	—	—	7.42	4/1/2018	—	—	—	—
	—	—	—	—	—	11,080	126,755	—	—
	—	—	—	—	—	121,466	1,389,571	—	—
	—	—	—	—	—	21,459	245,491	—	—
	—	—	—	—	—	7,440	85,114	—	—
T.J. Rodgers Former President, Chief Executive Officer and Director	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—

1.
Mr. Rodgers resigned as President and CEO on April 28, 2016, but remained with the Company as a technical advisor and a director until August 10, 2016. In connection with Mr. Rodgers departure as President and CEO, the Board formed the Office of the President and Chief Executive Officer (OCEO), which consisted of Mr. El-Khoury, Mr. Trent, Mr. Nazarian and Mr. Rauschmayer. The OCEO reported directly to the Board and performed the duties of the President and Chief Executive Officer from April 29, 2016 to August 10, 2016. Effective August 10, 2016, Mr. El-Khoury was promoted to the position of President and Chief Executive Officer of the Company. In addition, effective August 10, 2016, the Board appointed Mr. Bingham as Executive Chairman, a newly created position pursuant to which Mr. Bingham functions as both an executive officer of the Company and as Chairman of the Board.

2.
The grants to the NEOs, other than Mr. Bingham, were made under our PARS program. 43% of the 2016 PARS grants and 32% of the 2015 PARS grants were service-based grants. The grants to Mr. Bingham are 100% service-based awards.

3.	The amounts are based on the outstanding grants as of the end of fiscal year 2016 and a fiscal year ending value of $11.44 per share.

4.	Represents the PSUs granted under our PARS program for meeting 100% of the applicable milestones.

5.
Mr. El-Khoury's option grants expiring on July 8, 2018 and August 8, 2017 were awarded under our 2013 Stock Plan and reflect adjustments made, pursuant to the tax free spin-off of SunPower Corporation in which existing awards were multiplied by the SunPower spin-off ratio of 4.12022 to reflect the change in market value of the Company’s common stock following the distribution to the Company’s stockholders of SunPower Corporation class B common stock.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

OPTION EXERCISES AND STOCK VESTING
Fiscal Year Ended January 1, 2017

Named Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise[1] ($)	Number of Shares Acquired Upon Vesting (#)	Value Realized Upon Vesting ($)
Hassane El-Khoury	—	—	187,678	1,546,827
Thad Trent	15,450	120,413	184,134	1,549,102
Dana C. Nazarian	31,177	193,897	168,000	1,346,840
Joseph Rauschmayer	—	—	116,494	1,050,778
Ray Bingham[2]	60,000	375,462	11,042	112,849
T.J. Rodgers[3]	1,251,093	8,708,983	786,500	7,327,095
1. The actual amount released to the NEOs represents the total shares multiplied by the market value on the date released. All shares and dollar values are before required tax payments.
2. Reflects options exercised and stock released after the date Mr. Bingham became an employee of the Company.
3. Stock awards for Mr. Rodgers include 492,000 shares ($5.1 million in value realized) that were accelerated in connection with his termination of employment.

NON-QUALIFIED DEFERRED COMPENSATION
Fiscal Year Ended January 1, 20171

Named Executive Officer	Executive Contribution in the Last Fiscal Year[2] ($)	Registrant Contribution in the Last Fiscal Year ($)	Aggregate Earnings in the Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End[4] ($)
Hassane El-Khoury	—	—	—	—	—
Thad Trent	53,854	—	36,822	—	455,359
Dana C. Nazarian	—	—	33,860	—	385,152
Joseph Rauschmayer	—	—	—	—	—
Ray Bingham	—	—		—
T.J. Rodgers	4,542,098	—	913,634	—	17,189,556
1. Cypress’s two deferred compensation plans provide certain key employees, including executive management, with the ability to defer the receipt of compensation in order to accumulate funds for retirement on a tax-deferred basis. Each participant in Cypress’s deferred compensation plans may elect to defer a percentage of their compensation (annual base salary, cash bonuses and any cash sales commissions) and invest such deferral in any investment that is available on the open market. Cypress does not make contributions to the employees' deferred compensation plan and does not guarantee returns on the investments. Participant deferrals and investment gains and losses remain as Cypress liabilities and the underlying assets are subject to claims of general creditors. Withdrawals and other distributions are subject to the requirements of U.S. Internal Revenue Code Section 409A.

2. 100% of executive contributions to the non-qualified deferred compensation plan are reported in the Summary Compensation Table.
3. None of the aggregate earnings in the non-qualified deferred compensation plan are reported in the Summary Compensation Table.
4. The aggregate balance amounts under the deferred compensation plans includes deferrals made for prior fiscal years. For individuals who were named executive officers in the fiscal years in which the deferrals were made, the amount of the deferred compensation was included in such individuals’ compensation as reported in the Summary Compensation Table included in the proxy statement for each such fiscal year.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Fiscal Year Ended January 1, 2017
As described in the “Compensation Discussion and Analysis (CD&A) - Employment Agreements and Severance Arrangements” Section of this Proxy Statement, the Company has entered into or adopted certain agreements and policies that provide the Company’s NEOs severance payments and benefits in the event their employment is terminated under various circumstances.
Company Severance Policy
Each of the NEOs, other than Messrs El-Khoury, Bingham and Rodgers, is eligible for payments under the Company’s Severance Policy. The table below sets forth amounts that would have been payable under the Severance Policy to each of the NEOs had his employment been terminated other than for cause on January 1, 2017, subject to the executive signing and not revoking the Company’s form of separation agreement and general release of all claims. The Severance Policy expires on August 10, 2017, which is twelve months after the date that Mr. El-Khoury was appointed as President and CEO. The amounts in the table below are calculated based on the base salary and target bonus applicable to the executive in fiscal year 2016.

Named Executive Officer	Salary Payments ($)	Bonus Payments ($)	COBRA Benefits ($)	Equity Acceleration[1] ($)	Total ($)
Hassane El-Khoury	—	—	—	—	—
Thad Trent	408,333	285,833	21,259	2,802,263	3,517,688
Dana C. Nazarian	326,626	228,639	30,710	2,820,944	3,406,919
Joseph Rauschmayer	402,749	281,924	15,171	3,348,918	4,048,762
Ray Bingham	—	—	—	—	—
T.J. Rodgers	—	—	—	—	—
1.
The value of equity award acceleration is based on the closing price ($11.44) of the Company’s common stock on December 30, 2016, which was the last trading day of the 2016 fiscal year. The 2016 fiscal year ended on January 1, 2017.

Change in Control Severance Agreements
In fiscal year 2016, the Company entered into a Change in Control Severance Agreement with each of the NEOs other than Messrs. El-Khoury, Bingham and Rodgers. The table below sets forth amounts that would have been payable under the Change in Control Severance Agreements if a change in control had occurred and the executives’ employment had terminated either by the Company (other than for cause, death or disability) or by the executive for good reason on January 1, 2017, the last day of fiscal year 2016, subject to the executive signing and not revoking a standard release of claims in a form reasonably acceptable to the Company. The amounts in the table below are calculated based on the base salary and target bonus applicable to the executive in fiscal year 2016. Executives may not receive benefits under both the Severance Policy and the Change in Control Severance Agreement.

Named Executive Officer	Salary Payments ($)	Bonus Payments ($)	COBRA Benefits ($)	Equity Acceleration[1] ($)	Total ($)
Hassane El-Khoury	—	—	—	—	—
Thad Trent	408,333	285,833	21,259	2,817,524	3,532,949
Dana C. Nazarian	326,626	228,639	30,710	2,820,944	3,406,919
Joseph Rauschmayer	402,749	281,924	15,171	3,348,918	4,048,762
Ray Bingham	—	—	—	—	—
T.J. Rodgers[2]	—	—	—	—	—
1.
The value of equity award acceleration is based on the closing price ($11.44) of the Company’s common stock on December 30, 2016, which was the last trading day of the 2016 fiscal year. The 2016 fiscal year ended on January 1, 2017.

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EXECUTIVE COMPENSATION TABLES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Chief Executive Officer Employment Agreement
Under the terms of the Company’s employment agreement with Mr. El-Khoury, described above, entered into on November 30, 2016, if Mr. El-Khoury’s employment had been terminated by the Company without cause (and not due to his death or disability) or by Mr. El-Khoury for good reason on the last day of fiscal year 2016, January 1, 2017, he would have been entitled to the severance benefits set forth in the table below. Payment of the severance benefits is subject to Mr. El-Khoury signing and not revoking a general release of claims in a form satisfactory to the Company. The amounts in the table below are calculated based on the base salary and target bonus applicable to Mr. El-Khoury at the end of fiscal year 2016; Mr. El-Khoury was promoted to President and CEO in August 2016.

Named Executive Officer	Salary Payments ($)	Bonus Payments ($)	COBRA Benefits ($)	Equity Acceleration[1] ($)	Total ($)
Hassane El-Khoury	1,300,000	1,625,000	33,398	5,362,858	8,321,656
1.
The value of equity award acceleration is based on the closing price ($11.44) of the Company’s common stock on December 30, 2016, which was the last trading day of the 2016 fiscal year. The 2016 fiscal year ended on January 1, 2017.

Separation Agreement with Mr. Rodgers
On June 3, 2016, the Company entered into an Employment Agreement and Release with Mr. Rodgers in connection with his departure from the Company. Under his Employment Agreement and Release, Mr. Rodgers received the following separation benefits: (i) a cash severance payment of $4,500,000, such amount is equal to three times his annual base salary and three times his annual bonus opportunity; (ii) acceleration of vesting of all of all his outstanding unvested RSUs (192,000) and PSUs (300,000); and (iii) reimbursement of COBRA premiums for a period of up to two years from the date on which Mr. Rodgers ceased to be an employee of the Company (as a Technical Advisor). The table below shows the actual amounts Mr. Rodgers received in connection with the termination of his employment.

Named Executive Officer	Severance Payments ($)	COBRA Benefits ($)	Equity Acceleration[1] ($)	Total ($)
T.J. Rodgers	4,500,000	6,289	5,268,480	10,134,769
1.
The value of equity award acceleration is based on the closing price ($11.44) of the Company’s common stock on December 30, 2016, which was the last trading day of the 2016 fiscal year. The 2016 fiscal year ended on January 1, 2017.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of Cypress’s Board of Directors (the "Board") serves as the representative of the Board with respect to its oversight of:

•	Cypress’s accounting and financial reporting processes, including the integrity of the Company's financial statements as well as the annual and quarterly audits of such financial statements;

•	Cypress’s internal controls and the audit of management’s assessment of the effectiveness of internal control over financial reporting;

•	Cypress’s compliance with legal and regulatory requirements;

•	Cypress's independent registered public accounting firm’s appointment, qualifications and independence, as well as such firm's fees and scope of services;

•	risks related to internal controls, financial reporting, fraud, insurance, treasury, compliance and litigation; and

•	the performance of Cypress’s internal audit function.
The Audit Committee also provides the Board with such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.
The charter of the Audit Committee is posted on our website at http://investors.cypress.com/corporate-governance.cfm.
Cypress’s management has primary responsibility for preparing Cypress’s financial statements, establishing the Company's financial reporting process and internal financial controls. Cypress’s independent registered public accounting firm, currently PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of Cypress’s financial statements to generally accepted accounting principles and on the effectiveness of Cypress’s internal controls over financial reporting. The Audit Committee reviews the Company’s financial disclosures and holds regular executive sessions outside the presence of management with our independent registered public accounting firm. The Committee also meets privately, as needed, with our chief financial officer, our legal counsel and our internal auditors to discuss our internal accounting control policies and procedures as well as any other issues raised by the Committee. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for our fiscal year ended January 1, 2017, with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of any significant judgment exercised, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed the results of management’s assessment of the effectiveness of Cypress’s internal control over financial reporting as of January 1, 2017. The Audit Committee reports on these meetings to our full Board of Directors.
The Audit Committee hereby reports as follows:
(1)The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements in Cypress's Annual Report on Form 10-K for the fiscal year ended January 1, 2017.
(2)The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 1301, Communication with Audit Committees, including, among other items, matters related to the conduct by the independent auditors of the audit of Cypress's consolidated financial statements.
(3)    The Audit Committee has received the written disclosures and the letter from the independent auditors for Cypress as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence, and has discussed with the auditors their independence.
Based on the review and discussion referred to in items (1) through (3) above, the Audit Committee recommended to Cypress’s Board of Directors, and the Board approved, that the Company’s audited financial statements be included in Cypress’s Annual Report on Form 10-K for the fiscal year ended January 1, 2017 for filing with the Securities and Exchange Commission (the "SEC"). The Audit Committee also recommended the reappointment of PricewaterhouseCoopers LLP as Cypress’s independent registered public accounting firm for fiscal year 2017.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Each member of the Audit Committee that served during fiscal year 2016 was independent as defined under the Nasdaq Listing Rules and the SEC rules applicable to audit committee members during the period in which they served
.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
W. Steve Albrecht, Chairman
Eric A. Benhamou
Michael S. Wishart

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OTHER REQUIRED DISCLOSURES

PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

OTHER REQUIRED DISCLOSURES
Compensation Committee Interlocks and Insider Participation
During fiscal year 2016, the following directors were members of our Compensation Committee: Mr. Eric A. Benhamou, Mr. H. Raymond Bingham, Mr. Wilbert van den Hoek and Mr. Michael S. Wishart. Excluding Mr. Bingham, who is no longer a member of the Compensation Committee, none of the Compensation Committee members is or has at any time been an officer or employee of Cypress. Mr. Bingham resigned from the Compensation Committee effective upon his appointment as Executive Chairman.
None of Cypress’s executive officers serves, or in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more of its named executive officers serving on Cypress’s Board of Directors (the "Board") or Compensation Committee.
Policies and Procedures with Respect to Related Person Transactions
Our written Code of Business Conduct and Ethics prohibits our executive officers, directors and employees, or any of such persons’ immediate family members or affiliates, from entering into any transaction or relationship that might present a conflict of interest to the Company or such individual. Any potential conflict of interest must be reported to the Company's chief financial officer or the Legal Department for review and, if necessary, escalated to the Audit Committee for further review. Our Audit Committee considers the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence.
Certain Relationships and Related Transactions
In fiscal year 2016, we sold approximately 2.6 million dollars in products to Flex Ltd. (formerly known as Flextronics International Ltd, “Flextronics”) and its subsidiaries. Mr. Bingham, our Executive Chairman, sits on the Board of Directors of Flextronics. Mr. Bingham was in no way directly involved in the negotiation of any agreements with Flextronics and did not have any role in determining the price or terms to Flextronics.
In fiscal year 2016, we sold approximately $350,000 in products to Oracle Corporation ("Oracle"). Mr. Bingham, our Executive Chairman, was previously on the Board of Directors of Oracle. Mr. Bingham was in no way directly involved in the negotiation of any agreements with Oracle and did not have any role in determining the price or terms to Oracle.
Other than described above, there are no related person transactions between our directors or executive officers and our Company. For purposes of this section, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all of the forms they filed to comply with Section 16(a) requirements.
We believe that, during fiscal year 2016, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements.
In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and certain written representations of our directors, executive officers, and 10% stockholders.

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OTHER MATTERS
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

OTHER MATTERS
We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.
It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return your WHITE proxy card in the envelope provided or to vote by telephone or online at your earliest convenience.
FOR THE BOARD OF DIRECTORS

Pamela Tondreau
Corporate Secretary
Dated: [ ], 2017

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APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

APPENDIX A
INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES
The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominees, officers and employees who, under the rules of the Securities and Exchange Commission, are “participants” in our solicitation of proxies from our shareholders in connection with the 2017 Annual Meeting.
Directors and Nominees
The principal occupations of our directors and nominees who are “participants” in our solicitation are set forth under the section above titled “Proposal One - Election of Directors” of this Proxy Statement. The name, principal occupation and business addresses of the organization of employment of our directors and nominees are as follows:

Name	Occupation	Business Address
W. Steve Albrecht	Cardon Endowed Professor and Wheatley Fellow at Brigham Young University	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Eric A. Benhamou	Managing Director of Benhamou Global Ventures	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
H. Raymond Bingham	Executive Chairman of Cypress Semiconductor Corporation	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Hassane El-Khoury	President and Chief Executive Officer of Cypress Semiconductor Corporation	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Oh Chul Kwon	Former Chief Executive Officer of SK Hynix Semiconductor	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Wilbert van den Hoek	Former Chief Technology Officer of Novellus Systems, Inc.	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Michael S. Wishart	Former Managing Director of Goldman Sachs & Co.	c/o Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134
Officers and Employees
The principal occupations of our executive officers and employees who are “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with our Company, and the business address for each person is Cypress Semiconductor Corporation, 198 Champion Court, San Jose, CA 95134.

Name	Position
Hassane El-Khoury	President, Chief Executive Officer and Director
H. Raymond Bingham	Executive Chairman
Dana C. Nazarian	Executive Vice President of Operations & Technology
Joseph Rauschmayer	Executive Vice President of Manufacturing
Thad Trent	Chief Financial Officer and Executive Vice President of Finance & Administration

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-1

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Information Regarding Ownership of the Company’s Securities by Participants
The shares of our common stock beneficially owned or held as of March 17, 2017 by the persons listed above under “Directors and Nominees” and “Officers and Employees,” are set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” of this proxy statement.
Except as described in this proxy statement, shares of the Company’s common stock owned of record by each participant are also beneficially owned by such participant.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth all transactions that may be deemed purchases and sales of shares of the Company’s common stock by the individuals who are “participants” between January 1, 2015 and April 5, 2017. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Amount	Transaction
Albrecht, W. Steve	5/14/2015	18,421	(7)
	5/15/2015	15,302	(1)
	11/4/2015	9,614	(2)
	11/4/2015	(50,000)	(8)
	11/4/2015	(9,614)	(8)
	5/5/2016	15,302	(7)
	5/6/2016	21,459	(1)
Benhamou, Eric A.	2/5/2015	82,404	(2)
	2/5/2015	(16,826)	(10)
	5/14/2015	18,421	(7)
	5/15/2015	15,302	(1)
	2/29/2016	82,404	(2)
	2/29/2016	(82,404)	(8)
	5/5/2016	15,302	(7)
	5/6/2016	21,459	(1)
	9/19/2016	(50,000)	(9)
	12/19/2016	(50,000)	(9)
	3/20/2017	(50,000)	(9)
Bingham, H. Raymond	3/12/2015	11,160	(1)
	3/12/2015	1,956	(1)
	3/12/2015	94,061	(4)
	3/12/2015	27,845	(4)
	3/12/2015	4,095	(4)
	3/12/2015	33,783	(4)
	3/12/2015	53,452	(4)
	3/12/2015	7,665	(4)
	3/12/2015	73,710	(4)
	3/12/2015	184,275	(4)
	3/12/2015	122,850	(4)
	3/12/2015	56,511	(4)
	3/18/2015	(49,497)	(10)
	3/18/2015	98,995	(5)
	5/1/2015	20,000	(2)
	5/1/2015	(20,000)	(8)
	5/4/2015	(25,000)	(8)
	5/14/2015	1,956	(7)
	5/15/2015	15,302	(1)
	11/6/2015	(25,000)	(8)

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-2

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name	Date	Amount	Transaction
	11/9/2015	53,710	(2)
	11/9/2015	(53,710)	(8)
	11/9/2015	(1,956)	(8)
	3/12/2016	3,720	(7)
	3/14/2016	(1,860)	(9)
	5/2/2016	45,000	(3)
	5/2/2016	(45,000)	(9)
	5/3/2016	11,511	(3)
	5/3/2016	(11,511)	(9)
	5/3/2016	3,489	(3)
	5/3/2016	(3,489)	(9)
	5/5/2016	15,302	(7)
	5/5/2016	(7,651)	(10)
	5/6/2016	21,459	(1)
	6/1/2016	15,000	(3)
	6/1/2016	(15,000)	(9)
	6/17/2016	(20,000)	(8)
	7/1/2016	15,000	(3)
	7/1/2016	(15,000)	(9)
	8/1/2016	15,000	(3)
	8/1/2016	(15,000)	(9)
	8/10/2016	132,508	(1)
	9/1/2016	15,000	(3)
	9/1/2016	(15,000)	(9)
	10/3/2016	15,000	(3)
	10/3/2016	(15,000)	(9)
	11/1/2016	15,000	(3)
	11/1/2016	(15,000)	(9)
	11/3/2016	11,080	(1)
	11/10/2016	11,042	(7)
	12/1/2016	15,000	(3)
	12/1/2016	(15,000)	(9)
	1/3/2017	14,361	(3)
	1/3/2017	(14,361)	(9)
	1/31/2017	11,080	(7)
	2/10/2017	11,042	(7)
	3/12/2017	3,720	(7)
	3/16/2017	232,558	(1)
El-Khoury, Hassane	1/9/2015	807	(7)
	1/9/2015	(358)	(10)
	1/21/2015	41,416	(6)
	1/21/2015	30,000	(6)
	1/22/2015	(15,795)	(10)
	1/22/2015	(11,259)	(10)
	3/3/2015	90,000	(1)
	6/15/2015	3,108	(7)
	6/16/2015	(1,634)	(10)
	10/31/2015	667	(7)
	11/2/2015	(349)	(10)
	11/14/2015	467	(7)
	11/16/2015	(244)	(10)
	1/9/2016	807	(7)
	1/11/2016	(354)	(10)

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-3

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name	Date	Amount	Transaction
	2/3/2016	10,000	(7)
	2/3/2016	(4,378)	(10)
	2/3/2016	30,000	(7)
	2/3/2016	(11,311)	(10)
	2/18/2016	108,000	(6)
	3/17/2016	(30,000)	(8)
	5/5/2016	20,000	(1)
	8/10/2016	220,848	(1)
	11/3/2016	21,494	(1)
	11/10/2016	18,404	(7)
	11/10/2016	(9,745)	(10)
	11/14/2016	467	(7)
	11/15/2016	(249)	(10)
	12/31/2016	20,000	(7)
	1/3/2017	(10,340)	(10)
	1/9/2017	807	(7)
	1/10/2017	(357)	(10)
	1/27/2017	30,000	(7)
	1/30/2017	(11,805)	(10)
	1/31/2017	21,494	(7)
	2/1/2017	(8,470)	(10)
	2/10/2017	18,404	(7)
	2/13/2017	(6,876)	(10)
	2/28/2017	61,920	(6)
	2/28/2017	25,850	(6)
	3/1/2017	(45,775)	(10)
	3/16/2017	158,577	(1)
Kwon, Oh-Chul	3/12/2015	11,160	(1)
	3/12/2015	1,956	(1)
	3/12/2015	24,877	(4)
	3/12/2015	4,972	(4)
	3/16/2015	24,877	(5)
	5/14/2015	1,956	(7)
	5/15/2015	15,302	(1)
	3/12/2016	3,720	(7)
	3/15/2016	(1,164)	(10)
	5/5/2016	15,302	(7)
	5/5/2016	(4,624)	(10)
	5/6/2016	21,459	(1)
	3/12/2017	3,720	(7)
	3/14/2017	(1,094)	(8)
Nazarian, Dana C.	1/21/2015	30,000	(6)
	1/21/2015	41,416	(6)
	1/21/2015	(15,769)	(10)
	1/21/2015	(11,258)	(10)
	3/3/2015	90,000	(1)
	2/3/2016	10,000	(7)
	2/3/2016	30,000	(7)
	2/18/2016	108,000	(6)
	5/5/2016	20,000	(1)
	8/12/2016	3,794	(2)
	8/12/2016	27,383	(2)
	8/12/2016	(10,713)	(10)

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-4

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name	Date	Amount	Transaction
	11/3/2016	7,586	(1)
	12/31/2016	20,000	(7)
	1/3/2017	(10,340)	(10)
	1/27/2017	30,000	(7)
	1/30/2017	(12,117)	(10)
	1/31/2017	7,586	(7)
	2/1/2017	(3,274)	(10)
	2/28/2017	61,920	(6)
	2/28/2017	25,850	(6)
	3/1/2017	(45,838)	(10)
	3/16/2017	47,052	(1)
Rauschmayer, Joseph T.	3/12/2015	1,383	(4)
	3/12/2016	112,613	(5)
	3/12/2015	(62,000)	(10)
	3/12/2015	70,000	(4)
	5/1/2015	2,764	(7)
	5/4/2015	(1,463)	(10)
	5/7/2015	60,000	(1)
	8/3/2015	2,764	(7)
	8/4/2015	(1,480)	(10)
	11/2/2015	2,764	(7)
	11/3/2015	(1,459)	(10)
	2/1/2016	2,764	(7)
	2/2/2016	(1,197)	(10)
	2/18/2016	18,202	(6)
	2/19/2016	(7,491)	(10)
	3/12/2016	70,000	(7)
	3/13/2016	(27,993)	(10)
	4/1/2016	33,000	(1)
	4/30/2016	2,764	(7)
	5/2/2016	(994)	(10)
	5/5/2016	20,000	(1)
	8/1/2016	2,764	(7)
	8/2/2016	(1,484)	(10)
	11/3/2016	9,613	(1)
	12/31/2016	20,000	(7)
	1/3/2017	(10,589)	(10)
	1/27/2017	30,000	(6)
	1/30/2017	(12,068)	(10)
	1/30/2017	9,100	(6)
	1/31/2017	(4,043)	(10)
	1/31/2017	9,613	(7)
	2/1/2017	(4,223)	(10)
	2/28/2017	87,770	(6)
	3/1/2017	(46,451)	(10)
	3/16/2017	36,592	(1)
Trent, Thad	1/20/2015	8,000	(7)
	1/20/2015	(3,461)	(10)
	1/21/2015	8,283	(6)
	1/21/2015	6,000	(6)
	1/21/2015	(3,507)	(10)
	1/21/2015	(2,184)	(10)
	3/3/2015	60,000	(1)

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-5

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name	Date	Amount	Transaction
	5/7/2015	30,000	(1)
	5/11/2015	1,333	(7)
	5/12/2015	(509)	(10)
	10/31/2015	2,267	(7)
	11/2/2015	(852)	(10)
	11/14/2015	1,733	(7)
	11/16/2015	(652)	(10)
	11/19/2015	1,066	(7)
	11/19/2015	(401)	(10)
	2/3/2016	2,000	(7)
	2/3/2016	(866)	(10)
	2/3/2016	20,000	(7)
	2/3/2016	(8,033)	(10)
	2/3/2016	10,000	(7)
	2/3/2016	(3,745)	(10)
	2/18/2016	108,000	(6)
	5/5/2016	20,000	(1)
	5/9/2016	1,333	(7)
	5/9/2016	(706)	(10)
	6/1/2016	20,000	(7)
	6/1/2016	(10,508)	(10)
	10/10/2016	15,450	(3)
	10/10/2016	(11,390)	(10)
	11/3/2016	9,484	(1)
	11/14/2016	1,734	(7)
	11/15/2016	(918)	(10)
	11/19/2016	1,067	(7)
	11/22/2016	(552)	(10)
	12/31/2016	20,000	(7)
	1/3/2017	(10,340)	(10)
	1/27/2017	20,000	(7)
	1/27/2017	10,000	(7)
	1/30/2017	(8,131)	(10)
	1/30/2017	(3,875)	(10)
	1/31/2017	9,484	(7)
	2/1/2017	(4,020)	(10)
	2/28/2017	41,280	(6)
	2/28/2017	20,640	(6)
	2/28/2017	21,150	(6)
	3/1/2017	(43,349)	(10)
	3/16/2017	57,507	(1)
van den Hoek, Wilbert G. M.	5/14/2015	18,421	(7)
	5/15/2015	15,302	(1)
	5/5/2016	15,302	(7)
	5/6/2016	21,459	(1)
Wishart, Michael S.	3/12/2015	18,901	(4)
	3/12/2015	34,398	(4)
	3/12/2015	28,665	(4)
	3/12/2015	22,909	(4)
	3/12/2015	11,160	(1)
	3/12/2015	1,956	(1)
	3/18/2015	51,574	(5)
	3/18/2015	(9,495)	(10)

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-6

APPENDIX A
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

Name	Date	Amount	Transaction
	3/18/2015	(11,881)	(10)
	5/14/2015	1,956	(7)
	5/15/2015	15,302	(1)
	3/12/2016	3,720	(7)
	5/5/2016	15,302	(7)
	5/6/2016	21,459	(1)
	3/12/2017	3,720	(7)
(1) Acquisition - Grant of restricted stock units or similar awards
(2) Acquisition - Option exercise
(3) Acquisition - Option exercise pursuant to Rule 10b5-1 trading plan
(4) Acquisition - Securities exchanged in connection with Cypress/Spansion merger
(5) Acquisition - Settlement of securities exchanged in connection with Cypress/Spansion merger
(6) Acquisition - Shares acquired upon vesting related to achievement of performance milestones under performance based restricted stock
(7) Acquisition - Vesting of restricted stock units or similar awards
(8) Disposition - Open market sale
(9) Disposition - Sale pursuant to a Rule 10b5-1 trading plan
(10) Disposition - Shares sold to pay exercise price and/or tax applicable to vesting/settlement of equity awards

Miscellaneous Information Regarding Participants
Except as described in this Appendix A or the Proxy Statement, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of our subsidiaries, (ii) has purchased or sold any of such securities within the past two years or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the Proxy Statement, none of the participants’ associates beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the Proxy Statement, neither we nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Annual Meeting or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as disclosed in this Proxy Statement, none of the participants or any of their associates has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Other than as set forth in this Appendix A or the Proxy Statement, none of us, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

Cypress Semiconductor Corporation - 2017 Proxy Statement	A-7

APPENDIX B
PRELIMINARY PROXY MATERIAL DATED APRIL 5, 2017 - SUBJECT TO COMPLETION

APPENDIX B

Cypress Semiconductor Corporation - 2017 Proxy Statement	B-1